UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock High Equity Income Fund

BlackRock International Dividend Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Technology Opportunities Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 09/30/2018

Item 1 – Report to Stockholders

SEPTEMBER 30, 2018

ANNUAL REPORT

BlackRock FundsSM

▶	BlackRock All-Cap Energy & Resources Portfolio
▶	BlackRock Emerging Markets Dividend Fund
▶	BlackRock Energy & Resources Portfolio

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2018	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

The combination of rising demand and supply discipline by producers sparked a rally in energy prices during the past 12 months. Although this trend provided a tailwind for energy stocks, the sector failed to keep pace with the gains of the underlying commodities as market participants appeared to question the sustainability of higher oil prices.

The Fund’s security selection detracted from relative performance, particularly within the oil services and exploration & production (“E&P”) industries.

At the individual stock level, an overweight position in the U.S. E&P company EQT Corp. (“EQT”) was the largest detractor from relative performance. Early in the period, EQT’s chief executive officer resigned due to a disagreement about compensation. Given that the company is in the midst of a restructuring, this news was received negatively by the market. Later in the year, the prospect of lower production volumes further weighed on EQT’s shares. The Fund maintained its overweight position on the view that these are near-term headwinds as opposed to longer-term, structural issues.

Other detractors of note included underweight positions in Hess Corp. and Marathon Oil Corp., as well as overweights in Cimarex Energy Co. and TransCanada Corp.

The Fund’s overweight position in the U.S. E&P company ConocoPhillips was the top contributor to relative performance. The company reported a large increase in both its dividend and its share-buyback program, boosting its shares.

An overweight in the U.S. refining company Andeavor was also among the largest contributors. Early in the period, Marathon Petroleum Corp. launched a bid for Andeavor at a substantial premium to its price at the time, causing the stock to rally. Later in the period, U.S. refiners benefited from the wide difference in price between West Texas Intermediate crude oil and Brent North Sea crude.

Other notable contributors included underweight positions in Exxon Mobil Corp. and Enbridge, Inc., as well as an overweight position in Valero Energy Corp.

Describe recent portfolio activity.

Consistent with the investment adviser’s long-term approach, there was a relatively low amount of turnover in the portfolio.

The Fund reduced its position in E&P stocks and increased its weighting in the integrated energy and refining industries. This included exiting positions in Cimarex Energy Co. and Marathon Oil Corp. and initiating positions in TOTAL SA and CNOOC Ltd. This shift reflected the investment adviser’s view that international integrated energy companies generally offer more upside potential than their U.S. counterparts. The reduction in the E&P area reflected the industry’s strong performance in the early part of the period.

Describe portfolio positioning at period end.

The oil crash in 2014 (the worst in almost forty years) led to sharp and lasting change across the energy industry, with financial discipline now front and center for management teams. Balance sheets are therefore in the best shape they have been for years, and the sector is on pace to deliver its highest free cash flow since 2000. In contrast to prior cycles, much of the surplus cash flow is being redirected to shareholders. With this in mind, the investment adviser remained focused on identifying companies that are delivering high levels of free cash flow and displaying consistent capital discipline.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018 (continued)	BlackRock All-Cap Energy & Resources Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.52%	14.08%	N/A	(2.24)%	N/A	0.29%	N/A
Service	13.36	13.63	N/A	(2.64)	N/A	(0.11)	N/A
Investor A	13.33	13.59	7.62%	(2.64)	(3.68)%	(0.13)	(0.66)%
Investor C	13.00	12.90	11.90	(3.33)	(3.33)	(0.85)	(0.85)
MSCI World Energy Index	13.59	14.60	N/A	0.80	N/A	2.69	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,135.20	$4.99	$1,000.00	$1,020.67	$4.72	0.92%
Service	1,000.00	1,133.60	7.26	1,000.00	1,018.54	6.87	1.34
Investor A	1,000.00	1,133.30	7.26	1,000.00	1,018.54	6.87	1.34
Investor C	1,000.00	1,130.00	11.13	1,000.00	1,014.89	10.53	2.06

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of September 30, 2018	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income; and, as a secondary objective, to seek capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Emerging-market equities experienced weak performance in the past 12 months. Investor sentiment waned due to the combination of rising interest rates in the developed world, uncertainty about U.S. trade policy, and political instability in Argentina, Turkey and other key markets in the asset class. In addition, stocks faced headwinds from concerns about a possible slowdown in China’s economic growth.

Stock selection in Taiwan and India was the main detractor from relative performance. The Taiwanese Dynamic Random Access Memory manufacturer Nanya Technology Corp. was the largest detractor at the individual stock level. Despite strong second quarter results, the stock declined as concerns about the potential impact of a trade war could have on end-market demand led to general weakness in the semiconductor industry. A position in the Brazilian toll road operator EcoRodovias Infraestrutura e Logistica SA also detracted, as the company missed earnings expectations and experienced profit margin pressures due to higher costs.

Stock selection in China and South Africa was the main contributor to relative performance. The Fund’s results in China were driven primarily by CNOOC Ltd., which rallied on the strength of a gain in the price of oil. The investment adviser believes CNOOC Ltd. has effective cost control and a strong balance sheet, and that the stock has both an attractive yield and a reasonable valuation. The South African insurer Sanlam Ltd. was another notable contributor. Investors demonstrated a renewed interest in the country’s market after a change of leadership in the African National Congress party opened the way to political renewal and potential economic reform.

The Fund had a slightly elevated cash position at the end of the period, which included committed funds against positions that had not yet settled. This did not have a material impact on Fund performance for the period.

Describe recent portfolio activity.

The Fund increased its exposure to Russia based on the combination of high oil prices and the likelihood that weakness in the ruble could help fuel stronger growth. The Fund also added to Brazil on the belief that the country’s elections will bring about continuity in the reform process, leading to continued economic growth. On the other hand, the Fund exited the South African insurer Sanlam Ltd. and switched into Old Mutual Ltd., which the investment adviser believed had more potential upside due to a restructuring initiative that is expected to unlock value. The Fund also sold its position in the Taiwanese mobile-phone chip producer MediaTek, Inc. due to signs of a slowdown in demand.

Describe portfolio positioning at period end.

Emerging market stocks experienced elevated volatility in the past 12 months, as investor confidence was tested by trade tensions, rising rates and currency weakness. While these factors have led to reduced visibility, the investment adviser believes the emerging markets remain attractive. The sell-off caused valuations to move back to the recent lows of 2016, providing favorable entry points and highlighting the large amount of bad news that may already have been reflected in stock prices. The most recent earnings season was generally upbeat, with good profit trends and improving cash flows for many companies. Although costs are increasing, they remain under control given that the capital expenditure cycle is still in its early stages. Profit margins are expanding as a result, which is translating to improved bottom-line earnings. In this environment, the investment adviser believes stock-specific fundamentals should play an increasingly important role performance. Therefore, the Fund is maintaining a focus on companies with high-quality balance sheets and strong cash flow generation.

At the close of the period, the Fund had overweight positions in Russia and Brazil and underweights in China and South Africa. At the sector level, the Fund had an overweight position in financials and an underweight in information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018 (continued)	BlackRock Emerging Markets Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

(c)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

(d)	Commencement of operations.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(9.99)%	(1.58)%	N/A	3.03%	N/A	0.89%	N/A
Investor A	(10.22)	(1.91)	(7.06)%	2.77	1.67%	0.65	(0.08)%
Investor C	(10.52)	(2.65)	(3.62)	2.00	2.00	(0.08)	(0.08)
Class K	(10.05)	(1.65)	N/A	3.02	N/A	0.88	N/A
MSCI Emerging Markets Index	(8.97)	(0.81)	N/A	3.61	N/A	0.62	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

(c)	The Fund commenced operations on April 29, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$900.10	$7.42	$1,000.00	$1,017.53	$7.88	1.54%
Investor A	1,000.00	897.80	8.60	1,000.00	1,016.28	9.14	1.79
Investor C	1,000.00	894.80	12.19	1,000.00	1,012.47	12.95	2.54
Class K	1,000.00	899.50	7.16	1,000.00	1,017.80	7.61	1.49

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown) except for Class K Shares which is multiplied by 156/365 (to reflect the period since inception date of January 25, 2018).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of September 30, 2018	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

The combination of rising demand and supply discipline by producers sparked a rally in energy prices during the past 12 months. Although this trend provided a tailwind for energy stocks, the sector failed to keep pace with the gains of the underlying commodities as market participants appeared to question the sustainability of higher oil prices.

Stock selection, particularly within the energy distribution industry, was the primary detractor from relative performance.

At the individual stock level, an overweight position in the U.S. exploration and production (“E&P”) company EQT Corp. (“EQT”) was the largest detractor from relative performance. Early in the period, EQT’s chief executive officer resigned due to a disagreement about compensation. Given that the company is in the midst of a restructuring, this news was received negatively by the market. Later in the year, the prospect of lower production volumes further weighed on EQT’s shares. The Fund maintained its overweight position on the view that these are near-term headwinds as opposed to longer-term, structural issues.

Other detractors of note included overweight positions in Cimarex Energy Co., TransCanada Corp. and Cabot Oil & Gas Corp.

The Fund’s stock selection within the refining & marketing sub-sector contributed positively during the period, as did an underweight allocation to the oil services industry.

An overweight position in the U.S. refining company Andeavor was among the largest contributors to relative performance. Early in the period, Marathon Petroleum Corp. launched a bid for Andeavor at a substantial premium to its price at the time, causing the stock to rally. Later in the period, U.S. refiners benefited from the wide difference in price between West Texas Intermediate crude oil and Brent North Sea crude.

Other notable contributors included the Fund’s overweight positions in Marathon Oil Corp., HollyFrontier Corp. and Hess Corp.

Describe recent portfolio activity.

Consistent with the investment adviser’s long-term approach, there was a relatively low amount of turnover in the portfolio.

The Fund reduced its position in E&P stocks and increased its weighting in the integrated energy and refining industries. This included exiting positions in RSP Permian, Inc. and Murphy Oil Corp. and initiating positions in Valero Energy Corp. and Green Plains, Inc. This change reflects the investment adviser’s view that the strong relative performance of many companies in the E&P sector led to more compelling relative values in other areas.

Describe portfolio positioning at period end.

The oil crash in 2014 (the worst in almost forty years) led to sharp and lasting change across the energy industry, with financial discipline currently front and center for management teams. Balance sheets are therefore in the best shape they have been for years, and the sector is on pace to deliver its highest free cash flow since 2000. In contrast to prior cycles, much of the surplus cash flow is being redirected to shareholders. With this in mind, the investment adviser remained focused on identifying companies that are delivering high levels of free cash flow and displaying consistent capital discipline.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018 (continued)	BlackRock Energy & Resources Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	15.58%	12.40%	N/A	(9.28)%	N/A	(3.73)%	N/A
Investor A	15.37	12.05	6.16%	(9.56)	(10.53)%	(4.04)	(4.56)%
Investor C	14.92	11.26	10.26	(10.21)	(10.21)	(4.74)	(4.74)
MSCI World Small and Mid-Cap Energy Index	17.90	15.35	N/A	(7.87)	N/A	(1.03)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,155.80	$5.57	$1,000.00	$1,020.17	$5.22	1.02%
Investor A	1,000.00	1,153.70	7.25	1,000.00	1,018.61	6.80	1.33
Investor C	1,000.00	1,149.20	11.16	1,000.00	1,014.96	10.46	2.05

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	9

Portfolio Information  as of September 30, 2018

BlackRock All-Cap Energy & Resources Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Royal Dutch Shell PLC, Class A	13%
Exxon Mobil Corp.	10
BP PLC	8
TOTAL SA	6
Suncor Energy, Inc.	5
ConocoPhillips	5
Valero Energy Corp.	4
Andeavor	4
Chevron Corp.	4
EOG Resources, Inc.	4

INDUSTRY ALLOCATION

Industry	Percent of Net Assets

Oil, Gas & Consumable Fuels	93%
Energy Equipment & Services	7
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

BlackRock Emerging Markets Dividend Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Samsung Electronics Co. Ltd., Preference Shares	6%
CNOOC Ltd.	3
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	3
Industrial & Commercial Bank of China Ltd., H Shares	3
Shinhan Financial Group Co. Ltd.	3
Qatar Gas Transport Co., Ltd.	3
Larsen & Toubro Ltd.	2
HDFC Bank Ltd.	2
Taiwan Semiconductor Manufacturing Co. Ltd.	2
Powszechny Zaklad Ubezpieczen SA	2

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

China	17%
South Korea	12
India	10
Brazil	10
Taiwan	9
Russia	8
Mexico	6
Thailand	5
Qatar	3
Poland	2
Austria	2
Hungary	2
Indonesia	2
Ukraine	2
United Kingdom	1
Saudi Arabia	1
Argentina	1
Panama	1
United States	5
Other Assets Less Liabilities	1

BlackRock Energy & Resources Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Andeavor	8%
Marathon Oil Corp.	7
Encana Corp.	6
Galp Energia SGPS SA	5
EQT Corp.	5
Concho Resources, Inc.	5
Cimarex Energy Co.	4
Williams Cos., Inc.	4
HollyFrontier Corp.	4
Devon Energy Corp.	4

INDUSTRY ALLOCATION

Industry	Percent of Net Assets

Oil, Gas & Consumable Fuels	88%
Energy Equipment & Services	12
Short-Term Securities	5
Liabilities in Excess of Other Assets	(5)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance of BlackRock Emerging Markets Dividend Fund shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of the BlackRock Emerging Markets Dividend Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in Blackrock All-Cap Energy & Resources Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, the Funds’ issued and outstanding Investor B Shares of BlackRock All-Cap Energy & Resources Portfolio and BlackRock Energy & Resources Portfolio converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and then thereafter, investor will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018), are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE/DISCLOSURE OF EXPENSES/DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments September 30, 2018	BlackRock All-Cap Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.7%

Energy Equipment & Services — 7.2%
Baker Hughes a GE Co.	44,643	$1,510,273
Halliburton Co.	56,772	2,300,969
Patterson-UTI Energy, Inc.	36,607	626,346
Schlumberger Ltd.	28,320	1,725,254

		6,162,842

Oil, Gas & Consumable Fuels — 92.5%
Anadarko Petroleum Corp.	29,457	1,985,696
Andeavor	21,614	3,317,749
BP PLC	865,341	6,632,653
Cairn Energy PLC (a)	356,070	1,076,234
Canadian Natural Resources Ltd.	75,764	2,475,315
Chevron Corp.	27,101	3,313,910
CNOOC Ltd.	666,000	1,318,765
Concho Resources, Inc. (a)	11,268	1,721,187
ConocoPhillips	53,839	4,167,139
Devon Energy Corp.	61,942	2,473,963
Encana Corp.	148,495	1,946,363
EOG Resources, Inc.	25,529	3,256,735
EQT Corp.	32,817	1,451,496
Exxon Mobil Corp.	101,774	8,652,825
Galp Energia SGPS SA	59,000	1,169,842
Kosmos Energy, Ltd. (a)	90,488	846,063
Noble Energy, Inc.	57,185	1,783,600
Oil Search Ltd.	165,367	1,080,166

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	15,657	$2,727,293
Royal Dutch Shell PLC, Class A	313,112	10,736,188
Suncor Energy, Inc. (a)	109,250	4,227,395
TOTAL SA	81,896	5,324,936
TransCanada Corp.	53,932	2,182,082
Valero Energy Corp.	32,315	3,675,831
Williams Cos., Inc.	86,809	2,360,337

		79,903,763

Total Common Stocks — 99.7% (Cost: $67,100,506)		86,066,605

Total Long-Term Investments — 99.7% (Cost: $67,100,506)		86,066,605

Short-Term Securities — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (b),(c)	1,325,434	1,325,434

Total Short-Term Investments — 1.5% (Cost: $1,325,434)		1,325,434

Total Investments — 101.2% (Cost: $68,425,940)		87,392,039

Liabilities in Excess of Other Assets — (1.2)%		(1,014,770)

Net Assets — 100.0%		$86,377,269

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.
(c)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	478,745	846,689	1,325,434	$1,325,434	$9,161		$1	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	1,281	(b)	298	—

				$1,325,434	$10,442		$299	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$6,162,842	$—	$—	$6,162,842
Oil, Gas & Consumable Fuels	52,564,979	27,338,784	—	79,903,763
Short-Term Securities	1,325,434	—	—	1,325,434

	$60,053,255	$27,338,784	$—	$87,392,039

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments September 30, 2018	BlackRock Emerging Markets Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 90.1%

Argentina — 0.7%
Banco Macro SA — ADR	2,421	$100,157

Austria — 2.2%
Erste Group Bank AG	7,468	310,047

Brazil — 9.8%
BB Seguridade Participacoes SA	34,726	206,711
Hypera SA	34,867	245,970
Itau Unibanco Holding SA — ADR	21,283	233,687
Lojas Renner SA	30,608	234,645
MRV Engenharia e Participacoes SA	76,529	231,375
Notre Dame Intermedica Participacoes SA	36,445	237,248

		1,389,636

China — 16.1%
Bank of China Ltd., H Shares	617,000	272,617
China Mobile Ltd.	23,500	231,048
China Pacific Insurance Group Co. Ltd., H Shares	74,000	284,352
CNOOC Ltd.	226,000	447,509
Industrial & Commercial Bank of China Ltd., H Shares	599,000	437,326
Jiangsu Expressway Co. Ltd., H Shares	162,000	207,808
NetEase, Inc. — ADR	1,195	272,759
Silergy Corp.	7,000	126,092
Wuliangye Yibin Co., Ltd., Class A	900	8,883

		2,288,394

Egypt — 0.3%
Centamin PLC	29,622	40,907

Hungary — 2.1%
Richter Gedeon Nyrt	15,997	299,172

India — 10.4%
Bharat Petroleum Corp. Ltd.	46,732	241,155
HDFC Bank Ltd.	11,760	324,836
IndusInd Bank Ltd.	12,119	282,714
Larsen & Toubro Ltd.	18,615	326,886
NTPC Ltd.	131,040	301,532

		1,477,123

Indonesia — 1.9%
Bank Mandiri Perseo Tbk PT	405,400	182,679
Media Nusantara Citra Tbk PT	1,672,824	90,278

		272,957

Mexico — 6.4%
America Movil SAB de CV, Class L — ADR	11,189	179,695
Grupo Aeroportuario del Pacifico SAB de CV, Class B	19,692	215,440
Grupo Financiero Banorte Sab de CV	38,918	281,539
PLA Administradora Industrial S de RL de CV	151,061	231,992

		908,666

Panama — 0.5%
Copa Holdings SA, Class A	843	67,305

Poland — 2.2%
Powszechny Zaklad Ubezpieczen SA	28,969	311,754

Qatar — 2.5%
Qatar Gas Transport Co., Ltd.	76,339	360,523

Russia — 7.0%
Inter RAO UES PJSC	2,298,435	143,753
LUKOIL PJSC — ADR	3,398	260,196
Mobile TeleSystems PJSC — ADR	25,965	221,481
NovaTek PJSC — GDR	1,119	205,237
TCS Group Holding PLC (a)	9,294	171,939

		1,002,606

Security	Shares	Value

South Korea — 11.8%
S-1 Corp.	986	$81,244
Samsung Electronics Co. Ltd., Preference Shares	25,683	875,977
Shinhan Financial Group Co. Ltd.	10,286	415,642
SK Holdings Co., Ltd.	1,173	303,533

		1,676,396

Taiwan — 8.0%
Far EasTone Telecommunications Co. Ltd.	36,000	85,834
Merry Electronics Co. Ltd.	10,000	45,362
Nanya Technology Corp.	126,000	240,609
Taiwan Semiconductor Manufacturing Co. Ltd.	37,000	315,741
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	10,092	445,663

		1,133,209

Thailand — 5.1%
Land & Houses PCL — NVDR	478,700	170,224
PTT PCL — NVDR	161,900	271,796
Siam Commercial Bank PCL — NVDR	63,200	291,166

		733,186

Ukraine — 1.8%
Ferrexpo PLC	101,753	264,641

United Kingdom — 1.3%
Vivo Energy PLC (b)	107,313	180,547

Total Common Stocks — 90.1% (Cost: $12,835,748)		12,817,226

Participation Notes — 4.0%

China — 1.2%
Deutsche Bank AG (Wuliangye Yibin Co. Ltd., Class A), due 02/22/2027 (a)	17,000	167,786

Russia — 0.5%
Deutsche Bank AG (Inter RAO UES PJSC), due 01/13/2027 (a)	1,231,339	77,013

Saudi Arabia — 0.8%
HSBC (Al Rajhi), due 01/19/2021 (a)	4,824	111,099

Taiwan — 1.5%
Deutsche Bank AG (Merry Electronics Co.), due 01/10/2028 (a)	47,000	213,200

Total Participation Notes — 4.0% (Cost: $680,513)		569,098

Total Long-Term Investments — 94.1% (Cost: $13,516,261)		13,386,324

Short-Term Securities — 4.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (c)(d)	677,975	677,975

Total Short-Term Investments — 4.8% (Cost: $677,975)		677,975

Total Investments — 98.9% (Cost: $14,194,236)		$14,064,299
Other Assets Less Liabilities — 1.1%.		161,094

Net Assets — 100.0%		$14,225,393

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) September 30, 2018	BlackRock Emerging Markets Dividend Fund

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.
(d)

During the year ended September 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	385,937	292,038	677,975	$677,975	$10,282	$2	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Mini Index	5	December 21, 2018	$262	$8,359

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized appreciation	(a)	$—	$—	$8,359	$—	$—	$—	$8,359

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$(70,024)	$—	$—	$—	$(70,024)
Forward foreign currency exchange contracts	—	—	—	(60)	—	—	(60)

	$—	$—	$(70,024)	$(60)	$—	$—	$(70,084)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$8,359	$—	$—	$—	$8,359

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Emerging Markets Dividend Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$395,351
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$ —	(a)
Average amounts sold — in USD	$ —	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$100,157	$—	$—	$100,157
Austria	—	310,047	—	310,047
Brazil	1,389,636	—	—	1,389,636
China	272,759	2,015,635	—	2,288,394
Egypt	—	40,907	—	40,907
Hungary	—	299,172	—	299,172
India	—	1,477,123	—	1,477,123
Indonesia	—	272,957	—	272,957
Mexico	908,666	—	—	908,666
Panama	67,305	—	—	67,305
Poland	—	311,754	—	311,754
Qatar	—	360,523	—	360,523
Russia	393,420	609,186	—	1,002,606
South Korea	81,244	1,595,152	—	1,676,396
Taiwan	445,663	687,546	—	1,133,209
Thailand	170,224	562,962	—	733,186
Ukraine	—	264,641	—	264,641
United Kingdom	180,547	—	—	180,547
Participation Notes:
China	—	167,786	—	167,786
Russia	—	77,013	—	77,013
Saudi Arabia	—	111,099	—	111,099
Taiwan	—	213,200	—	213,200
Short-Term Securities	677,975	—	—	677,975

	$4,687,596	$9,376,703	—	$14,064,299

Derivative Financial Instruments(a)
Assets:
Equity contracts	$8,359	$—	$—	$8,359

(a)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) September 30, 2018	BlackRock Emerging Markets Dividend Fund

Transfers between Level 1 and Level 2 were as follows:
	Transfers Into Level 1	Transfers Out of Level 1(a)	Transfers Into Level 2(a)	Transfers Out of Level 2
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Indonesia	$—	$(61,627)	$61,627	$—
Russia	—	(38,946)	38,946	—
Ukraine	—	(199,983)	199,983	—

	$—	$(300,556)	$300,556	$—

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments September 30, 2018	BlackRock Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.9%

Energy Equipment & Services — 12.4%
Baker Hughes a GE Co.	95,814	$3,241,388
Halliburton Co.	76,995	3,120,607
Patterson-UTI Energy, Inc.	275,318	4,710,691
Poseidon Concepts Corp. (a)	35,081	25
Precision Drilling Corp. (a)	589,400	2,035,167
Superior Energy Services, Inc. (a)(b)	242,751	2,364,395
Tenaris SA (a)	236,267	3,956,867

		19,429,140
Oil, Gas & Consumable Fuels — 87.5%
Anadarko Petroleum Corp.	69,143	4,660,930
Andeavor	78,632	12,070,012
Cabot Oil & Gas Corp.	251,933	5,673,531
Cairn Energy PLC (a)(b)	1,928,520	5,829,018
Cheniere Energy, Inc. (a)	54,250	3,769,832
Cimarex Energy Co.	69,430	6,452,824
Concho Resources, Inc. (a)	42,998	6,567,945
Devon Energy Corp. (b)	147,317	5,883,841
Encana Corp.	695,153	9,111,555
Energen Corp. (a)	23,360	2,012,931
EQT Corp.	172,633	7,635,558
Galp Energia SGPS SA	400,204	7,935,174
Green Plains, Inc.	85,050	1,462,860
Hess Corp.	33,744	2,415,396
HollyFrontier Corp.	85,988	6,010,561
Kosmos Energy, Ltd. (a)	475,141	4,442,568
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000) (c)(d)	85,400	171,654

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Lundin Petroleum AB	122,337	$4,663,146
Marathon Oil Corp.	437,535	10,185,815
Noble Energy, Inc.	160,964	5,020,467
Oil Search Ltd.	689,618	4,504,536
Pioneer Natural Resources Co.	32,650	5,687,303
TransCanada Corp.	139,586	5,647,632
Valero Energy Corp.	27,209	3,095,024
Williams Cos., Inc.	221,195	6,014,292

		136,924,405
Total Long-Term Investments — 99.9% (Cost: $126,744,253)		156,353,545

Short-Term Securities — 4.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (e)(g)	1,009,593	1,009,593
SL Liquidity Series, LLC, Money Market Series, 2.26% (e)(f)(g)	6,567,316	6,567,973

Total Short-Term Investments — 4.9% (Cost: $7,577,465)		7,577,566

Total Investments — 104.8% (Cost: $134,321,718)		163,931,111
Liabilities in Excess of Other Assets — (4.8)%		(7,461,044)

Net Assets — 100.0%		$156,470,067

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $171,654, representing 0.1% of its net assets as of period end, and an original cost of $1,281,000.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	1,889,750	(880,157)	1,009,593	$1,009,593	$16,945		$3	$—
SL Liquidity Series, LLC, Money Market Series	—	6,567,316	6,567,316	6,567,973	28,273	(b)	245	101

				$7,577,566	$45,218		$248	$101

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) September 30, 2018	BlackRock Energy & Resources Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Forward foreign currency exchange contracts	$—	$—	$—	$(6)	$—	$—	$(6)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$15,472,248	$3,956,892	$—	$19,429,140
Oil, Gas & Consumable Fuels	113,820,877	22,931,874	171,654	136,924,405
Short-Term Securities	1,009,593	—	—	1,009,593

Subtotal	$130,302,718	$26,888,766	$171,654	$157,363,138

Investments Valued at NAV(a)				6,567,973

Total Investments				$163,931,111

(a)	As of September 30, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

September 30, 2018

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$86,066,605	$13,386,324	$156,353,545
Investments at value — affiliated(c)	1,325,434	677,975	7,577,566
Cash	—	3,598	25
Cash pledged as collateral for futures contracts	—	14,000	—
Foreign currency at value(d)	1,691	72,918	9,049
Receivables:
Investments sold	529	202,138	—
Capital shares sold	150,310	17,207	87,985
Dividends — affiliated	1,216	1,111	1,566
Dividends — unaffiliated	137,703	49,397	68,606
Securities lending income — affiliated	—	—	726
From the Manager	7,891	25,145	23,730
Prepaid expenses	19,099	16,969	29,493

Total assets	87,710,478	14,466,782	164,152,291

LIABILITIES
Cash collateral on securities loaned at value	—	—	6,567,625
Payables:
Investments purchased	819,349	—	—
Capital shares redeemed	220,268	26,582	691,859
Investment advisory fees	45,052	—	104,088
Board realignment and consolidation	10,536	3,011	14,694
Trustees’ and Officer’s fees	2,013	1,653	2,425
Other accrued expenses	40,427	84,643	42,266
Other affiliates	4,198	—	15,893
Printing fees	13,624	7,704	11,437
Professional fees	74,970	82,248	72,705
Service and distribution fees	28,279	2,271	44,273
Transfer agent fees	74,493	13,793	114,959
Offering costs	—	17,759	—
Variation margin on futures contracts	—	1,725	—

Total liabilities	1,333,209	241,389	7,682,224

NET ASSETS	$86,377,269	$14,225,393	$156,470,067

NET ASSETS CONSIST OF
Paid-in capital	$102,871,545	$14,241,210	$376,763,204
Undistributed (accumulated) net investment income (loss)	1,201,797	187,012	(463,759)
Accumulated net realized loss	(36,663,055)	(81,206)	(249,439,324)
Net unrealized appreciation (depreciation)	18,966,982	(121,623)	29,609,946

NET ASSETS	$86,377,269	$14,225,393	$156,470,067

(a) Investments at cost — unaffiliated	$67,100,506	$13,516,261	$126,744,253
(b) Securities loaned at value	$—	$—	$6,304,102
(c) Investments at cost — affiliated	$1,325,434	$677,975	$7,577,465
(d) Foreign currency at cost	$1,674	$72,838	$8,962

FINANCIAL STATEMENTS	19

Statements of Assets and Liabilities  (concluded)

September 30, 2018

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

NET ASSET VALUE
Institutional
Net assets	$22,255,428	$2,188,876	$24,508,453

Shares outstanding(a)	1,803,018	235,182	1,082,805

Net asset value	$12.34	$9.31	$22.63

Service
Net assets	$599,250	—	—

Shares outstanding(a)	49,721	—	—

Net asset value	$12.05	—	—

Investor A
Net assets	$41,644,114	$6,907,470	$111,263,298

Shares outstanding(a)	3,472,419	745,587	5,743,187

Net asset value	$11.99	$9.26	$19.37

Investor C
Net assets	$21,878,477	$1,127,311	$20,698,316

Shares outstanding(a)	1,921,322	123,428	1,526,213

Net asset value	$11.39	$9.13	$13.56

Class K
Net assets	—	$4,001,736	—

Shares outstanding(a)	—	430,201	—

Net asset value	—	$9.30	—

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended September 30, 2018

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund		BlackRock Energy & Resources Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$2,638,445	$644,324	(a)	$2,268,985
Dividends — affiliated	9,161	10,282		16,945
Securities lending income — affiliated — net	1,281	—		28,273
Foreign taxes withheld	(172,164)	(55,786)		(119,228)

Total investment income	2,476,723	598,820		2,194,975

EXPENSES
Investment advisory	649,205	161,008		1,252,309
Service and distribution — class specific	336,875	29,001		511,845
Transfer agent — class specific	202,634	35,748		403,457
Professional	80,996	104,518		72,628
Registration	70,284	49,602		63,548
Administration	36,788	6,843		70,964
Printing	34,565	41,908		29,309
Accounting services	34,116	30,170		38,619
Administration — class specific	17,326	3,217		33,432
Custodian	15,539	45,194		9,794
Trustees and Officer	11,639	10,441		12,952
Offering	—	35,370		—
Board realignment and consolidation	10,536	3,011		14,694
Recoupment of past waived and/or reimbursed fees — class specific	350	—		199
Miscellaneous	17,757	28,344		13,506

Total expenses	1,518,610	584,375		2,527,256
Less:
Administration fees waived — class specific	(16,997)	(3,187)		(33,336)
Transfer agent fees waived and/or reimbursed — class specific	(97,343)	(31,261)		(191,314)
Fees waived and/or reimbursed by the Manager	(167,731)	(277,412)		(11,595)

Total expenses after fees waived and/or reimbursed	1,236,539	272,515		2,291,011

Net investment income (loss)	1,240,184	326,305		(96,036)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,638,865	1,138,498	(b)	(9,117,480)
Investments — affiliated	298	2		245
Capital gain distributions received from affiliated investment companies	1	—		3
Futures contracts	—	(70,024)		—
Forward foreign currency exchange contracts	—	(60)		(6)
Foreign currency transactions	(7,297)	(5,760)		(11,416)

	4,631,867	1,062,656		(9,128,654)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,804,256	(1,906,355	)(c)	27,888,404
Investments — affiliated	—	—		101
Futures contracts	—	8,359		—
Foreign currency translations	633	178		1,237

	4,804,889	(1,897,818)		27,889,742

Net realized and unrealized gain (loss)	9,436,756	(835,162)		18,761,088

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,676,940	$(508,857)		$18,665,052

(a)	Includes non-recurring dividends in the amount of $24,665.
(b)	Net of $2,219 realized tax deferral.
(c)	Net of $17,169 foreign capital gain tax.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Emerging Markets Dividend Fund		BlackRock Energy & Resources Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2018	2017	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,240,184	$2,414,222	$326,305	$166,850	$(96,036)	$1,978,253
Net realized gain (loss)	4,631,867	(1,607,278)	1,062,656	412,322	(9,128,654)	(21,486,317)
Net change in unrealized appreciation (depreciation)	4,804,889	417,453	(1,897,818)	1,257,761	27,889,742	(4,079,744)

Net increase (decrease) in net assets resulting from operations	10,676,940	1,224,397	(508,857)	1,836,933	18,665,052	(23,587,808)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(495,032)	(617,210)	(86,593)	(46,061)	(576,362)	—
Service	(15,288)	(16,259)	—	—	—	—
Investor A	(1,116,732)	(1,176,238)	(104,130)	(26,936)	(1,490,046)	—
Investor C	(477,396)	(390,299)	(10,942)	(2,969)	(234,733)	—
Class K	—	—	(48,072)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(2,104,448)	(2,200,006)	(249,737)	(75,966)	(2,301,141)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(9,313,635)	(29,268,241)	1,336,365	7,377,349	(51,254,631)	(63,828,902)

NET ASSETS
Total increase (decrease) in net assets	(741,143)	(30,243,850)	577,771	9,138,316	(34,890,720)	(87,416,710)
Beginning of year	87,118,412	117,362,262	13,647,622	4,509,306	191,360,787	278,777,497

End of year	$86,377,269	$87,118,412	$14,225,393	$13,647,622	$156,470,067	$191,360,787

Undistributed (accumulated) net investment income (loss), end of year	$1,201,797	$2,073,358	$187,012	$83,113	$(463,759)	$1,907,056

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio
	Institutional
	Year Ended September 30,
	2018	2017		2016	2015		2014

Net asset value, beginning of year	$11.13	$11.06		$9.91	$16.26		$15.28

Net investment income(a)	0.23	0.31	(b)	0.22	0.23		0.19
Net realized and unrealized gain (loss)	1.30	0.04		1.17	(6.34)		0.90

Net increase (decrease) from investment operations	1.53	0.35		1.39	(6.11)		1.09

Distributions from net investment income(c)	(0.32)	(0.28)		(0.24)	(0.24)		(0.11)

Net asset value, end of year	$12.34	$11.13		$11.06	$9.91		$16.26

Total Return(d)
Based on net asset value	14.08%	2.98%		14.33%	(37.94)%		7.16%

Ratios to Average Net Assets
Total expenses	1.29%	1.25%		1.18%	1.11	%(e)	1.00	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.92%	0.91%		0.95%	0.96%		0.96%

Net investment income	1.97%	2.89	%(b)	2.16%	1.75%		1.15%

Supplemental Data
Net assets, end of year (000)	$22,255	$18,703		$25,123	$20,753		$36,865

Portfolio turnover rate	37%	14%		66%	51%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)
	Service
	Year Ended September 30,
	2018	2017		2016	2015	2014

Net asset value, beginning of year	$10.88	$10.81		$9.65	$15.81	$14.87

Net investment income(a)	0.17	0.25	(b)	0.17	0.17	0.12
Net realized and unrealized gain (loss)	1.28	0.04		1.14	(6.16)	0.88

Net increase (decrease) from investment operations	1.45	0.29		1.31	(5.99)	1.00

Distributions from net investment income(c)	(0.28)	(0.22)		(0.15)	(0.17)	(0.06)

Net asset value, end of year	$12.05	$10.88		$10.81	$9.65	$15.81

Total Return(d)
Based on net asset value	13.63%	2.58%		13.77%	(38.17)%	6.72%

Ratios to Average Net Assets
Total expenses(e)	1.55%	1.50%		1.51%	1.41%	1.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.34%	1.33%		1.36%	1.38%	1.34%

Net investment income	1.51%	2.35	%(b)	1.67%	1.33%	0.77%

Supplemental Data
Net assets, end of year (000)	$599	$628		$787	$1,025	$2,046

Portfolio turnover rate	37%	14%		66%	51%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

Includes recoupment of past waived and/or reimbursed with no financial impact to the expense ratios for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015 and September 30, 2014.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)
	Investor A
	Year Ended September 30,
	2018	2017		2016	2015		2014

Net asset value, beginning of year	$10.83	$10.76		$9.63	$15.77		$14.85

Net investment income(a)	0.17	0.26	(b)	0.17	0.17		0.12
Net realized and unrealized gain (loss)	1.27	0.03		1.14	(6.15)		0.86

Net increase (decrease) from investment operations	1.44	0.29		1.31	(5.98)		0.98

Distributions from net investment income(c)	(0.28)	(0.22)		(0.18)	(0.16)		(0.06)

Net asset value, end of year	$11.99	$10.83		$10.76	$9.63		$15.77

Total Return(d)
Based on net asset value	13.59%	2.57%		13.88%	(38.17)%		6.65%

Ratios to Average Net Assets
Total expenses	1.65%	1.60%		1.55%	1.48	%(e)	1.40	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.34%	1.33%		1.36%	1.38%		1.38%

Net investment income	1.52%	2.42	%(b)	1.72%	1.33%		0.73%

Supplemental Data
Net assets, end of year (000)	$41,644	$43,765		$59,065	$51,005		$91,625

Portfolio turnover rate	37%	14%		66%	51%		71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)
	Investor C
	Year Ended September 30,
	2018	2017		2016	2015	2014

Net asset value, beginning of year	$10.30	$10.23		$9.14	$14.94	$14.10

Net investment income(a)	0.09	0.17	(b)	0.09	0.07	0.00 (c)
Net realized and unrealized gain (loss)	1.22	0.03		1.08	(5.82)	0.84

Net increase (decrease) from investment operations	1.31	0.20		1.17	(5.75)	0.84

Distributions from net investment income(d)	(0.22)	(0.13)		(0.08)	(0.05)	—

Net asset value, end of year	$11.39	$10.30		$10.23	$9.14	$14.94

Total Return(e)
Based on net asset value	12.90%	1.84%		12.91%	(38.60)%	5.96%

Ratios to Average Net Assets
Total expenses(f)	2.36%	2.32%		2.28%	2.18%	2.12%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.06%	2.05%		2.09%	2.10%	2.10%

Net investment income (loss)	0.80%	1.66	%(b)	1.00%	0.61%	0.00%

Supplemental Data
Net assets, end of year (000)	$21,878	$23,996		$31,847	$32,693	$63,133

Portfolio turnover rate	37%	14%		66%	51%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2014, the ratio would have been 2.27% and 2.10%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2018, September 30, 2017 and September 30, 2015.

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Dividend Fund
	Institutional
	Year Ended September 30,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$9.63		$7.90	$6.87	$8.75	$8.93

Net investment income(a)	0.14	(b)	0.21	0.09	0.18	0.22
Net realized and unrealized gain (loss)	(0.29)		1.60	1.05	(1.78)	(0.12)

Net increase (decrease) from investment operations	(0.15)		1.81	1.14	(1.60)	0.10

Distributions from net investment income(c)	(0.17)		(0.08)	(0.11)	(0.28)	(0.28)

Net asset value, end of year	$9.31		$9.63	$7.90	$6.87	$8.75

Total Return(d)
Based on net asset value	(1.58)%		23.02%	16.72%	(18.71)%	1.06%

Ratios to Average Net Assets
Total expenses(e)	3.50%		5.22%	8.02%	6.07%	6.72%

Total expenses after fees waived and/or reimbursed and paid indirectly(e)	1.51%		1.51%	1.51%	1.51%	1.51%

Net investment income(e)	1.42	%(b)	2.37%	1.25%	2.11%	2.41%

Supplemental Data
Net assets, end of year (000)	$2,189		$7,492	$1,586	$763	$2,774

Portfolio turnover rate	77%		73%	117%	81%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	—	—	—	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Dividend Fund (continued)
	Investor A
	Year Ended September 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.59	$7.87	$6.84	$8.71	$8.89

Net investment income(a)	0.21 (b)	0.16	0.11	0.14	0.20
Net realized and unrealized gain (loss)	(0.39)	1.62	1.02	(1.75)	(0.13)

Net increase (decrease) from investment operations	(0.18)	1.78	1.13	(1.61)	0.07

Distributions from net investment income(c)	(0.15)	(0.06)	(0.10)	(0.26)	(0.25)

Net asset value, end of year	$9.26	$9.59	$7.87	$6.84	$8.71

Total Return(d)
Based on net asset value	(1.91)%	22.70%	16.57%	(18.89)%	0.77%

Ratios to Average Net Assets
Total expenses(e)	3.67%	5.16%	8.48%	7.38%	7.17%

Total expenses after fees waived and/or reimbursed and paid indirectly(e)	1.77%	1.76%	1.76%	1.75%	1.76%

Net investment income(e)	2.09%	1.82%	1.60%	1.77%	2.30%

Supplemental Data
Net assets, end of year (000)	$6,907	$5,153	$2,428	$1,296	$1,887

Portfolio turnover rate	77%	73%	117%	81%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	—	—	—	0.01%

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Dividend Fund (continued)
	Investor C
	Year Ended September 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$9.47	$7.80	$6.78	$8.65	$8.84

Net investment income(a)	0.12 (b)	0.09	0.06	0.08	0.16
Net realized and unrealized gain (loss)	(0.37)	1.61	1.01	(1.75)	(0.15)

Net increase (decrease) from investment operations	(0.25)	1.70	1.07	(1.67)	0.01

Distributions from net investment income(c)	(0.09)	(0.03)	(0.05)	(0.20)	(0.20)

Net asset value, end of year	$9.13	$9.47	$7.80	$6.78	$8.65

Total Return(d)
Based on net asset value	(2.65)%	21.80%	15.83%	(19.67)%	0.10%

Ratios to Average Net Assets
Total expenses(e)	4.56%	5.86%	9.49%	8.13%	8.11%

Total expenses after fees waived and/or reimbursed and paid indirectly(e)	2.52%	2.51%	2.51%	2.51%	2.51%

Net investment income(e)	1.24%	1.08%	0.83%	0.93%	1.76%

Supplemental Data
Net assets, end of year (000)	$1,127	$1,003	$495	$299	$500

Portfolio turnover rate	77%	73%	117%	81%	71%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	—	—	—	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Dividend Fund
	Class K
	Period from 01/25/18(a) to 09/30/18
Net asset value, beginning of period	$11.01

Net investment income(b)	0.25	(c)
Net realized and unrealized gain (loss)	(1.85)

Net decrease from investment operations	(1.60)

Distributions from net investment income(d)	(0.11)

Net asset value, end of period	$9.30

Total Return(e)
Based on net asset value	(14.54	)%(f)

Ratios to Average Net Assets
Total expenses(g)	3.24	%(h)(i)

Total expenses after fees waived and/or reimbursed(g)	1.49	%(i)

Net investment income (loss)(g)	3.80	%(i)

Supplemental Data
Net assets, end of period (000)	$4,002

Portfolio turnover rate	77	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period from 01/25/18(a) to 09/30/18
Investments in underlying funds	0.01%

(h)	Offering expenses were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses ratio would have been 3.35%.
(i)	Annualized.
(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio
	Institutional
	Year Ended September 30,
	2018	2017		2016	2015	2014

Net asset value, beginning of year	$20.42	$22.15		$19.44	$37.89	$37.36

Net investment income (loss)(a)	0.06	0.23	(b)	0.07	0.03	(0.17)
Net realized and unrealized gain (loss)	2.44	(1.96)		2.64	(18.48)	0.70

Net increase (decrease) from investment operations	2.50	(1.73)		2.71	(18.45)	0.53

Distributions from net investment income(c)	(0.29)	—		—	—	—

Net asset value, end of year	$22.63	$20.42		$22.15	$19.44	$37.89

Total Return(d)
Based on net asset value	12.40%	(7.81)%		13.94%	(48.69)%	1.42%

Ratios to Average Net Assets
Total expenses(e)(f)	1.08%	1.04%		1.10%	1.11%	1.03%

Total expenses after fees waived and/or reimbursed and paid indirectly(e)	1.02%	1.02%		1.05%	1.07%	1.02%

Net investment income (loss)(e)	0.28%	1.14	%(b)	0.35%	0.12%	(0.43)%

Supplemental Data
Net assets, end of year (000)	$24,508	$45,734		$74,778	$65,091	$92,994

Portfolio turnover rate	26%	12%		44%	55%	56%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014

Investments in underlying funds	—	—	—	—	0.01%

(f)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2017, September 30, 2016 and September 30, 2015, the ratio would have been 1.01%, 1.06% and 1.10%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2018 and September 30, 2014.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio (continued)
	Investor A
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of year	$17.51		$19.05		$16.77		$32.79		$32.42

Net investment income (loss)(a)	(0.00	)(b)	0.15	(c)	0.01		(0.04)		(0.25)
Net realized and unrealized gain (loss)	2.09		(1.69)		2.27		(15.98)		0.62

Net increase (decrease) from investment operations	2.09		(1.54)		2.28		(16.02)		0.37

Distributions from net investment income(d)	(0.23)		—		—		—		—

Net asset value, end of year	$19.37		$17.51		$19.05		$16.77		$32.79

Total Return(e)
Based on net asset value	12.05%		(8.09)%		13.60%		(48.86)%		1.14%

Ratios to Average Net Assets
Total expenses(f)	1.48%		1.45%		1.43	%(g)	1.39	%(g)	1.31	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	1.33%		1.33%		1.36%		1.37%		1.31%

Net investment income (loss)(f)	(0.01)%		0.84	%(c)	0.04%		(0.16)%		(0.72)%

Supplemental Data
Net assets, end of year (000)	$111,263		$120,881		$165,504		$150,863		$353,706

Portfolio turnover rate	26%		12%		44%		55%		56%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014

Investments in underlying funds	—	—	—	—	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the years ended September 30, 2016, September 30, 2015 and September 30, 2014.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio (continued)
	Investor C
	Year Ended September 30,
	2018	2017		2016		2015		2014

Net asset value, beginning of year	$12.31	$13.49		$11.96		$23.56		$23.47

Net investment income (loss)(a)	(0.09)	0.01	(b)	(0.08)		(0.15)		(0.36)
Net realized and unrealized gain (loss)	1.46	(1.19)		1.61		(11.45)		0.45

Net increase (decrease) from investment operations	1.37	(1.18)		1.53		(11.60)		0.09

Distributions from net investment income(c)	(0.12)	—		—		—		—

Net asset value, end of year	$13.56	$12.31		$13.49		$11.96		$23.56

Total Return(d)
Based on net asset value	11.26%	(8.75)%		12.79%		(49.24)%		0.38%

Ratios to Average Net Assets
Total expenses(e)	2.25%	2.22	%(f)	2.22	%(f)	2.13	%(f)	2.06	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly(e)	2.05%	2.05%		2.08%		2.09%		2.05%

Net investment income (loss)(e)	(0.74)%	0.08	%(b)	(0.68)%		(0.88)%		(1.47)%

Supplemental Data
Net assets, end of year (000)	$20,698	$24,727		$38,086		$37,967		$83,948

Portfolio turnover rate	26%	12%		44%		55%		56%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. (e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014

Investments in underlying funds	—	—	—	—	0.01%

(f)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 2.05%. There was no financial impact to the expense ratios for the years ended September 30, 2017, September 30, 2016 and September 30, 2015.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund” and are each a series of the Trust:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock All-Cap Energy & Resources Portfolio	All-Cap Energy & Resources	Non-diversified
BlackRock Emerging Markets Dividend Fund	Emerging Markets Dividend	Diversified(a)
BlackRock Energy & Resources Portfolio	Energy & Resources	Non-diversified

(a)	The Fund’s classification changed from non-diversifed to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. (Effective November 8, 2018, Investor C Shares will adopt an automatic conversion feature whereby such shares will automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.) Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares(a)	No	No	None
Investor A Shares	Yes	No(b)	None
Investor C Shares	No	Yes	None

(a)	Class K commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, All-Cap Energy & Resources’ and Energy & Resources’ issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts, futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of each Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2018, certain investments of the Energy & Resources were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Energy & Resources’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Energy & Resources
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Goldman Sachs & Co.	$2,115,774	$(2,115,774)	$—
Morgan Stanley & CO LLC	4,093,850	(4,093,850)	—
TD Prime Services LLC	94,478	(94,478)	—

	$6,304,102	$(6,304,102)	$—

(a)

Cash collateral with a value of $6,567,625 has been received in connection with securities lending agreements for Energy & Resources. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except Emerging Markets Dividend, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.750%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.675
Greater than $3 Billion	0.650

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Emerging Markets Dividend pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94
$3 Billion — $5 Billion	0.90
$5 Billion — $10 Billion	0.87
Greater than $10 Billion	0.85

With respect to All-Cap Energy & Resources and Energy & Resources, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each Fund for which BIL acts as a sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Prior to July 1, 2018, BlackRock International Limited (“BIL”), an affiliate of the Manager, served as a sub-adviser to Emerging Markets Dividend pursuant to a sub-advisory agreement with the Manager. The Manager paid BIL, for its services it provided for that portion of the Fund for which it acted as sub-adviser, a monthly fee that was a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2018, the sub-advisory agreement between the Manager and BIL, with respect the fund, was terminated.

With respect to Emerging Markets Dividend, the Manager entered into a sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. The Manager pays BAMNAL, for services it provides for that portion of the Fund for which BAMNAL as applicable acts as sub-advisor, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B(a)	Investor C

Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.75

(a)	On December 27, 2017, the Funds’ Investor B Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B(a)	Investor C	Total
All-Cap Energy & Resources	$1,522	$108,195	$64	$227,094	$336,875
Emerging Markets Dividend	—	17,178	—	11,823	29,001
Energy & Resources	—	288,451	44	223,350	511,845

(a)	On December 27, 2017, the Funds’ Investor B Shares converted into Investor A Shares.

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Total
All-Cap Energy & Resources	$4,006	$122	$ 8,655	$ 1	$4,542	$ —	$17,326
Emerging Markets Dividend	1,156	—	1,374	—	236	451	3,217
Energy & Resources	5,888	—	23,076	1	4,467	—	33,432

(a)	On December 27, 2017, the Funds’ Investor B Shares converted into Investor A Shares.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2018, Energy & Resources paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Energy & Resources	$11,820	$1	$11,821

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Total
All-Cap Energy & Resources	$ 892	$—	$10,791	$143	$1,970	$13,796
Emerging Markets Dividend	186	—	670	—	386	1,242
Energy & Resources	1,343	—	26,167	146	3,463	31,119

(a)	On December 27, 2017, the Funds’ Investor B Shares converted into Investor A Shares.

For the year ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Total
All-Cap Energy & Resources	$32,799	$1,002	$117,625	$789	$50,419	$ —	$202,634
Emerging Markets Dividend	17,600	—	12,335	—	3,808	2,005	35,748
Energy & Resources	33,462	—	305,552	782	63,661	—	403,457

(a)	On December 27, 2017, the Funds’ Investor B Shares converted into Investor A Shares.

Other Fees: For the year ended September 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$3,756
Emerging Markets Dividend	2,096
Energy & Resources	3,522

For the year ended September 30, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
All-Cap Energy & Resources	$ —	$2,664
Emerging Markets Dividend	—	185
Energy & Resources	3,498	1,411

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended September 30, 2018, the amounts waived were as follows:

All-Cap Energy & Resources	$455
Emerging Markets Dividend	504
Energy & Resources	848

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, through January 31, 2019. The agreement can be renewed for annual periods thereafter, and on 90 days’ notice by a majority of the Funds’ Independent Trustees. For the year ended September 30, 2018, there were no fees waived by the Manager.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources		Emerging Markets Dividend	Energy & Resources
	Contractual (a)	Voluntary (b)	Contractual (a)	Contractual (a)	Voluntary (b)
Institutional	0.96%	0.91%	1.50%	1.07%	1.01%
Service	1.38	1.33	N/A	N/A	N/A
Investor A	1.38	1.33	1.75	1.38	1.32
Investor C	2.10	2.05	2.50	2.10	2.04
Class K(c)	N/A	N/A	1.45	N/A	N/A

(a)

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 31, 2019 unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

(b)	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.
(c)	Effective January 25, 2018, implemented contractual cap upon commencement through January 31, 2019.

Prior to June 1, 2018, with respect to Energy & Resources, the voluntary expense limitations as a percentage of average daily net assets were as follows:

	Energy & Resources
	Contractual	Voluntary
Institutional	1.07%	1.02%
Service	N/A	N/A
Investor A	1.38	1.33
Investor C	2.10	2.05
Class K	N/A	N/A

These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts waived and/or reimbursed were as follows:

All-Cap Energy & Resources	$162,620
Emerging Markets Dividend	276,908
Energy & Resources	1,932

These amounts waived and/or reimbursed are shown as administration fees waived — class specific, transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2018, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Total
All-Cap Energy & Resources	$4,006	$76	$ 8,656	$ 1	$4,258	$ —	$ 16,997
Emerging Markets Dividend	1,126	—	1,374	—	236	451	3,187
Energy & Resources	5,792	—	23,076	1	4,467	—	33,336

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Total
All-Cap Energy & Resources	$32,799	$42	$ 44,217	$780	$19,505	$ —	$ 97,343
Emerging Markets Dividend	16,041	—	9,827	—	3,388	2,005	31,261
Energy & Resources	9,987	—	141,560	778	38,989	—	191,314

(a)	On December 27, 2017, the Funds’ Investor B Shares converted into Investor A Shares.

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts reimbursed were as follows:

All-Cap Energy & Resources	$4,656
Energy & Resources	8,815

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement, and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

For the year ended September 30, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor C	Total
All-Cap Energy & Resources	$ —	$27	$—	$323	$350
Energy & Resources	199	—	—	—	199

On September 30, 2018, the fund level and class specific waivers and/or reimbursement subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020
All-Cap Energy & Resources
Fund Level	$110,869	$119,328
Institutional	41,594	36,805
Service	111	118
Investor A	59,801	52,873
Investor C	31,286	23,763
Emerging Markets Dividend
Fund Level	262,685	276,908
Institutional	18,762	17,167
Investor A	7,708	11,201
Investor C	2,077	3,624
Class K	—	2,456
Energy & Resources
Investor A	91,305	96,778
Investor C	32,957	30,330

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2018:

All-Cap Energy & Resources
Fund Level	$ 69,954
Institutional	50,532
Service	589
Investor A	69,192
Investor B	5,141
Investor C	42,976
Emerging Markets Dividend
Fund Level	213,487
Institutional	1,542
Investor A	3,721
Investor C	1,381
Energy & Resources
Institutional	24,581
Investor A	93,725
Investor B	7,589
Investor C	48,528

Securities Lending: SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement for All-Cap Energy & Resources and Emerging Markets Dividend, each Fund retains 80% of securities lending income and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each of All-Cap Energy & Resources and Emerging Markets Dividend, pursuant to the current securities lending agreement, will retain for the remainder of that calendar year securities lending income in the amount equal to 85% of securities lending income, and this amount can never be less than 70% of the total of securities lending income plus collateral investment expenses.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Prior to January 1, 2018, each of All-Cap Energy & Resources and Emerging Markets Dividend had a different securities lending arrangement.

Pursuant to the current securities lending agreement for Energy & Resources, the Fund retains 71.5% of securities lending income and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Energy & Resources, pursuant to the current securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount 75% of securities lending income, and this amount can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 26, 2018, Energy & Resources had a different securities lending arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2018, each Fund paid BIM the following amounts for securities lending agent services:

All-Cap Energy & Resources	$ 313
Energy & Resources	10,397

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Emerging Markets Dividend may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. Emerging Markets Dividend is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2018, Emerging Markets Dividend did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended September 30, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Purchases	$32,072,659	$12,538,585	$42,532,857
Sales	41,623,540	11,701,726	94,740,278

8.	INCOME TAX INFORMATION

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, the characterization of expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Paid-in capital	$(50,343,834)	$(35,370)	$ —
Undistributed (accumulated) net investment income (loss)	(7,297)	27,331	26,362
Accumulated net realized loss	50,351,131	8,039	(26,362)

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

The tax character of distributions paid during was as follows:

		All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Ordinary income	09/30/18	$2,104,448	$249,737	$2,301,141
	09/30/17	2,200,006	75,966	—

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Undistributed ordinary income	$1,341,306	$187,912	$322,570
Undistributed long-term capital gains	—	56,143	—
Capital loss carryforwards	(32,362,253)	—	(247,656,278)
Net unrealized gains (losses)(a)	14,526,671	(259,872)	27,040,571

	$(16,494,276)	$(15,817)	$(220,293,137)

(a)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

As of September 30, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

All-Cap Energy & Resources	$32,362,253
Energy & Resources	247,656,278

During the year ended September 30, 2018, All-Cap Energy & Resources and Emerging Markets Dividend utilized $3,629,014 and $1,085,553 of their capital loss carryforward, respectively.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Tax cost	$72,865,722	$14,324,137	$136,901,509

Gross unrealized appreciation	$15,912,303	$970,853	$32,809,836
Gross unrealized depreciation	(1,385,986)	(1,230,691)	(5,780,234)

Net unrealized appreciation (depreciation)	$14,526,317	$(259,838)	$27,029,602

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Funds did not borrow under the credit agreement.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

Emerging Markets Dividend invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/18		Year Ended 09/30/17
All-Cap Energy & Resources	Shares	Amount	Shares	Amount

Institutional
Shares sold	1,123,324	$13,418,105	813,679	$8,948,095
Shares issued in reinvestment of distributions	43,017	477,056	39,973	476,452
Shares redeemed	(1,043,928)	(12,186,601)	(1,445,102)	(15,435,797)

Net increase (decrease)	122,413	$1,708,560	(591,450)	$(6,011,250)

Service
Shares sold	1,313	$15,222	19,454	$210,941
Shares issued in reinvestment of distributions	1,408	15,288	1,391	16,259
Shares redeemed	(10,737)	(122,612)	(35,881)	(381,311)

Net decrease	(8,016)	$(92,102)	(15,036)	$(154,111)

Investor A
Shares issued from conversion(a)	2,306	$26,086	821,339	$8,822,064
Shares sold and automatic conversion of shares	538,501	6,103,310	—	—
Shares issued in reinvestment distributions	101,381	1,095,931	99,138	1,153,056
Shares redeemed	(1,211,899)	(13,767,989)	(2,369,027)	(24,870,520)

Net decrease	(569,711)	$(6,542,662)	(1,448,550)	$(14,895,400)

Investor B
Shares converted(a)	(2,317)	$(26,086)	—	$—
Shares redeemed and automatic conversion of shares	(209)	(2,227)	(49,689)	(514,232)

Net decrease	(2,526)	$(28,313)	(49,689)	$(514,232)

Investor C
Shares sold	131,415	$1,424,430	301,812	$3,152,017
Shares issued in reinvestment of distributions	45,312	467,616	33,966	378,171
Shares redeemed	(584,248)	(6,251,164)	(1,118,561)	(11,223,436)

Net decrease	(407,521)	$(4,359,118)	(782,783)	$(7,693,248)

Total Net Decrease	(865,361)	$(9,313,635)	(2,887,508)	$(29,268,241)

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 09/30/18		Year Ended 09/30/17
Emerging Markets Dividend	Shares	Amount	Shares	Amount

Institutional
Shares sold	264,926	$2,641,442	683,477	$5,941,792
Shares issued in reinvestment of distributions	7,537	73,034	4,335	39,480
Shares redeemed	(815,217)	(8,180,075)	(110,673)	(984,859)

Net increase (decrease)	(542,754)	$(5,465,599)	577,139	$4,996,413

Investor A
Shares sold	395,668	$3,937,442	341,067	$2,970,715
Shares issued in reinvestment of distributions	10,605	100,382	2,819	25,455
Shares redeemed	(197,993)	(1,916,634)	(115,202)	(983,517)

Net increase	208,280	$2,121,190	228,684	$2,012,653

Investor C
Shares sold	38,470	$382,726	59,915	$504,647
Shares issued in reinvestment of distributions	1,167	10,763	315	2,909
Shares redeemed	(22,155)	(210,534)	(17,829)	(139,273)

Net increase	17,482	$182,955	42,401	$368,283

	Period from 01/25/18(b) to 09/30/18

Class K
Shares sold	496,962	$5,131,661	—	$—
Shares issued in reinvestment of distributions	4,927	46,533	—	—
Shares redeemed	(71,688)	(680,375)	—	—

Net increase	430,201	$4,497,819	—	$—

Total Net Increase	113,209	$1,336,365	848,224	$7,377,349

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

	Year Ended 09/30/18		Year Ended 09/30/17
Energy & Resources	Shares	Amount	Shares	Amount

Institutional
Shares sold	457,282	$9,910,528	747,546	$15,795,735
Shares issued in reinvestment of distributions	16,417	336,886	—	—
Shares redeemed	(1,630,575)	(33,771,364)	(1,883,444)	(37,706,633)

Net decrease	(1,156,876)	$(23,523,950)	(1,135,898)	$(21,910,898)

Investor A
Shares issued from conversion(a)	990	$18,290	—	$—
Shares sold and automatic conversion of shares	1,235,552	22,220,151	1,566,120	28,885,165
Shares issued in reinvestment of distributions	82,922	1,460,289	—	—
Shares redeemed	(2,480,220)	(45,278,199)	(3,348,688)	(60,315,777)

Net decrease	(1,160,756)	$(21,579,469)	(1,782,568)	$(31,430,612)

Investor B
Shares sold	—	$—	8	$117
Shares converted(a)	(1,381)	(18,290)	—	—
Shares redeemed and automatic conversion of shares	(164)	(2,126)	(28,536)	(381,232)

Net decrease	(1,545)	$(20,416)	(28,528)	$(381,115)

Investor C
Shares sold	79,433	$1,007,891	232,327	$3,117,583
Shares issued in reinvestment of distributions	18,621	230,908	—	—
Shares redeemed	(580,492)	(7,369,595)	(1,046,318)	(13,223,860)

Net decrease	(482,438)	$(6,130,796)	(813,991)	$(10,106,277)

Total Net Decrease	(2,801,615)	$(51,254,631)	(3,760,985)	$(63,828,902)

(a)	On December 27, 2017, the Funds’ Investor B Shares converted to Investor A Shares.
(b)	Commencement of operations.

As of September 30, 2018, shares of Emerging Markets Dividend owned by BlackRock HoldCo 2 and BlackRock Financial Management, Inc., affiliates of the Fund, were as follows:

Institutional	Investor A	Investor C	Class K

78,474	2,000	2,000	18,210

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund and BlackRock Energy & Resources Portfolio and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund and BlackRock Energy & Resources Portfolio of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information (unaudited)

During the fiscal year ended September 30, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Qualified Dividend Income for Individuals(a)	Distributions Qualifying for the Dividend Received Deduction for Corporations(a)	Foreign Source Income	Foreign Tax Paid Per Share(b)
All-Cap Energy & Resources Portfolio	12/12/17	100%	89.67%	—	—
Emerging Markets Dividend Fund	10/13/17	100(c)	—	100%(c)	$0.012052
	12/12/17	100(c)	—	100(c)	0.006442
	04/12/18	100(c)	—	94.88(c)	0.002155
	07/20/18	100(c)	—	94.88(c)	0.008362
Energy & Resources Portfolio	12/12/17	100	100	—	—

(a)	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
(b)

The foreign taxes paid represent taxes incurred by the Funds on income received by the Funds from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(c)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM/IMPORTANT TAX INFORMATION	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”), BlackRock Emerging Markets Dividend Fund (“Emerging Markets Dividend Fund”) and BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio,” and together with All-Cap Energy & Resources Portfolio and Emerging Markets Dividend Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to All-Cap Energy & Resources Portfolio (the “All-Cap Energy & Resources Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA,” and together with BIL, the “Sub-Advisors”) with respect to Emerging Markets Dividend Fund (the “Emerging Markets Dividend Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BIL with respect to Energy & Resources Portfolio (the “Energy & Resources Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The All-Cap Energy & Resources Sub-Advisory Agreement, the Emerging Markets Dividend Sub-Advisory Agreement and the Energy & Resources Sub-Advisory Agreement are referred to herein as the “Sub-Advisory Agreements.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the pertinent Customized Group and, with respect to Emerging Markets Dividend Fund, certain performance metrics. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, Emerging Markets Dividend Fund ranked in the first, first, and third quartiles, respectively, against its Performance Peers. The Board noted the Fund’s underperformance for the applicable period reported as compared to the Performance Peers.

In light of Emerging Markets Dividend Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-year, three-year, and since strategy inception periods, the Fund underperformed its benchmark return. For the one-year, three-year, and since strategy inception periods, the Fund outperformed its competitor average return. The Fund’s gross yield was higher than its benchmark target yield. The overall risk of the Fund, as measured by the standard deviation of returns, was below its benchmark target risk for the one-year, three-year and since strategy inception periods.

The Board noted that for the one-, three- and five-year periods reported, All-Cap Energy & Resources Portfolio ranked in the second, third and third quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, Energy & Resources Portfolio ranked in the fourth quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board was informed that, among other things, the Fund’s underweight allocations to the refining and marketing subsector and to integrated oil companies hindered performance and was the primary detractor over these periods. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that All-Cap Energy & Resources Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary expense cap.

The Board noted that Energy & Resources Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower voluntary expense cap, on a class-by-class basis. The voluntary expense cap reduction was implemented on June 1, 2018.

The Board noted that Emerging Markets Dividend Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust on behalf of each Fund, (ii) the All-Cap Energy & Resources Sub-Advisory Agreement between the Manager and BIL with respect to All-Cap Energy & Resources Portfolio, (iii) the Emerging Markets Dividend Sub-Advisory Agreement between the Manager and BAMNA with respect to Emerging Markets Dividend Fund and (iv) the Energy & Resources Sub-Advisory Agreement between the Manager and BIL with respect to Energy & Resources Portfolio, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	53

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	28 RICs consisting of 140 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board(d) (Since 2018) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 140 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	28 RICs consisting of 140 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 140 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 140 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 140 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 140 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	28 RICs consisting of 140 Portfolios	None

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 140 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 140 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	28 RICs consisting of 140 Portfolios	None
Interested Trustees(a),(e)
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 308 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-(800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited(b)

Cheung Kong Center

Hong Kong

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock All-Cap Energy & Resources Portfolio and BlackRock Energy & Resources Portfolio.
(b)	For BlackRock Emerging Markets Dividend Fund.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION/GLOSSARY OF TERMS USED IN THIS REPORT	57

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

USD	US Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt
NVDR	Non-Voting Depository Receipt

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-9/18-AR

SEPTEMBER 30, 2018

ANNUAL REPORT

BlackRock FundsSM

▶	BlackRock Advantage Large Cap Growth Fund

▶	BlackRock Mid-Cap Growth Equity Portfolio

▶	BlackRock Advantage Small Cap Growth Fund

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2018	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

Stock-specific events that ran contrary to portfolio positioning adversely affected performance during the period. Notably, an underweight position to Microsoft Corp. detracted from performance following strong earnings driven by strength in Azure (its cloud computing service), Office 365 and businesses linked to the current PC refresh cycle. Elsewhere, several stock selection signals struggled. Notably, signals that seek to capture trends across consumer activity, such as foot traffic in brick and mortar retail locations, weighed on results. Additionally, an insight that uses online hiring activity as a measure of growth detracted. Further, traditional measures used to identify growth companies at attractive valuations, such as comparing stocks across top-line sales, continued to struggle as the value style factor underperformed growth during the period.

Positive performance drivers shifted as market conditions evolved over the 12 months. Early in the period, markets were characterized by strong synchronized growth, pushing investors toward taking more risk as equity indices touched all-time highs and volatility remained near historical lows. This prompted investors to favor trend-based strategies, and momentum stocks led the market higher. Unsurprisingly, within the Fund, stock selection insights capturing trends and sentiment across market participants drove gains in this environment and represented the top-performing signal composite for the overall period. Specifically, a signal capturing trends across long-term company fundamentals based on executive comments was highly additive. Similarly, signals that use text analysis across executive conference calls and sell-side analyst reports performed well. The latter half of the period was characterized by a shift in investor focus toward companies with growth sustainability. This benefited selection driven by the fundamental insight composite, notably through quality measures. Specifically, insights that evaluate cash flow and asset efficiency contributed to results.

Describe recent portfolio activity.

Over the course of the period, the Fund maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls, as well as a signal that identifies stock price reversals based on recent performance. Finally, a stock selection model that evaluates companies on the basis of governance as well as the sustainability of their business practices from a social and environmental perspective was added during the period.

Describe portfolio positioning at period end.

The Fund remained largely neutral with respect to its sector weights relative to the Russell 1000® Growth Index. At the end of the period, the Fund had slight overweight positions in health care and consumer staples and slight underweight positions in consumer discretionary and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Advantage Large Cap Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.02%	25.31%	N/A	12.12%	N/A	10.11%	N/A
Service	13.80	24.96	N/A	11.77	N/A	9.79	N/A
Investor A	13.84	24.98	18.42%	11.77	10.57%	9.78	9.19%
Investor C	13.41	24.09	23.09	10.91	10.91	8.94	8.94
Class K	14.02	25.24	N/A	11.82	N/A	9.80	N/A
Class R	13.69	24.68	N/A	11.42	N/A	9.41	N/A
Russell 1000® Growth Index	15.45	26.30	N/A	16.58	N/A	14.31	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,140.20	$3.36	$1,000.00	$1,022.20	$3.18	0.62%
Service	1,000.00	1,138.00	4.71	1,000.00	1,020.93	4.46	0.87
Investor A	1,000.00	1,138.40	4.71	1,000.00	1,020.93	4.45	0.87
Investor C	1,000.00	1,134.10	8.76	1,000.00	1,017.13	8.28	1.62
Class K	1,000.00	1,140.20	3.07	1,000.00	1,022.47	2.90	0.57
Class R	1,000.00	1,136.90	6.06	1,000.00	1,019.67	5.73	1.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2018	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

The largest positive contributor to performance was stock selection in the communication services sector, most notably in the interactive media & devices and entertainment industries. This was followed by stock selection in the health care sector, led by holdings within the equipment & supplies industry. Within health care, a lack of any exposure to biotechnology also helped performance during the year. Stock selection in consumer discretionary was additive to returns, driven by positive selection within nine of the sector’s eleven industry segments. Finally, stock selection in consumer staples, industrials and financials bolstered performance during the year.

The largest detractor from performance was a combination of stock selection within and an underweight to the information technology (“IT”) sector, with the biggest laggards seen within the electronic equipment, instruments & components industry. An overweight in the real estate sector, particularly to the real estate investment trust (“REIT”) industry, weighed modestly on performance. Finally, an overweight in the capital markets industry within financials pressured relative returns during the period.

Describe recent portfolio activity.

Due to a combination of portfolio activity, market movements and the launch of a new benchmark sector during the period, there were substantial changes to the Fund’s positioning relative to the benchmark. Most significantly, the Fund now has a large overweight to the new communications services sector, and sizable underweights in both IT and consumer discretionary. Outside of these changes, the Fund gradually moved from an underweight to a substantial overweight position in the financial sector during the year, driven mostly by additions to the capital markets industry. The Fund maintained relatively consistent underweight allocations to both the energy and materials sectors. Lastly, the Fund added meaningfully to its industrials allocation, moving from an underweight stance to an overweight during the 12 months.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, at the end of the reporting period the Fund had overweight positions in the communications services, industrials, real estate and financial sectors. The Fund maintained its underweight allocations to the consumer discretionary, materials, energy and health care sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.
(c)

An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in the index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.27%	30.34%	N/A	16.57%	N/A	14.28%	N/A
Service	16.11	30.03	N/A	16.21	N/A	13.86	N/A
Investor A	16.16	29.98	23.15%	16.22	14.97%	13.90	13.28%
Investor C	15.67	29.05	28.05	15.36	15.36	13.05	13.05
Class K	16.33	30.46	N/A	16.63	N/A	14.31	N/A
Class R	15.96	29.63	N/A	15.91	N/A	13.66	N/A
Russell Midcap® Growth Index	10.97	21.10	N/A	13.00	N/A	13.46	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,162.70	$4.37	$1,000.00	$1,021.30	$4.08	0.80%
Service	1,000.00	$1,161.10	$5.74	1,000.00	$1,020.03	$5.36	1.05%
Investor A	1,000.00	$1,161.60	$5.74	1,000.00	$1,020.03	$5.37	1.05%
Investor C	1,000.00	$1,156.70	$9.82	1,000.00	$1,016.24	$9.18	1.80%
Class K	1,000.00	$1,163.30	$4.09	1,000.00	$1,021.57	$3.82	0.75%
Class R	1,000.00	$1,159.60	$7.10	1,000.00	$1,018.77	$6.64	1.30%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2018	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

On November 27, 2017, the shareholders of BlackRock Small Cap Growth Fund II (the “Target Fund”) approved an in-kind liquidation of the BlackRock Master Small Cap Growth Portfolio into the Target Fund, followed by the reorganization of the Target Fund into the Fund, with the Fund continuing on as the surviving fund after the liquidation and the reorganization. The Fund acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund, in exchange for newly issued shares of the Fund. The reorganization took place on March 5, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

The Fund performed strongly during the period, with its stock selection model contributing to performance across insight composites. However, the market’s evolution during the period led to different insights standing out at various times. Early in the period, the market environment featured strong, synchronized growth that pushed investors toward more risk-taking, as equity indices touched all-time highs and volatility remained near historic lows. This favored trend-based strategies, and momentum strategies performed well in leading markets higher. Unsurprisingly, the Fund’s stock selection insights that capture trends and sentiment across market participants did well in this environment and were the top-performing signal composite for the period overall. Some of the top performers were sentiment stock selection insights that look at investor positioning, such as flows from hedge funds and retail investors. Additionally, signals that use text analysis in executive conference calls performed well across the consumer discretionary and information technology (“IT”) sectors. Capturing trends concerning long-term company fundamentals from executive comments were highly additive in those sectors as well.

Strong performance from insights looking at company management established a theme that evolved over the period toward more of a quality tilt. During the second half of the period, investors shifted focus toward companies showing sustainability in growth. This benefited the fundamental composite of stock selection, notably through quality measures. An insight that favored companies with founding members still in operational roles was a top contributor to performance, specifically among industrials. More broadly, traditional measures of quality, such as efficiency and profitability, performed well. Finally, an insight that looks toward trends in hiring activity as a gauge of future growth expectations added to performance through the Fund’s positioning in IT and health care stocks.

Despite the overall outperformance, the Fund suffered from some stock-specific events that adversely affected performance during the period. Notably, an underweight position in Nektar Therapeutics detracted from performance, as the stock rallied after announcing it had received FDA approval for key pain medications. The underweight had been driven by expensive relative valuations compared to peers, with the expectation that share prices would revert toward levels consistent with the industry. Elsewhere, the Fund’s macro thematic insights delivered mixed performance. Gains from a currency model were unable to offset losses from an insight that looks to regional economic strength as a basis for the Fund’s positioning.

Some stock selection insights also struggled during the period, reversing some of the gains from broader signal composites. Of note, capturing trends through text analysis of sell-side analyst commentary underperformed sharply, in stark contrast to the gains from similar insights looking at company executive comments. Traditional measures of identifying growth companies at attractive valuations, such as comparing stocks according to sales or expenditures on research and development, continued to struggle as value-style factors underperformed growth during the period. Better performance from less traditional valuation insights that look at short-term contrarian positions, however, provided much-needed diversification.

Describe recent portfolio activity.

During the period, the Fund maintained a balanced allocation of risk across all of its major drivers of returns. However, there were a number of new stock selection insights added to the Fund. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls and a signal that identifies stock price reversals based on recent performance tail events. A stock selection model that evaluates companies on the basis of governance and the sustainability of their business practices from a social and environmental perspective was also added during the period.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Growth Index, the Fund remained largely sector-neutral. The Fund had slight sector overweight positions at period end to industrials and telecommunications stocks, and slight sector underweights in materials and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Advantage Small Cap Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

(c)

An unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	17.37%	23.62%	N/A	11.89%	N/A	11.46%	N/A
Service	17.23	23.27	N/A	11.59	N/A	11.15	N/A
Investor A	17.21	23.27	16.79%	11.58	10.38%	11.09	10.49%
Investor C	16.84	22.36	21.37	10.72	10.72	10.18	10.18
Class K	17.37	23.62	N/A	11.89	N/A	11.46	N/A
Class R	17.09	22.97	N/A	11.33	N/A	10.91	N/A
Russell 2000® Growth Index	13.16	21.06	N/A	12.14	N/A	12.65	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,173.70	$2.75	$1,000.00	$1,022.81	$2.56	0.50%
Service	1,000.00	1,172.30	4.10	1,000.00	1,021.56	3.82	0.75
Investor A	1,000.00	1,172.10	4.13	1,000.00	1,021.54	3.84	0.75
Investor C	1,000.00	1,168.40	8.24	1,000.00	1,017.75	7.66	1.50
Class K	1,000.00	1,173.70	2.48	1,000.00	1,023.06	2.30	0.45
Class R	1,000.00	1,170.90	5.56	1,000.00	1,020.22	5.17	1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Portfolio Information  as of September 30, 2018

BlackRock Advantage Large Cap Growth Fund

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Apple Inc.	7%
Microsoft Corp.	7
Amazon.com, Inc.	6
Facebook, Inc., Class A	3
Alphabet, Inc., Class C	3
Alphabet, Inc., Class A	2
Visa, Inc., Class A	2
MasterCard, Inc., Class A	2
Gilead Sciences, Inc.	2
AbbVie, Inc.	2

SECTOR ALLOCATION
Sector	Percent of Net Assets
Information Technology	42%
Consumer Discretionary	17
Health Care	14
Industrials	12
Consumer Staples	6
Financials	4
Real Estate	2
Materials	1
Short-Term Securities	1
Energy	1

BlackRock Mid-Cap Growth Equity Portfolio

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
IAC/InterActiveCorp.	3%
TransUnion	2
CoStar Group, Inc.	2
Global Payments, Inc.	2
SBA Communications Corp.	2
IDEXX Laboratories, Inc.	2
Align Technology, Inc.	2
Masimo Corp.	2
Match Group, Inc.	2
MSCI, Inc.	2

SECTOR ALLOCATION
Sector	Percent of Net Assets
Information Technology	34%
Industrials	21
Health Care	14
Consumer Discretionary	14
Financials	7
Short-Term Securities	4
Real Estate	4
Consumer Staples	2
Materials	2
Telecommunication Services	1
Liabilities in Excess of Other Assets	(3)

BlackRock Advantage Small Cap Growth Fund

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Insperity, Inc.	1%
EastGroup Properties, Inc.	1
Universal Forest Products, Inc.	1
Comfort Systems USA, Inc.	1
Five Below, Inc.	1
Masimo Corp.	1
Zendesk, Inc.	1
Texas Roadhouse, Inc.	1
Green Dot Corp., Class A	1
American Eagle Outfitters, Inc.	1

SECTOR ALLOCATION
Sector	Percent of Net Assets
Health Care	27%
Information Technology	20
Industrials	19
Consumer Discretionary	15
Short-Term Securities	7
Financials	6
Real Estate	3
Materials	3
Consumer Staples	3
Energy	2
Telecommunication Services	1
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

10	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage Large Cap Growth Fund Class K Shares performance shown prior to the January 25, 2018 inception date is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio Class K Shares performance shown prior to the March 28, 2016 inception date is that of Institutional Shares. BlackRock Advantage Small Cap Growth Fund Class K Shares performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, BlackRock Advantage Large Cap Growth Fund’s and BlackRock Mid-Cap Growth Equity Portfolio’s issued and outstanding Investor B Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage Large Cap Growth Fund Class R Share performance shown prior to Class R Shares inception date of July 30, 2010, is that of Investor A Shares and was restated to reflect Class R Shares fees. BlackRock Advantage Small Cap Growth Fund Class R Share performance shown prior to Class R Shares inception date of March 2, 2018, is that of Institutional Shares and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	11

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2018	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.2%

Aerospace & Defense — 4.2%
Boeing Co.	26,799	$9,966,548
Curtiss-Wright Corp.	32,268	4,434,269
General Dynamics Corp.	3,794	776,708
HEICO Corp., Class A	11,043	833,746
Lockheed Martin Corp.	18,562	6,421,709
Raytheon Co.	63,421	13,106,584
Rockwell Collins, Inc.	1,346	189,073

		35,728,637
Air Freight & Logistics — 0.7%
FedEx Corp.	24,142	5,813,152

Airlines — 0.2%
Delta Air Lines, Inc.	29,896	1,728,886

Banks — 0.3%
Citizens Financial Group, Inc.	24,697	952,563
First Republic Bank	21,671	2,080,416

		3,032,979
Beverages — 1.7%
Keurig Dr Pepper, Inc.	10,462	242,405
Monster Beverage Corp. (a)	80,731	4,705,003
PepsiCo, Inc.	87,708	9,805,754

		14,753,162
Biotechnology — 6.1%
AbbVie, Inc.	140,323	13,271,749
Amgen, Inc.	21,703	4,498,815
Celgene Corp. (a)	98,876	8,848,413
Gilead Sciences, Inc.	176,285	13,610,965
Incyte Corp. (a)	5,886	406,605
Vertex Pharmaceuticals, Inc. (a)	60,276	11,617,596

		52,254,143
Building Products — 1.2%
Fortune Brands Home & Security, Inc.	173,325	9,075,297
Lennox International, Inc.	4,159	908,326

		9,983,623
Capital Markets — 2.6%
Charles Schwab Corp.	180,766	8,884,649
Freedom Pay, Inc. (a)(b)	43,051	—
Moelis & Co., Class A	112,744	6,178,371
S&P Global, Inc.	36,292	7,091,094

		22,154,114
Chemicals — 0.9%
Air Products & Chemicals, Inc.	20,646	3,448,914
Cabot Corp.	1	63
Celanese Corp.	15,206	1,733,484
Ecolab, Inc.	6,678	1,046,977
WR Grace & Co.	17,154	1,225,825

		7,455,263
Commercial Services & Supplies — 0.2%
Clean Harbors, Inc. (a)	26,629	1,906,104

Communications Equipment — 1.2%
Arista Networks, Inc. (a)	2,073	551,128
Cisco Systems, Inc.	64,579	3,141,768
Motorola Solutions, Inc.	13,871	1,805,172
Palo Alto Networks, Inc. (a)	21,271	4,791,505

		10,289,573
Consumer Finance — 0.3%
American Express Co.	12,991	1,383,412
Green Dot Corp., Class A (a)	16,656	1,479,386

		2,862,798

Security	Shares	Value
Containers & Packaging — 0.3%
Avery Dennison Corp.	13,913	$1,507,474
Packaging Corp. of America	8,134	892,218

		2,399,692
Diversified Consumer Services — 0.3%
H&R Block, Inc.	119,182	3,068,936

Electrical Equipment — 1.6%
AMETEK, Inc.	118,411	9,368,678
Rockwell Automation, Inc.	21,671	4,063,746

		13,432,424
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	45,580	4,052,974
Dolby Laboratories, Inc., Class A	18,781	1,314,107
National Instruments Corp.	44,187	2,135,558
Zebra Technologies Corp., Class A (a)	10,231	1,809,148

		9,311,787
Equity Real Estate Investment Trusts (REITs) — 1.9%
Prologis, Inc.	74,195	5,029,679
Realty Income Corp.	99,973	5,687,464
Simon Property Group, Inc.	32,153	5,683,043

		16,400,186
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	36,400	8,549,632
Walmart, Inc.	57,501	5,399,919

		13,949,551
Food Products — 1.2%
Archer-Daniels-Midland Co.	57,045	2,867,652
Hershey Co.	77,360	7,890,720

		10,758,372
Health Care Equipment & Supplies — 2.3%
Danaher Corp.	11,618	1,262,412
IDEXX Laboratories, Inc. (a)	12,066	3,012,398
Masimo Corp. (a)	77,940	9,706,648
Stryker Corp.	30,772	5,467,569

		19,449,027
Health Care Providers & Services — 3.3%
Aetna, Inc.	6,034	1,223,997
AmerisourceBergen Corp.	39,407	3,634,114
Express Scripts Holding Co. (a)	2,254	214,152
Humana, Inc.	36,905	12,493,081
UnitedHealth Group, Inc.	22,848	6,078,482
WellCare Health Plans, Inc. (a)	14,181	4,544,869

		28,188,695
Health Care Technology — 1.0%
Veeva Systems, Inc., Class A (a)	82,014	8,928,864

Hotels, Restaurants & Leisure — 3.4%
Carnival Corp.	19,599	1,249,828
Darden Restaurants, Inc.	71,458	7,945,415
Domino’s Pizza, Inc.	11,751	3,464,195
Las Vegas Sands Corp.	168,750	10,011,937
McDonald’s Corp.	37,819	6,326,740
Vail Resorts, Inc.	962	263,992

		29,262,107
Household Durables — 0.3%
DR Horton, Inc.	13,618	574,407
Garmin Ltd.	26,749	1,873,767

		2,448,174
Insurance — 1.0%
Allstate Corp.	39,318	3,880,687

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
Progressive Corp.	68,457	$4,863,185

		8,743,872
Internet & Direct Marketing Retail — 6.6%
Amazon.com, Inc. (a)	23,900	47,871,700
Booking Holdings, Inc. (a)	867	1,720,128
Netflix, Inc. (a)	18,365	6,870,897

		56,462,725
Internet Software & Services — 9.9%
Alphabet, Inc., Class A (a)	14,741	17,793,566
Alphabet, Inc., Class C (a)	18,663	22,273,731
Facebook, Inc., Class A (a)	181,006	29,768,247
GoDaddy, Inc., Class A (a)	95,965	8,002,521
New Relic, Inc. (a)	12,296	1,158,652
Twitter, Inc. (a)	56,654	1,612,373
VeriSign, Inc. (a)	11,135	1,782,936
Yelp, Inc. (a)	47,510	2,337,492

		84,729,518
IT Services — 6.8%
Booz Allen Hamilton Holding Corp.	152,460	7,566,590
EPAM Systems, Inc. (a)	5,415	745,645
Fidelity National Information Services, Inc.	46,714	5,095,096
First Data Corp., Class A (a)	109,853	2,688,103
International Business Machines Corp.	3,569	539,668
MasterCard, Inc., Class A	65,791	14,645,735
Square, Inc., Class A (a)	47,468	4,699,807
Total System Services, Inc.	55,403	5,470,492
Visa, Inc., Class A	110,666	16,609,860

		58,060,996
Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.	1,424	100,449

Machinery — 2.4%
Crane Co.	44,631	4,389,459
Illinois Tool Works, Inc.	68,240	9,630,029
Ingersoll-Rand PLC	34,753	3,555,232
ITT, Inc.	6,475	396,658
Oshkosh Corp.	19,878	1,416,109
PACCAR, Inc.	15,528	1,058,854

		20,446,341
Media — 0.5%
Interpublic Group of Cos., Inc.	51,899	1,186,930
Liberty Media Corp. - Liberty SiriusXM, Class A (a)	6,906	299,997
Viacom, Inc., Class B	22,890	772,766
World Wrestling Entertainment, Inc., Class A	18,764	1,815,042

		4,074,735
Multiline Retail — 1.1%
Target Corp.	110,984	9,789,899

Oil, Gas & Consumable Fuels — 0.8%
Anadarko Petroleum Corp.	72,595	4,893,629
ConocoPhillips	17,948	1,389,175
Phillips 66	2,616	294,876

		6,577,680
Personal Products — 0.3%
Estee Lauder Cos., Inc., Class A	13,785	2,003,236
Herbalife Nutrition Ltd. (a)	18,458	1,006,884

		3,010,120
Pharmaceuticals — 1.5%
Bristol-Myers Squibb Co.	105,799	6,568,002
Zoetis, Inc.	67,931	6,219,762

		12,787,764
Professional Services — 0.6%
Insperity, Inc.	37,410	4,412,509

Security	Shares	Value
Professional Services (continued)
TransUnion	5,439	$400,202

		4,812,711
Road & Rail — 0.9%
Landstar System, Inc.	58,712	7,162,864
Norfolk Southern Corp.	1,685	304,142

		7,467,006
Semiconductors & Semiconductor Equipment — 4.0%
Applied Materials, Inc.	119,009	4,599,698
Broadcom, Inc.	7,310	1,803,596
Maxim Integrated Products, Inc.	173,238	9,768,891
NVIDIA Corp.	37,678	10,588,272
Xilinx, Inc.	98,134	7,867,403

		34,627,860
Software — 11.4%
Adobe Systems, Inc. (a)	32,746	8,839,783
Cadence Design Systems, Inc. (a)	23,800	1,078,616
CDK Global, Inc.	10,764	673,396
Intuit, Inc.	5,443	1,237,738
Microsoft Corp.	492,118	56,283,536
RingCentral, Inc., Class A (a)	36,546	3,400,605
salesforce.com, Inc. (a)	74,580	11,860,457
VMware, Inc., Class A (a)	49,632	7,745,570
Zendesk, Inc. (a)	94,783	6,729,593

		97,849,294
Specialty Retail — 3.4%
AutoNation, Inc. (a)(c)	18,119	752,844
Home Depot, Inc.	48,730	10,094,419
Penske Automotive Group, Inc.	112,473	5,330,095
Tiffany & Co.	32,081	4,137,487
TJX Cos., Inc.	76,059	8,520,129

		28,834,974
Technology Hardware, Storage & Peripherals — 7.6%
Apple Inc.	271,240	61,229,718
HP, Inc.	58,646	1,511,307
Pure Storage, Inc., Class A (a)	96,199	2,496,364

		65,237,389
Textiles, Apparel & Luxury Goods — 1.7%
Lululemon Athletica, Inc. (a)	20,700	3,363,543
Michael Kors Holdings Ltd. (a)	51,171	3,508,284
NIKE, Inc., Class B	56,954	4,825,143
VF Corp.	31,394	2,933,769

		14,630,739
Tobacco — 0.7%
Altria Group, Inc.	94,243	5,683,795

Trading Companies & Distributors — 0.1%
HD Supply Holdings, Inc. (a)	20,597	881,346

Total Long-Term Investments — 99.2% (Cost: $695,781,146)		850,369,462

14	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage Large Cap Growth Fund

Security	Shares	Value
Short-Term Securities — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (d)(f)	8,001,242	$8,001,242
SL Liquidity Series, LLC, Money Market Series, 2.26% (d)(e)(f)	180,360	180,378

Total Short-Term Securities — 1.0% (Cost: $8,181,620)		8,181,620

Security	Shares	Value
Total Investments — 100.2% (Cost: $703,962,766)		$858,551,082
Liabilities in Excess of Other Assets — (0.2)%		(1,333,554)

Net Assets — 100.0%		$857,217,528

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,215,330	4,785,912	8,001,242	$8,001,242	$113,086		$27	$—
SL Liquidity Series, LLC Money Market Series	—	180,360	180,360	180,378	5,160	(b)	303	—

				$8,181,620	$118,246		$330	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	57	12/21/18	$8,319	$19,439

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$19,439	$—	$—	$—	$19,439

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage Large Cap Growth Fund

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$1,427,423	$—	$—	$—	$1,427,423

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(17,320)	$—	$—	$—	$(17,320)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,777,745

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$850,369,462	$—	$—	$850,369,462
Short-Term Securities	8,001,242	—	—	8,001,242

Subtotal	$858,370,704	$—	$—	$858,370,704

Investments Valued at NAV(b)				180,378

Total Investments				$858,551,082

Derivative Financial Instruments(c)
Assets
Equity contracts	$19,439	$—	$—	$19,439

(a)	See above Schedule of Investments for values in each industry.
(b)	As of September 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

16	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2018	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.5%

Aerospace & Defense — 1.4%
TransDigm Group, Inc. (a)	85,007	$31,648,106

Banks — 2.6%
First Republic Bank	185,869	17,843,424
SVB Financial Group (a)	124,859	38,809,923

		56,653,347
Beverages — 0.7%
Constellation Brands, Inc., Class A	76,575	16,511,101

Biotechnology — 0.3%
Elanco Animal Health, Inc. (a)	163,764	5,713,726

Capital Markets — 4.8%
Cboe Global Markets, Inc.	363,506	34,882,036
E*TRADE Financial Corp. (a)	195,487	10,241,564
MarketAxess Holdings, Inc. (b)	97,407	17,386,175
MSCI, Inc.	255,333	45,298,628

		107,808,403
Chemicals — 0.7%
RPM International, Inc.	229,536	14,906,068

Commercial Services & Supplies — 4.2%
Copart, Inc. (a)	571,928	29,471,450
KAR Auction Services, Inc.	556,063	33,191,400
Waste Connections, Inc.	389,583	31,077,036

		93,739,886
Construction Materials — 0.9%
Vulcan Materials Co.	169,387	18,835,834

Diversified Consumer Services — 3.1%
Bright Horizons Family Solutions, Inc. (a)	377,950	44,537,628
ServiceMaster Global Holdings, Inc. (a)	406,295	25,202,479

		69,740,107
Diversified Telecommunication Services — 0.7%
Zayo Group Holdings, Inc. (a)	475,836	16,521,026

Electronic Equipment, Instruments & Components — 2.9%
Cognex Corp. (b)	775,133	43,267,924
II-VI, Inc. (a)	432,127	20,439,607

		63,707,531
Equity Real Estate Investment Trusts (REITs) — 3.9%
CoreSite Realty Corp. (b)	341,419	37,945,308
SBA Communications Corp. (a)	308,277	49,518,535

		87,463,843
Food Products — 1.6%
Lamb Weston Holdings, Inc.	518,137	34,507,924

Health Care Equipment & Supplies — 12.1%
Align Technology, Inc. (a)	118,024	46,173,349
Cooper Cos., Inc. (b)	98,232	27,224,999
IDEXX Laboratories, Inc. (a)	197,716	49,361,777
Intuitive Surgical, Inc. (a)	28,990	16,640,260
Masimo Corp. (a)	369,736	46,046,921
Teleflex, Inc.	162,258	43,175,231
West Pharmaceutical Services, Inc.	321,475	39,692,518

		268,315,055
Health Care Technology — 0.8%
Teladoc Health, Inc. (a)	216,723	18,714,031

Hotels, Restaurants & Leisure — 2.3%
Domino’s Pizza, Inc.	61,112	18,015,818
Vail Resorts, Inc.	123,920	34,006,126

		52,021,944
Internet & Direct Marketing Retail — 2.4%
Farfetch Ltd., Class A (a)(b)	702,139	19,119,245

Security	Shares	Value
Internet & Direct Marketing Retail (continued)
Netflix, Inc. (a)	93,063	$34,817,660

		53,936,905
Internet Software & Services — 12.7%
ANGI Homeservices, Inc., Class A (a)(b)	705,914	16,574,861
GoDaddy, Inc., Class A (a)	535,504	44,655,679
IAC/InterActiveCorp (a)	335,510	72,711,727
Match Group, Inc. (a)(b)	791,299	45,824,125
MercadoLibre, Inc.	96,535	32,867,271
Stamps.com, Inc. (a)	128,610	29,091,582
Wix.com Ltd. (a)	337,730	40,426,281

		282,151,526
IT Services — 5.4%
Gartner, Inc. (a)	276,360	43,803,060
Global Payments, Inc.	390,225	49,714,665
InterXion Holding NV (a)	387,690	26,091,537

		119,609,262
Life Sciences Tools & Services — 1.3%
PerkinElmer, Inc. (b)	288,178	28,031,074

Machinery — 5.2%
Dover Corp.	343,267	30,389,428
Evoqua Water Technologies Corp. (a)	660,143	11,737,343
IDEX Corp.	271,864	40,959,030
Xylem, Inc.	408,135	32,597,742

		115,683,543
Media — 5.4%
GCI Liberty, Inc., Class A (a)	440,052	22,442,652
Live Nation Entertainment, Inc. (a)	755,042	41,127,138
Madison Square Garden Co., Class A (a)	117,854	37,161,723
New York Times Co., Class A	853,935	19,768,595

		120,500,108
Professional Services — 7.5%
CoStar Group, Inc. (a)	125,427	52,784,699
Equifax, Inc.	181,073	23,642,702
TransUnion	725,998	53,418,933
Verisk Analytics, Inc. (a)	310,720	37,457,296

		167,303,630
Road & Rail — 1.0%
Landstar System, Inc.	181,813	22,181,186

Semiconductors & Semiconductor Equipment — 3.2%
Cree, Inc. (a)(b)	362,824	13,740,145
Monolithic Power Systems, Inc.	312,659	39,248,084
Silicon Laboratories, Inc. (a)(b)	207,989	19,093,390

		72,081,619
Software — 8.4%
ANSYS, Inc. (a)	228,018	42,566,400
RealPage, Inc. (a)(b)	589,598	38,854,508
Synopsys, Inc. (a)	323,345	31,885,050
Take-Two Interactive Software, Inc. (a)	326,460	45,048,215
Ubisoft Entertainment SA (a)	267,860	28,923,692

		187,277,865
Specialty Retail — 0.7%
Ulta Beauty, Inc. (a)	55,372	15,621,549

Trading Companies & Distributors — 1.3%
SiteOne Landscape Supply, Inc. (a)	369,360	27,827,582

Total Common Stocks — 97.5% (Cost: $1,679,304,528)		2,169,013,781

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) September 30, 2018	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Preferred Stocks — 1.3%

Internet Software & Services — 0.7%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,000,911) (a)(c)(d)	322,368	$14,309,916

Software — 0.1%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,811,905) (a)(c)(d)	458,712	2,660,530

Technology Hardware, Storage & Peripherals — 0.5%
Peloton Interactive, Inc. (Acquired 8/29/18, cost $11,165,755) (a)(c)(d)	773,241	11,165,755

Total Preferred Stocks — 1.3% (Cost: $18,978,571)		28,136,201

Total Long-Term Investments — 98.8% (Cost: $1,698,283,099)		2,197,149,982

Security	Shares	Value
Short-Term Securities — 4.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (e)(g)	18,889,907	$18,889,907
SL Liquidity Series, LLC, Money Market Series, 2.26% (e)(f)(g)	78,886,779	78,894,667

Total Short-Term Securities — 4.4% (Cost: $97,780,634)		97,784,574

Total Investments — 103.2% (Cost: $1,796,063,733)		2,294,934,556
Liabilities in Excess of Other Assets — (3.2)%		(70,474,032)

Net Assets — 100.0%		$2,224,460,524

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $28,136,201, representing 1.3% of its net assets as of period end, and an original cost of $18,978,571.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,749,395	(859,488)	18,889,907	$18,889,907	$470,044		$25	$—
SL Liquidity Series, LLC, Money Market Series	5,359,993	73,526,786	78,886,779	78,894,667	204,608	(b)	(6,540)	3,940

				$97,784,574	$674,652		$(6,515)	$3,940

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

18	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Mid-Cap Growth Equity Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$31,648,106	$—	$—	$31,648,106
Banks	56,653,347	—	—	56,653,347
Beverages	16,511,101	—	—	16,511,101
Biotechnology	5,713,726	—	—	5,713,726
Capital Markets	107,808,403	—	—	107,808,403
Chemicals	14,906,068	—	—	14,906,068
Commercial Services & Supplies	93,739,886	—	—	93,739,886
Construction Materials	18,835,834	—	—	18,835,834
Diversified Consumer Services	69,740,107	—	—	69,740,107
Diversified Telecommunication Services	16,521,026	—	—	16,521,026
Electronic Equipment, Instruments & Components	63,707,531	—	—	63,707,531
Equity Real Estate Investment Trusts (REITs)	87,463,843	—	—	87,463,843
Food Products	34,507,924	—	—	34,507,924
Health Care Equipment & Supplies	268,315,055	—	—	268,315,055
Health Care Technology	18,714,031	—	—	18,714,031
Hotels, Restaurants & Leisure	52,021,944	—	—	52,021,944
Internet & Direct Marketing Retail	53,936,905	—	—	53,936,905
Internet Software & Services	282,151,526	—	—	282,151,526
IT Services	119,609,262	—	—	119,609,262
Life Sciences Tools & Services	28,031,074	—	—	28,031,074
Machinery	115,683,543	—	—	115,683,543
Media	120,500,108	—	—	120,500,108
Professional Services	167,303,630	—	—	167,303,630
Road & Rail	22,181,186	—	—	22,181,186
Semiconductors & Semiconductor Equipment	72,081,619	—	—	72,081,619
Software	158,354,173	28,923,692	—	187,277,865
Specialty Retail	15,621,549	—	—	15,621,549
Trading Companies & Distributors	27,827,582	—	—	27,827,582
Preferred Stocks:
Internet Software & Services	—	—	14,309,916	14,309,916
Software	—	—	2,660,530	2,660,530
Technology Hardware, Storage & Peripherals	—	—	11,165,755	11,165,755
Short-Term Securities	18,889,907	—	—	18,889,907

Subtotal	$2,158,979,996	$28,923,692	$28,136,201	$2,216,039,889

Investments Valued at NAV(a)				78,894,667

Total Investments				$2,294,934,556

(a)	As of September 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended September 30, 2018, there were no transfers between Level 1 and Level 2.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) September 30, 2018	BlackRock Mid-Cap Growth Equity Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of September 30, 2017	$18,525,876
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(1,555,430)
Purchases	11,165,755
Sales	—

Closing Balance, as of September 30, 2018	$28,136,201

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018(b)	$(1,555,430)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Unobservable Inputs Utilized
Assets:
Preferred Stocks	$28,136,201	Market	Revenue Multiple(a)	6.58x — 15.50x	7.98x
			Recent Transactions(a)	—	—

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

20	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.8%
Aerospace & Defense — 1.0%
Aerojet Rocketdyne Holdings, Inc. (a)(b)	10,120	$343,979
Axon Enterprise, Inc. (a)(b)	27,541	1,884,631
Curtiss-Wright Corp.	43,339	5,955,645

		8,184,255
Air Freight & Logistics — 0.4%
Echo Global Logistics, Inc. (a)	29,039	898,757
Hub Group, Inc., Class A (a)	48,794	2,225,006

		3,123,763
Auto Components — 1.0%
Dana, Inc.	119,667	2,234,183
Fox Factory Holding Corp. (a)(b)	50,977	3,570,939
Modine Manufacturing Co. (a)	73,988	1,102,421
Tower International, Inc.	48,188	1,457,687

		8,365,230
Banks — 3.1%
Bank of Commerce Holdings	4,699	57,328
Cadence BanCorp	210,240	5,491,469
Carolina Financial Corp.	22,337	842,552
Central Pacific Financial Corp.	184,066	4,864,864
FCB Financial Holdings, Inc., Class A (a)	82,679	3,918,985
First Connecticut Bancorp, Inc.	4,610	136,225
First Financial Northwest, Inc.	7,677	127,208
Guaranty Bancorp	14,448	429,106
Heritage Commerce Corp.	68,305	1,019,111
Lakeland Financial Corp.	42,646	1,982,186
People’s Utah Bancorp	5,214	177,015
Republic First Bancorp, Inc. (a)(b)	57,279	409,545
TriState Capital Holdings, Inc. (a)(b)	176,736	4,877,914
Union Bankshares Corp.	4	154
United Community Banks, Inc.	22,619	630,844

		24,964,506
Biotechnology — 11.8%
ACADIA Pharmaceuticals, Inc. (a)(b)	92,950	1,929,642
Acceleron Pharma, Inc. (a)(b)	9,769	559,080
Achaogen, Inc. (a)(b)	20,031	79,924
Acorda Therapeutics, Inc. (a)	3,184	62,566
Adamas Pharmaceuticals, Inc. (a)(b)	31,561	631,851
ADMA Biologics, Inc. (a)(b)	19,493	121,052
Agenus, Inc. (a)(b)	273,231	584,714
Aimmune Therapeutics, Inc. (a)	56,390	1,538,319
Akebia Therapeutics, Inc. (a)(b)	120,060	1,060,130
Alder Biopharmaceuticals, Inc. (a)(b)	61,706	1,027,405
Amicus Therapeutics, Inc. (a)(b)	140,694	1,700,990
AnaptysBio, Inc. (a)(b)	5,949	593,532
Apellis Pharmaceuticals, Inc. (a)	5,167	91,869
Applied Genetic Technologies Corp. (a)	24,236	176,923
Aptinyx, Inc. (a)(b)	10,716	310,335
Ardelyx, Inc. (a)	23,485	102,160
Arena Pharmaceuticals, Inc. (a)(b)	9,912	456,150
Array BioPharma, Inc. (a)(b)	183,467	2,788,698
Arrowhead Pharmaceuticals, Inc. (a)	23,969	459,486
Atara Biotherapeutics, Inc. (a)(b)	41,877	1,731,614
Athersys, Inc. (a)	424,151	890,717
aTyr Pharma, Inc. (a)	20,000	16,250
Audentes Therapeutics, Inc. (a)	3,602	142,603
Biohaven Pharmaceutical Holding, Co. Ltd. (a)	16,460	618,073
BioSpecifics Technologies Corp. (a)	18,050	1,055,744
Blueprint Medicines Corp. (a)(b)	18,206	1,421,160
Calithera Biosciences, Inc. (a)	109,321	573,935
Cara Therapeutics, Inc. (a)	17,222	412,467
CareDx, Inc. (a)	26,910	776,353
Catalyst Pharmaceuticals, Inc. (a)	34,581	130,716
ChemoCentryx, Inc. (a)(b)	73,451	928,421
Coherus Biosciences, Inc. (a)(b)	84,877	1,400,470
Conatus Pharmaceuticals, Inc. (a)(b)	122,168	708,574

Security	Shares	Value
Biotechnology (continued)
Constellation Pharmaceuticals, Inc. (a)	9,819	$66,082
Corvus Pharmaceuticals, Inc. (a)	60,628	520,188
CytomX Therapeutics, Inc. (a)	49,433	914,510
Deciphera Pharmaceuticals, Inc. (a)	10,182	394,247
Denali Therapeutics, Inc. (a)	11,523	250,510
Dynavax Technologies Corp. (a)	25,964	321,954
Editas Medicine, Inc. (a)	18,009	573,046
Eiger BioPharmaceuticals, Inc. (a)	15,707	188,484
Emergent BioSolutions, Inc. (a)	19,865	1,307,713
Enanta Pharmaceuticals, Inc. (a)(b)	14,065	1,201,995
EPIRUS Biopharmaceuticals, Inc. (a)	6,060	6
Epizyme, Inc. (a)	14,499	153,689
Exelixis, Inc. (a)(b)	19,202	340,259
Fate Therapeutics, Inc. (a)	6,416	104,517
FibroGen, Inc. (a)	64,266	3,904,159
Flexion Therapeutics, Inc. (a)	9,960	186,352
Forty Seven, Inc. (a)	42,895	639,993
G1 Therapeutics, Inc. (a)	3,576	186,989
Genomic Health, Inc. (a)	26,331	1,848,963
Global Blood Therapeutics, Inc. (a)(b)	53,609	2,037,142
GTx, Inc. (a)(b)	10,417	16,355
Halozyme Therapeutics, Inc. (a)(b)	124,255	2,257,713
Heron Therapeutics, Inc. (a)(b)	70,961	2,245,916
Homology Medicines, Inc. (a)(b)	10,060	229,972
ImmunoGen, Inc. (a)	19,084	180,725
Immunomedics, Inc. (a)(b)	54,464	1,134,485
Insmed, Inc. (a)(b)	20,188	408,201
Intellia Therapeutics, Inc. (a)	12,094	346,130
Intercept Pharmaceuticals, Inc. (a)	16,184	2,045,010
Intrexon Corp. (a)(b)	13,446	231,540
Invitae Corp. (a)	93,792	1,569,140
Ironwood Pharmaceuticals, Inc. (a)	137,026	2,529,500
Karyopharm Therapeutics, Inc. (a)	68,010	1,158,210
Kindred Biosciences, Inc. (a)	68,568	956,524
Lexicon Pharmaceuticals, Inc. (a)(b)	10,453	111,534
Ligand Pharmaceuticals, Inc. (a)(b)	15,193	4,170,327
Loxo Oncology, Inc. (a)	22,784	3,892,191
MacroGenics, Inc. (a)	14,176	303,933
Madrigal Pharmaceuticals, Inc. (a)(b)	1,886	403,849
MediciNova, Inc. (a)(b)	11,604	144,934
Mersana Therapeutics, Inc. (a)(b)	10,993	109,930
Miragen Therapeutics, Inc. (a)	21,546	120,227
Mirati Therapeutics, Inc. (a)	1,756	82,708
Momenta Pharmaceuticals, Inc. (a)	26,507	697,134
Myriad Genetics, Inc. (a)	36,889	1,696,894
Natera, Inc. (a)	55,271	1,323,188
Novavax, Inc. (a)(b)	523,750	984,650
Nymox Pharmaceutical Corp. (a)(b)	36,865	90,688
Ophthotech Corp. (a)	25,704	60,661
Palatin Technologies, Inc. (a)(b)	654,789	653,152
Pieris Pharmaceuticals, Inc. (a)(b)	40,969	229,426
Portola Pharmaceuticals, Inc. (a)(b)	37,802	1,006,667
PTC Therapeutics, Inc. (a)(b)	16,134	758,298
Puma Biotechnology, Inc. (a)(b)	36,280	1,663,438
Ra Pharmaceuticals, Inc. (a)	44,404	803,268
REGENXBIO, Inc. (a)	14,887	1,123,968
Repligen Corp. (a)(b)	13,577	752,980
Retrophin, Inc. (a)	41,689	1,197,725
Rhythm Pharmaceuticals, Inc. (a)	13,836	403,596
Rigel Pharmaceuticals, Inc. (a)(b)	203,251	652,436
Sangamo Therapeutics, Inc. (a)(b)	98,644	1,672,016
Savara, Inc. (a)	7,685	85,765
Seres Therapeutics, Inc. (a)	89,742	681,142
Sorrento Therapeutics, Inc. (a)(b)	117,156	515,486
Spark Therapeutics, Inc. (a)(b)	35,239	1,922,287
Spectrum Pharmaceuticals, Inc. (a)	99,853	1,677,530
Stemline Therapeutics, Inc. (a)	45,025	747,415
Surface Oncology, Inc. (a)	47,435	518,939
Syndax Pharmaceuticals, Inc. (a)(b)	4,639	37,483

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Biotechnology (continued)
TG Therapeutics, Inc. (a)	12,030	$67,368
Ultragenyx Pharmaceutical, Inc. (a)	36,727	2,803,739
Unum Therapeutics, Inc. (a)(b)	49,425	509,078
Vanda Pharmaceuticals, Inc. (a)	70,792	1,624,676
Veracyte, Inc. (a)	101,583	970,118
Vericel Corp. (a)	12,775	180,766
Voyager Therapeutics, Inc. (a)	4,888	92,481
vTv Therapeutics, Inc., Class A (a)	2	2
Xencor, Inc. (a)	49,818	1,941,407

		95,017,642
Building Products — 3.4%
Advanced Drainage Systems, Inc.	15,083	466,065
Builders FirstSource, Inc. (a)(b)	76,307	1,120,187
Continental Building Products, Inc. (a)	15,328	575,566
NCI Building Systems, Inc. (a)	22,490	340,723
PGT Innovations, Inc. (a)	148,566	3,209,026
Simpson Manufacturing Co., Inc.	34,216	2,479,291
Trex Co., Inc. (a)	96,691	7,443,273
Universal Forest Products, Inc.	321,779	11,368,452

		27,002,583
Capital Markets — 0.5%
Moelis & Co., Class A	79,421	4,352,271

Chemicals — 1.6%
AdvanSix, Inc. (a)	8,629	292,955
Balchem Corp.	21,004	2,354,338
Innospec, Inc.	8,664	664,962
Koppers Holdings, Inc. (a)	49,546	1,543,358
Marrone Bio Innovations, Inc. (a)	67,243	123,055
PolyOne Corp.	150,307	6,571,422
Trinseo SA	17,141	1,342,140

		12,892,230
Commercial Services & Supplies — 1.8%
ARC Document Solutions, Inc. (a)	239,969	681,512
Deluxe Corp.	31,634	1,801,240
Interface, Inc.	46,186	1,078,443
Kimball International, Inc., Class B	12,089	202,491
McGrath RentCorp	96,129	5,236,147
Mobile Mini, Inc.	26,861	1,177,855
Tetra Tech, Inc.	67,151	4,586,413

		14,764,101
Communications Equipment — 0.6%
Aerohive Networks, Inc. (a)	5,351	22,046
Calix, Inc. (a)(b)	72,618	588,206
Infinera Corp. (a)	223,380	1,630,674
Plantronics, Inc.	29,935	1,805,080
Ubiquiti Networks, Inc.	6,295	622,324

		4,668,330
Construction & Engineering — 2.0%
Comfort Systems USA, Inc.	190,710	10,756,044
EMCOR Group, Inc.	14,079	1,057,474
MasTec, Inc. (a)(b)	77,866	3,476,717
MYR Group, Inc. (a)	13,859	452,358

		15,742,593
Consumer Finance — 1.4%
Enova International, Inc. (a)(b)	74,664	2,150,323
Green Dot Corp., Class A (a)	104,709	9,300,253

		11,450,576
Distributors — 0.2%
Core-Mark Holding Co., Inc.	40,320	1,369,267

Diversified Consumer Services — 0.5%
Chegg, Inc. (a)	4,035	114,715
Strategic Education, Inc. (b)	24,524	3,360,524

Security	Shares	Value
Diversified Consumer Services (continued)
Weight Watchers International, Inc. (a)	4,484	$322,803

		3,798,042
Diversified Telecommunication Services — 0.8%
Cogent Communications Holdings, Inc.	90,483	5,048,951
Ooma, Inc. (a)	83,886	1,392,508

		6,441,459
Electrical Equipment — 1.1%
Atkore International Group, Inc. (a)	107,968	2,864,391
Generac Holdings, Inc. (a)	108,095	6,097,639

		8,962,030
Electronic Equipment, Instruments & Components — 1.9%
AVX Corp.	27,358	493,812
Control4 Corp. (a)	43,537	1,494,625
Fitbit, Inc., Class A (a)(b)	280,746	1,501,991
Insight Enterprises, Inc. (a)	27,721	1,499,429
Novanta, Inc. (a)	10,630	727,092
OSI Systems, Inc. (a)(b)	47,972	3,660,743
PC Connection, Inc.	2,442	94,969
PCM, Inc. (a)	3,872	75,698
ScanSource, Inc. (a)	49,813	1,987,539
SYNNEX Corp.	23,338	1,976,729
Vishay Intertechnology, Inc.	57,954	1,179,364
Vishay Precision Group, Inc. (a)	18,468	690,703

		15,382,694
Energy Equipment & Services — 0.9%
Aspen Aerogels, Inc. (a)	30	137
Cactus, Inc., Class A (a)	119,874	4,588,777
Key Energy Services, Inc. (a)(b)	12,224	139,843
ProPetro Holding Corp. (a)	152,259	2,510,751

		7,239,508
Equity Real Estate Investment Trusts (REITs) — 2.3%
EastGroup Properties, Inc.	124,929	11,945,711
First Industrial Realty Trust, Inc. (b)	7,990	250,886
Four Corners Property Trust, Inc. (b)	94,293	2,422,387
National Storage Affiliates Trust	36,811	936,472
Rexford Industrial Realty, Inc. (b)	9,835	314,327
Ryman Hospitality Properties, Inc.	24,671	2,125,900
STAG Industrial, Inc. (b)	21,894	602,085

		18,597,768
Food & Staples Retailing — 0.9%
Chefs’ Warehouse, Inc. (a)	90,811	3,300,980
Natural Grocers by Vitamin Cottage, Inc. (a)	4,914	82,997
Performance Food Group Co. (a)	105,222	3,503,893

		6,887,870
Food Products — 0.9%
Calavo Growers, Inc.	19,552	1,888,723
Freshpet, Inc. (a)	28,000	1,027,600
John B. Sanfilippo & Son, Inc.	51,955	3,708,548
Limoneira Co.	15,250	398,177

		7,023,048
Gas Utilities — 0.2%
Chesapeake Utilities Corp.	18,705	1,569,349

Health Care Equipment & Supplies — 6.8%
Accuray, Inc. (a)	228,537	1,028,416
AtriCure, Inc. (a)(b)	48,341	1,693,385
Cantel Medical Corp.	11,998	1,104,536
Cardiovascular Systems, Inc. (a)	52,126	2,040,212
Cerus Corp. (a)	39,233	282,870
CONMED Corp.	34,344	2,720,732
Globus Medical, Inc., Class A (a)	74,439	4,225,158
Inogen, Inc. (a)	23,165	5,655,040

22	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Integer Holdings Corp. (a)	44,506	$3,691,773
iRadimed Corp. (a)(b)	21,730	807,269
LeMaitre Vascular, Inc. (b)	20,951	811,642
Masimo Corp. (a)	79,337	9,880,630
Merit Medical Systems, Inc. (a)	67,616	4,155,003
Neogen Corp. (a)(b)	26,496	1,895,259
Nevro Corp. (a)(b)	25,977	1,480,689
Novocure Ltd. (a)(b)	31,465	1,648,766
NxStage Medical, Inc. (a)	124,837	3,481,704
Penumbra, Inc. (a)	11,310	1,693,107
Quidel Corp. (a)	3,873	252,403
RTI Surgical, Inc. (a)	277,638	1,249,371
SeaSpine Holdings Corp. (a)	45,201	703,328
STAAR Surgical Co. (a)	36,346	1,744,608
Tandem Diabetes Care, Inc. (a)	19,384	830,411
Wright Medical Group NV (a)	59,998	1,741,142

		54,817,454
Health Care Providers & Services — 3.4%
Amedisys, Inc. (a)	1,379	172,320
BioTelemetry, Inc. (a)	25,412	1,637,803
Chemed Corp.	13,481	4,308,258
Ensign Group, Inc.	110,045	4,172,906
HealthEquity, Inc. (a)	40,481	3,821,811
LHC Group, Inc. (a)(b)	26,295	2,708,122
National Research Corp.	25,682	991,325
Select Medical Holdings Corp. (a)	17,318	318,651
Tenet Healthcare Corp. (a)	29,542	840,765
U.S. Physical Therapy, Inc.	21,486	2,548,240
WellCare Health Plans, Inc. (a)	19,148	6,136,743

		27,656,944
Health Care Technology — 1.7%
Castlight Health, Inc., Class B (a)(b)	150,585	406,579
Evolent Health, Inc., Class A (a)(b)	15,624	443,722
HealthStream, Inc.	29,855	925,804
Medidata Solutions, Inc. (a)(b)	48,829	3,579,654
NextGen Healthcare, Inc. (a)	8,277	166,202
Omnicell, Inc. (a)(b)	63,005	4,530,060
Teladoc Health, Inc. (a)(b)	32,822	2,834,180
Vocera Communications, Inc. (a)(b)	28,602	1,046,261

		13,932,462
Hotels, Restaurants & Leisure — 5.2%
BJ’s Restaurants, Inc.	48,161	3,477,224
Bloomin’ Brands, Inc.	85,262	1,687,335
Boyd Gaming Corp.	122,202	4,136,538
Carrols Restaurant Group, Inc. (a)	87,763	1,281,340
Cheesecake Factory, Inc.	58,201	3,116,082
Marriott Vacations Worldwide Corp.	32,316	3,611,313
Pinnacle Entertainment, Inc. (a)(b)	1,690	56,936
Planet Fitness, Inc., Class A (a)	59,568	3,218,459
Red Rock Resorts, Inc., Class A	39,385	1,049,610
Ruth’s Hospitality Group, Inc.	61,021	1,925,213
SeaWorld Entertainment, Inc. (a)	67,674	2,126,994
Shake Shack, Inc., Class A (a)(b)	47,630	3,001,166
Texas Roadhouse, Inc.	136,870	9,483,722
Vail Resorts, Inc.	11,805	3,239,528

		41,411,460
Household Durables — 1.6%
Century Communities, Inc. (a)	584	15,330
GoPro, Inc., Class A (a)	134,268	966,730
iRobot Corp. (a)	8,698	956,084
La-Z-Boy, Inc., Class A	9,657	305,161
LGI Homes, Inc. (a)	2,548	120,877
M/I Homes, Inc. (a)	41,622	996,014
MDC Holdings, Inc.	83,039	2,456,294
Meritage Homes Corp. (a)	39,798	1,587,940
Roku, Inc. (a)(b)	37,830	2,762,725

Security	Shares	Value
Household Durables (continued)
William Lyon Homes, Class A (a)(b)	85,161	$1,353,208
ZAGG, Inc. (a)	88,151	1,300,227

		12,820,590
Household Products — 0.1%
Central Garden & Pet Co. (a)	8,882	320,107
Central Garden & Pet Co., Class A (a)	4,227	140,083

		460,190
Independent Power and Renewable Electricity Producers — 0.0%
Atlantic Power Corp. (a)	46,288	101,834

Insurance — 0.5%
James River Group Holdings Ltd., Class L	7,543	321,483
Kinsale Capital Group, Inc.	43,285	2,764,180
Navigators Group, Inc.	1,466	101,301
RLI Corp.	10,132	796,173

		3,983,137
Internet & Direct Marketing Retail — 0.3%
Gaia, Inc. (a)(b)	6,764	104,166
Nutrisystem, Inc.	40,547	1,502,266
PetMed Express, Inc.	15,580	514,296

		2,120,728
Internet Software & Services — 7.7%
Alteryx, Inc., Class A (a)(b)	19,606	1,121,659
Appfolio, Inc., Class A (a)	18,978	1,487,875
Bandwidth, Inc., Class A (a)	6,670	357,312
Benefitfocus, Inc. (a)	7,477	302,445
Box, Inc., Class A (a)(b)	158,553	3,791,002
Carbonite, Inc. (a)	6,567	234,114
Care.com, Inc. (a)	98,482	2,177,437
Cargurus, Inc. (a)(b)	63,998	3,564,049
Cloudera, Inc. (a)	67,644	1,193,917
Cornerstone OnDemand, Inc. (a)	6,569	372,791
Coupa Software, Inc. (a)	5,308	419,863
Envestnet, Inc. (a)	60,552	3,690,644
Etsy, Inc. (a)(b)	26,597	1,366,554
EverQuote, Inc., Class A (a)(b)	14,469	215,009
Five9, Inc. (a)	34,444	1,504,858
GrubHub, Inc. (a)	6,987	968,538
Hortonworks, Inc. (a)	179,286	4,089,514
Leaf Group Ltd. (a)	7,162	71,620
LivePerson, Inc. (a)	103,616	2,688,835
New Relic, Inc. (a)	69,372	6,536,924
Pandora Media, Inc. (a)	37,046	352,307
Q2 Holdings, Inc. (a)	5,292	320,431
QuinStreet, Inc. (a)	70,884	961,896
Quotient Technology, Inc. (a)	30,033	465,512
Rhythmone PLC (a)	2,850	8,172
SendGrid, Inc. (a)	26,322	968,386
SPS Commerce, Inc. (a)	46,077	4,572,681
Stamps.com, Inc. (a)(b)	4,144	937,373
TechTarget, Inc. (a)(b)	81,088	1,574,729
Trade Desk, Inc., Class A (a)	27,425	4,138,707
TrueCar, Inc. (a)	58,529	825,259
XO Group, Inc. (a)	25,124	866,276
Yelp, Inc. (a)(b)	149,817	7,370,996
Yext, Inc. (a)	97,464	2,309,897

		61,827,582
IT Services — 1.0%
CSG Systems International, Inc.	73,687	2,957,796
Hackett Group, Inc.	118,488	2,387,533
I3 Verticals, Inc., Class A (a)	35,663	819,536
NIC, Inc.	51,881	767,839
Syntel, Inc. (a)	22,285	913,239

		7,845,943

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Leisure Products — 1.1%
Callaway Golf Co.	77,328	$1,878,297
Malibu Boats, Inc., Class A (a)	43,301	2,369,431
MCBC Holdings, Inc. (a)	120,434	4,321,172

		8,568,900
Life Sciences Tools & Services — 0.7%
Enzo Biochem, Inc. (a)	95,693	394,255
Harvard Bioscience, Inc. (a)(b)	119,843	629,176
Luminex Corp.	17,423	528,091
Medpace Holdings, Inc. (a)	28,405	1,701,744
NanoString Technologies, Inc. (a)	60,010	1,069,978
NeoGenomics, Inc. (a)	59,032	906,141

		5,229,385
Machinery — 3.1%
Alamo Group, Inc.	31,739	2,907,610
Altra Industrial Motion Corp.	55,143	2,277,406
Global Brass & Copper Holdings, Inc.	50,033	1,846,218
Kadant, Inc.	14,101	1,520,793
Meritor, Inc. (a)	35,413	685,596
Proto Labs, Inc. (a)(b)	29,556	4,780,683
Rexnord Corp. (a)(b)	64,903	1,999,012
Standex International Corp.	14,432	1,504,536
Watts Water Technologies, Inc., Class A	90,130	7,480,790

		25,002,644
Media — 1.1%
Central European Media Enterprises Ltd., Class A (a)(b)	122,703	460,136
Entravision Communications Corp., Class A	278,019	1,362,293
IMAX Corp. (a)	24,322	627,508
Marcus Corp.	11,492	483,239
MSG Networks, Inc., Class A (a)	4,104	105,883
World Wrestling Entertainment, Inc., Class A (b)	57,301	5,542,726

		8,581,785
Metals & Mining — 0.8%
Gold Resource Corp.	24,862	127,791
Kaiser Aluminum Corp.	10,703	1,167,269
Ryerson Holding Corp. (a)(b)	53,535	604,946
Schnitzer Steel Industries, Inc., Class A	65,425	1,769,746
Worthington Industries, Inc.	66,579	2,886,865

		6,556,617
Multiline Retail — 0.0%
Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	3,758	361,144

Oil, Gas & Consumable Fuels — 1.0%
Carrizo Oil & Gas, Inc. (a)	36,706	924,991
CONSOL Energy, Inc. (a)	12,727	519,389
Eclipse Resources Corp. (a)	74,973	89,218
Evolution Petroleum Corp.	179,173	1,979,862
Jagged Peak Energy, Inc. (a)	28,264	390,891
Matador Resources Co. (a)	79,026	2,611,809
Oasis Petroleum, Inc. (a)	24	340
Penn Virginia Corp. (a)	17,549	1,413,396
WildHorse Resource Development Corp. (a)	15,416	364,434

		8,294,330
Paper & Forest Products — 0.5%
Boise Cascade Co.	108,598	3,996,406

Personal Products — 0.7%
Inter Parfums, Inc.	41,487	2,673,837
USANA Health Sciences, Inc. (a)(b)	22,998	2,772,409

		5,446,246
Pharmaceuticals — 2.5%
Ampio Pharmaceuticals, Inc. (a)(b)	45,523	23,126
Aquestive Therapeutics, Inc. (a)	17,262	302,258
Assembly Biosciences, Inc. (a)	37,504	1,392,899
Collegium Pharmaceutical, Inc. (a)(b)	12,409	182,909

Security	Shares	Value
Pharmaceuticals (continued)
Corcept Therapeutics, Inc. (a)(b)	136,572	$1,914,739
Horizon Pharma PLC (a)	67,226	1,316,285
Innoviva, Inc. (a)	134,134	2,044,202
Intersect ENT, Inc. (a)	92,866	2,669,897
Medicines Co. (a)(b)	5,060	151,345
MyoKardia, Inc. (a)	3,453	225,136
Phibro Animal Health Corp., Class A	103,919	4,458,125
Revance Therapeutics, Inc. (a)	81,427	2,023,461
Supernus Pharmaceuticals, Inc. (a)(b)	11,911	599,719
TherapeuticsMD, Inc. (a)	35,753	234,540
Zogenix, Inc. (a)(b)	51,651	2,561,890

		20,100,531
Professional Services — 2.9%
ASGN, Inc. (a)	46,715	3,687,215
CRA International, Inc.	31,152	1,564,453
Insperity, Inc.	101,642	11,988,674
Kforce, Inc.	137,904	5,185,190
Korn/Ferry International	24,667	1,214,603

		23,640,135
Real Estate Management & Development — 0.7%
Marcus & Millichap, Inc. (a)(b)	150,021	5,207,229

Road & Rail — 0.8%
Marten Transport Ltd.	53,725	1,130,911
Saia, Inc. (a)	6,316	482,858
Universal Logistics Holdings, Inc.	84,212	3,099,002
Werner Enterprises, Inc.	56,651	2,002,613

		6,715,384
Semiconductors & Semiconductor Equipment — 2.7%
Ambarella, Inc. (a)(b)	21,476	830,692
Brooks Automation, Inc.	25,459	891,829
Cirrus Logic, Inc. (a)(b)	67,805	2,617,273
Diodes, Inc. (a)	82,224	2,737,237
Entegris, Inc.	86,694	2,509,791
Integrated Device Technology, Inc. (a)	161,582	7,595,970
Kopin Corp. (a)(b)	46,317	112,087
Nanometrics, Inc. (a)	48,017	1,801,598
Rudolph Technologies, Inc. (a)	23,409	572,350
Semtech Corp. (a)	29,889	1,661,828

		21,330,655
Software — 5.4%
8x8, Inc. (a)	21,739	461,954
A10 Networks, Inc. (a)	336,460	2,045,677
Altair Engineering, Inc., Class A (a)	27,126	1,178,625
Ellie Mae, Inc. (a)	11,111	1,052,989
ForeScout Technologies, Inc. (a)	9,421	355,737
HubSpot, Inc. (a)	12,034	1,816,532
MicroStrategy, Inc., Class A (a)	15,353	2,158,939
MobileIron, Inc. (a)	45,396	240,599
Model N, Inc. (a)	105,909	1,678,658
Paylocity Holding Corp. (a)(b)	62,822	5,045,863
Progress Software Corp.	73,730	2,601,932
Qualys, Inc. (a)	6,796	605,524
Rapid7, Inc. (a)(b)	13,683	505,176
RingCentral, Inc., Class A (a)	71,982	6,697,925
Tenable Holdings, Inc. (a)	3,084	119,906
Upland Software, Inc. (a)(b)	20,953	676,991
Varonis Systems, Inc. (a)	21,533	1,577,292
Workiva, Inc. (a)	102,994	4,068,263
Zendesk, Inc. (a)(b)	138,674	9,845,854
Zix Corp. (a)(b)	90,731	503,557

		43,237,993
Specialty Retail — 3.7%
American Eagle Outfitters, Inc.	313,574	7,786,042
America’s Car-Mart, Inc. (a)	7,951	621,768
Asbury Automotive Group, Inc. (a)	79,639	5,475,181

24	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Specialty Retail (continued)
At Home Group, Inc. (a)	7,496	$236,349
Children’s Place, Inc.	3,968	507,110
Five Below, Inc. (a)	79,252	10,307,515
Haverty Furniture Cos., Inc.	12	265
Hudson Ltd., Class A (a)	30,364	685,012
RH (a)	28,664	3,755,271
Sonic Automotive, Inc., Class A	17,990	348,107

		29,722,620
Technology Hardware, Storage & Peripherals — 0.4%
Cray, Inc. (a)	19,749	424,603
Pure Storage, Inc., Class A (a)(b)	116,413	3,020,917

		3,445,520
Textiles, Apparel & Luxury Goods — 0.6%
Crocs, Inc. (a)	57,072	1,215,063
Deckers Outdoor Corp. (a)	9,121	1,081,568
Oxford Industries, Inc.	5,574	502,775
Wolverine World Wide, Inc.	45,621	1,781,500

		4,580,906
Thrifts & Mortgage Finance — 0.7%
Essent Group Ltd. (a)	60,091	2,659,027
Federal Agricultural Mortgage Corp., Class C	4,096	295,649
Meridian Bancorp, Inc.	10,477	178,109
Riverview Bancorp, Inc.	9,446	83,503
United Community Financial Corp.	24,474	236,664
Washington Federal, Inc.	66,767	2,136,544

		5,589,496
Tobacco — 0.4%
Vector Group Ltd.	245,187	3,378,680

Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	95,184	7,448,148
BMC Stock Holdings, Inc. (a)(b)	4,945	92,224
DXP Enterprises, Inc. (a)	12,494	500,635
H&E Equipment Services, Inc.	71,321	2,694,507
Herc Holdings, Inc. (a)	3,305	169,216
MRC Global, Inc. (a)	33,303	625,097
Rush Enterprises, Inc., Class A	115,836	4,553,513
Systemax, Inc.	15,188	500,293

		16,583,633

Security	Shares	Value
Wireless Telecommunication Services — 0.3%
Boingo Wireless, Inc. (a)	67,569	$2,358,158

Total Common Stocks — 98.8% (Cost: $648,209,447)		792,705,836

Preferred Stocks — 0.4%
Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 6/03/14, cost $0) (a)(c)(d)	8,264	—
Series 8 (Acquired 8/31/15, cost $1,174,984) (a)(c)(d)	192,156	2

		2

Software — 0.4%
Illumio Inc., Series C (Acquired 3/10/15, cost $1,000,317) (a)(c)(d)	311,155	936,577
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $2,499,998) (a)(c)(d)	407,830	2,365,414

		3,301,991

Total Preferred Stocks — 0.4% (Cost: $4,675,299)		3,301,993

Total Long-Term Investments — 99.2% (Cost: $652,884,746)		796,007,829

Short-Term Securities — 7.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (e)(g)	7,684,764	7,684,764
SL Liquidity Series, LLC, Money Market Series, 2.26% (e)(f)(g)	48,928,861	48,933,754

Total Short-Term Securities — 7.0% (Cost: $56,610,380)		56,618,518

Total Investments — 106.2% (Cost: $709,495,126)		852,626,347
Liabilities in Excess of Other Assets — (6.2)%		(50,106,463)

Net Assets — 100.0%		$802,519,884

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,301,993, representing 0.4% of its net assets as of period end, and an original cost of $4,675,299.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,080,253	(1,395,489)	7,684,764	$7,684,764	$108,395		$25	$—
SL Liquidity Series, LLC, Money Market Series	4,197,442	44,731,419	48,928,861	48,933,754	414,817	(b)	3,535	7,932

				$56,618,518	$523,212		$3,560	$7,932

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage Small Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	101	12/21/18	$8,589	$(114,750)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$114,750	$—	$—	$—	$114,750

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$1,327,876	$—	$—	$—	$1,327,876

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(391,365)	$—	$—	$—	$(391,365)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,050,774

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage Small Cap Growth Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$792,705,836	$—	$—	$792,705,836
Preferred Stocks(a)	—	—	3,301,993	3,301,993
Short-Term Securities	7,684,764	—	—	7,684,764

Subtotal	$800,390,600	$—	$3,301,993	$803,692,593

Investments Valued at NAV(b)				48,933,754

Total Investments				$852,626,347

Derivative Financial Instruments(c)
Liabilities

Equity contracts	$(114,750)	$—	$—	$(114,750)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of September 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Statements of Assets and Liabilities

September 30, 2018

	BlackRock Advantage Large Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advantage Small Cap Growth Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$850,369,462	$2,197,149,982	$796,007,829
Investments at value — affiliated(c)	8,181,620	97,784,574	56,618,518
Cash	—	11,175,899	—
Cash pledged for futures contracts	358,000	—	373,000
Foreign currency at value(d)	84,260	1,779	—
Receivables:
Investments sold	9,869,541	6,179,508	5,970,557
Securities lending income — affiliated	514	40,610	24,058
Capital shares sold	284,021	13,192,475	1,183,268
Dividends — affiliated	12,755	83,573	13,733
Dividends — unaffiliated	434,349	609,259	238,601
From the Manager	127,841	252,508	185,937
Variation margin on futures contracts	—	—	23,436
Deferred offering costs	6,906	—	22,568
Prepaid expenses	29,942	98,614	75,279

Total assets	869,759,211	2,326,568,781	860,736,784

LIABILITIES
Cash collateral on securities loaned at value	180,600	78,896,194	48,921,796
Payables:
Investments purchased	10,319,056	18,988,710	5,842,919
Capital shares redeemed	1,085,823	1,530,115	1,876,608
Investment advisory fees	308,590	1,301,686	152,884
Offering costs	24,665	—	27,801
Trustees’ and Officer’s fees	5,065	8,605	8,199
Other accrued expenses	369,348	941,193	1,041,756
Other affiliates	30,353	77,578	208,055
Board realignment and consolidation	25,628	62,309	46,248
Service and distribution fees	189,720	301,867	90,634
Variation margin on futures contracts	2,835	—	—

Total liabilities	12,541,683	102,108,257	58,216,900

NET ASSETS	$857,217,528	$2,224,460,524	$802,519,884

NET ASSETS CONSIST OF
Paid-in capital	$646,965,340	$1,634,574,715	$534,500,115
Undistributed net investment income (accumulated net investment loss)	3,168,694	(4,853,683)	752,156
Accumulated net realized gain	52,475,777	95,868,817	124,251,142
Net unrealized appreciation (depreciation)	154,607,717	498,870,675	143,016,471

NET ASSETS	$857,217,528	$2,224,460,524	$802,519,884

(a) Investments at cost — unaffiliated	$695,781,146	$1,698,283,099	$652,884,746
(b) Securities loaned at value	$174,510	$76,755,072	$47,564,167
(c) Investments at cost — affiliated	$8,181,620	$97,780,634	$56,610,380
(d) Foreign currency at cost	$84,298	$1,927	$—

28	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

September 30, 2018

	BlackRock Advantage Large Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advantage Small Cap Growth Fund

NET ASSET VALUE
Institutional
Net assets	$74,886,388	$1,063,328,471	$502,400,188

Shares outstanding(a)	4,186,536	38,149,201	21,242,586

Net asset value	$17.89	$27.87	$23.65

Service
Net assets	$160,051	$33,767,997	$15,257,299

Shares outstanding(a)	9,109	1,334,471	760,066

Net asset value	$17.57	$25.30	$20.07

Investor A
Net assets	$730,995,636	$801,263,175	$223,619,007

Shares outstanding(a)	42,715,763	33,082,969	12,252,501

Net asset value	$17.11	$24.22	$18.25

Investor C
Net assets	$48,702,412	$164,082,718	$35,847,458

Shares outstanding(a)	3,346,858	8,617,584	3,467,929

Net asset value	$14.55	$19.04	$10.34

Class K
Net assets	$609,016	$139,137,920	$2,220,790

Shares outstanding(a)	34,044	4,981,921	93,883

Net asset value	$17.89	$27.93	$23.65

Class R
Net assets	$1,864,025	$22,880,243	$23,175,142

Shares outstanding(a)	105,397	960,008	1,271,658

Net asset value	$17.69	$23.83	$18.22

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Operations

Year Ended September 30, 2018

	BlackRock Advantage Large Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advantage Small Cap Growth Fund

INVESTMENT INCOME
Dividends — unaffiliated	$11,203,605	$4,904,024	$5,183,599
Dividends — affiliated	113,086	470,044	108,395
Securities lending income — affiliated — net	5,160	204,608	414,817
Other income	3,558	—	2,751
Foreign taxes withheld	—	(19,858)	—

Total investment income	11,325,409	5,558,818	5,709,562

EXPENSES
Investment advisory	4,459,544	10,267,180	3,146,722
Service and distribution — class specific	2,151,538	2,850,095	828,322
Transfer agent — class specific	1,334,723	2,096,555	1,467,407
Administration	325,333	571,505	292,207
Administration — class specific	156,556	284,374	139,886
Professional	113,686	65,739	156,884
Registration	88,611	183,740	79,569
Custodian	77,455	20,768	166,941
Accounting services	73,081	109,087	68,427
Printing	69,463	71,946	72,764
Offering	35,370	—	38,765
Board realignment and consolidation	25,628	62,309	46,248
Trustees and Officer	24,122	35,551	22,289
Reorganization	—	—	88,500
Recoupment of past waived and/or reimbursed fees — class specific	—	206,515	—
Miscellaneous	23,038	33,655	45,290

Total expenses	8,958,148	16,859,019	6,660,221
Less:
Fees waived and/or reimbursed by the Manager	(749,842)	(132,088)	(978,606)
Administration fees waived — class specific	(156,556)	(187,142)	(139,637)
Transfer agent fees waived and/or reimbursed — class specific	(1,050,621)	(940,485)	(1,217,998)

Total expenses after fees waived and/or reimbursed	7,001,129	15,599,304	4,323,980

Net investment income (loss)	4,324,280	(10,040,486)	1,385,582

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	61,330,109	106,894,242	138,761,503
Investments — affiliated	303	(6,540)	3,535
Capital gain distributions from investment companies — affiliated	27	25	25
Futures contracts	1,427,423	—	1,327,876
Foreign currency transactions	(9,339)	124,952	—

	62,748,523	107,012,679	140,092,939

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	103,083,450	277,161,317	7,609,421
Investments — affiliated	—	3,940	7,932
Futures contracts	(17,320)	—	(391,365)
Foreign currency translations	7,978	(167)	—

	103,074,108	277,165,090	7,225,988

Net realized and unrealized gain	165,822,631	384,177,769	147,318,927

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,146,911	$374,137,283	$148,704,509

See notes to financial statements.

30	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Growth Fund		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Advantage Small Cap Growth Fund
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2018	2017(a)	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$4,324,280	$2,284,787	$(10,040,486)	$(3,780,220)	$1,385,582	$1,687,023
Net realized gain	62,748,523	75,516,919	107,012,679	39,306,882	140,092,939	86,308,295
Net change in unrealized appreciation (depreciation)	103,074,108	15,494,995	277,165,090	101,647,067	7,225,988	37,629,445

Net increase in net assets resulting from operations	170,146,911	93,296,701	374,137,283	137,173,729	148,704,509	125,624,763

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(353,658)	(335,279)	—	—	(2,200,554)	(249,712)
Service	(598)	(692)	—	—	(15,763)	—
Investor A	(2,565,760)	(1,857,805)	—	—	(133,790)	—
Class R	—	(5,742)	—	—	—	—
From net realized gain:
Institutional	(3,686,629)	—	(10,878,492)	—	(51,976,169)	—
Service	(10,995)	—	(588,451)	—	(1,093,835)	—
Investor A	(38,216,794)	—	(19,108,122)	—	(18,280,982)	—
Investor B	(23,111)	—	(5,707)	—	—	—
Investor C	(3,038,950)	—	(3,228,373)	—	(3,695,483)	—
Class K	—	—	(258,191)	—	—	—
Class R	(102,816)	—	(406,455)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(47,999,311)	(2,199,518)	(34,473,791)	—	(77,396,576)	(249,712)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	297,413,538	(81,444,680)	980,397,582	209,802,876	(30,619,022)	(139,859,530)

NET ASSETS
Total increase (decrease) in net assets	419,561,138	9,652,503	1,320,061,074	346,976,605	40,688,911	(14,484,479)
Beginning of year	437,656,390	428,003,887	904,399,450	557,422,845	761,830,973	776,315,452

End of year	$857,217,528	$437,656,390	$2,224,460,524	$904,399,450	$802,519,884	$761,830,973

Undistributed net investment income (accumulated net investment loss), end of year	$3,168,694	$1,738,399	$(4,853,683)	$—	$752,156	$1,677,916

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund
	Institutional
	Year Ended September 30,
	2018	2017(a)	2016(a)	2015(a)	2014(a)
Net asset value, beginning of year	$15.20	$12.32	$12.07	$14.51	$14.04

Net investment income(b)	0.13	0.12	0.10	0.06	0.29
Net realized and unrealized gain (loss)	3.52	2.87	1.06	(0.25)	0.53

Net increase (decrease) from investment operations	3.65	2.99	1.16	(0.19)	0.82

Distributions(c)
From net investment income	(0.08)	(0.11)	(0.07)	(0.41)	(0.21)
From net realized gain	(0.88)	—	(0.84)	(1.84)	(0.14)

Total distributions	(0.96)	(0.11)	(0.91)	(2.25)	(0.35)

Net asset value, end of year	$17.89	$15.20	$12.32	$12.07	$14.51

Total Return(d)
Based on net asset value	25.31%	24.43%	9.75%	(2.15)%	5.76%

Ratios to Average Net Assets
Total expenses(e)	0.86%	1.10%	1.14%	1.11%	1.09%

Total expenses after fees waived and/or reimbursed(e)	0.62%	0.84%	0.92%	0.92%	0.96%

Net investment income(e)	0.83%	0.91%	0.86%	0.46%	1.99%

Supplemental Data
Net assets, end of year (000)	$74,886	$36,574	$37,417	$40,870	$53,274

Portfolio turnover rate	162%	130%	36%	156%	102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	0.01%	0.01%

See notes to financial statements.

32	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Service
	Year Ended September 30,
	2018	2017(a)	2016(a)		2015(a)		2014(a)
Net asset value, beginning of year	$14.95	$12.12	$11.86		$14.29		$13.81

Net investment income(b)	0.09	0.08	0.06		0.01		0.23
Net realized and unrealized gain (loss)	3.46	2.82	1.05		(0.24)		0.54

Net increase (decrease) from investment operations	3.55	2.90	1.11		(0.23)		0.77

Distributions(c)
From net investment income	(0.05)	(0.07)	(0.01)		(0.36)		(0.15)
From net realized gain	(0.88)	—	(0.84)		(1.84)		(0.14)

Total distributions	(0.93)	(0.07)	(0.85)		(2.20)		(0.29)

Net asset value, end of year	$17.57	$14.95	$12.12		$11.86		$14.29

Total Return(d)
Based on net asset value	24.96%	24.03%	9.44%		(2.49)%		5.45%

Ratios to Average Net Assets
Total expenses(e)	1.03%	1.24%	1.26	%(f)	1.33	%(f)	1.30	%(f)

Total expenses after fees waived and/or reimbursed(e)	0.87%	1.11%	1.24%		1.23%		1.27%

Net investment income(e)	0.55%	0.59%	0.54%		0.10%		1.60%

Supplemental Data
Net assets, end of year (000)	$160	$189	$119		$108		$211

Portfolio turnover rate	162%	130%	36%		156%		102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	0.01%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	1.21%	1.30%	1.30%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor A
	Year Ended September 30,
	2018	2017(a)	2016(a)	2015(a)	2014(a)
Net asset value, beginning of year	$14.59	$11.83	$11.61	$14.04	$13.59

Net investment income(b)	0.09	0.08	0.06	0.02	0.22
Net realized and unrealized gain (loss)	3.37	2.75	1.02	(0.24)	0.54

Net increase (decrease) from investment operations	3.46	2.83	1.08	(0.22)	0.76

Distributions(c)
From net investment income	(0.06)	(0.07)	(0.02)	(0.37)	(0.17)
From net realized gain	(0.88)	—	(0.84)	(1.84)	(0.14)

Total distributions	(0.94)	(0.07)	(0.86)	(2.21)	(0.31)

Net asset value, end of year	$17.11	$14.59	$11.83	$11.61	$14.04

Total Return(d)
Based on net asset value	24.98%	24.03%	9.39%	(2.46)%	5.46%

Ratios to Average Net Assets
Total expenses(e)	1.12%	1.35%	1.42%	1.41%	1.40%

Total expenses after fees waived and/or reimbursed(e)	0.87%	1.13%	1.24%	1.24%	1.27%

Net investment income(e)	0.58%	0.60%	0.54%	0.14%	1.55%

Supplemental Data
Net assets, end of year (000)	$730,996	$351,398	$323,297	$355,844	$443,630

Portfolio turnover rate	162%	130%	36%	156%	102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	0.01%	0.01%

See notes to financial statements.

34	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

BlackRock Advantage Large Cap Growth Fund (continued)
Investor C
Year Ended September 30,

	2018	2017(a)	2016(a)	2015(a)	2014(a)
Net asset value, beginning of year	$12.53	$10.19	$10.16	$12.57	$12.20

Net investment income (loss)(b)	(0.03)	(0.02)	(0.02)	(0.07)	0.10
Net realized and unrealized gain (loss)	2.89	2.36	0.89	(0.20)	0.48

Net increase (decrease) from investment operations	2.86	2.34	0.87	(0.27)	0.58

Distributions(c)
From net investment income	—	—	—	(0.30)	(0.07)
From net realized gain	(0.84)	—	(0.84)	(1.84)	(0.14)

Total distributions	(0.84)	—	(0.84)	(2.14)	(0.21)

Net asset value, end of year	$14.55	$12.53	$10.19	$10.16	$12.57

Total Return(d)
Based on net asset value	24.09%	22.96%	8.63%	(3.26)%	4.67%

Ratios to Average Net Assets
Total expenses(e)	1.87%	2.12%	2.17%	2.15%	2.14%

Total expenses after fees waived and/or reimbursed(e)	1.62%	1.91%	2.01%	2.01%	2.04%

Net investment income (loss)(e)	(0.19)%	(0.16)%	(0.23)%	(0.63)%	0.78%

Supplemental Data
Net assets, end of year (000)	$48,702	$46,804	$63,586	$72,966	$90,904

Portfolio turnover rate	162%	130%	36%	156%	102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended September 30,

	2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	0.01%	0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class K
	Period from 01/25/2018(a) to 09/30/2018
Net asset value, beginning of period	$16.37

Net investment income(b)	0.11
Net realized and unrealized gain	1.41

Net increase from investment operations	1.52

Net asset value, end of period	$17.89

Total Return(c)
Based on net asset value	9.29	%(d)

Ratios to Average Net Assets
Total expenses	0.72	%(e)

Total expenses after fees waived and/or reimbursed	0.57	%(e)

Net investment income	0.93	%(e)

Supplemental Data
Net assets, end of period (000)	$609

Portfolio turnover rate	162	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

36	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class R
	Year Ended September 30,
	2018	2017(a)	2016(a)	2015(a)	2014(a)
Net asset value, beginning of year	$15.01	$12.17	$11.94	$14.41	$13.94

Net investment income (loss)(b)	0.05	0.04	0.02	(0.03)	0.19
Net realized and unrealized gain (loss)	3.49	2.84	1.05	(0.25)	0.53

Net increase (decrease) from investment operations	3.54	2.88	1.07	(0.28)	0.72

Distributions(c)
From net investment income	—	(0.04)	—	(0.35)	(0.11)
From net realized gain	(0.86)	—	(0.84)	(1.84)	(0.14)

Total distributions	(0.86)	(0.04)	(0.84)	(2.19)	(0.25)

Net asset value, end of year	$17.69	$15.01	$12.17	$11.94	$14.41

Total Return(d)
Based on net asset value	24.68%	23.68%	9.04%	(2.86)%	5.05%

Ratios to Average Net Assets
Total expenses(e)	1.40%	1.66%	1.74%	1.69%	1.68	%(f)

Total expenses after fees waived and/or reimbursed(e)	1.12%	1.45%	1.60%	1.60%	1.63%

Net investment income (loss)(e)	0.30%	0.28%	0.20%	(0.23)%	1.30%

Supplemental Data
Net assets, end of year (000)	$1,864	$2,332	$1,875	$1,138	$1,446

Portfolio turnover rate	162%	130%	36%	156%	102%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended September 30,

	2018	2017	2016	2015	2014
Investments in underlying funds	—	—	—	0.01%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.67%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio
	Institutional
	Year Ended September 30,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$22.10	$17.87		$16.42	$17.67	$18.22

Net investment loss(a)	(0.11)	(0.05	)(b)	(0.12)	(0.11)	(0.12)
Net realized and unrealized gain	6.63	4.28		2.00	0.77	2.49

Net increase from investment operations	6.52	4.23		1.88	0.66	2.37

Distributions from net realized gain(c)	(0.75)	—		(0.43)	(1.91)	(2.92)

Net asset value, end of year	$27.87	$22.10		$17.87	$16.42	$17.67

Total Return(d)
Based on net asset value	30.34%	23.67%		11.60%	4.37%	14.70%

Ratios to Average Net Assets
Total expenses(e)	0.93%	1.08%		1.11%	1.06%	1.11%

Total expenses after fees waived and/or reimbursed	0.86%	1.08%		1.08%	1.05%	1.10%

Net investment loss	(0.45)%	(0.25	)%(b)	(0.71)%	(0.61)%	(0.68)%

Supplemental Data
Net assets, end of year (000)	$1,063,328	$278,701		$99,759	$84,605	$33,448

Portfolio turnover rate	43%	59%		81%	95%	123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

Year Ended September 30,

	2018	2017	2016	2015	2014
Expense ratios	0.93%	1.07%	1.10%	1.06%	1.08%

See notes to financial statements.

38	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Service
	Year Ended September 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$20.18		$16.35		$15.00		$16.34		$17.05

Net investment loss(a)	(0.17)		(0.12	)(b)	(0.13)		(0.16)		(0.19)
Net realized and unrealized gain	6.04		3.95		1.82		0.71		2.31

Net increase from investment operations	5.87		3.83		1.69		0.55		2.12

Distributions from net realized gain(c)	(0.75)		—		(0.34)		(1.89)		(2.83)

Net asset value, end of year	$25.30		$20.18		$16.35		$15.00		$16.34

Total Return(d)
Based on net asset value	30.03%		23.43%		11.39%		3.94%		14.11%

Ratios to Average Net Assets
Total expenses	1.25	%(e)	1.29%		1.26	%(e)	1.50	%(e)	1.58	%(e)

Total expenses after fees waived and/or reimbursed	1.12%		1.29%		1.25%		1.48%		1.58%

Net investment loss	(0.73)%		(0.67	)%(b)	(0.88)%		(1.00)%		(1.17)%

Supplemental Data
Net assets, end of year (000)	$33,768		$12,718		$1,343		$1,384		$3,838

Portfolio turnover rate	43%		59%		81%		95%		123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	1.25%	N/A	1.24%	1.42%	1.33%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Investor A
	Year Ended September 30,
	2018		2017		2016	2015		2014
Net asset value, beginning of year	$19.30		$15.66		$14.43	$15.78		$16.56

Net investment loss(a)	(0.18)		(0.10	)(b)	(0.15)	(0.14)		(0.16)
Net realized and unrealized gain	5.79		3.74		1.76	0.67		2.24

Net increase from investment operations	5.61		3.64		1.61	0.53		2.08

Distributions from net realized gain(c)	(0.69)		—		(0.38)	(1.88)		(2.86)

Net asset value, end of year	$24.22		$19.30		$15.66	$14.43		$15.78

Total Return(d)
Based on net asset value	29.98%		23.24%		11.29%	4.01%		14.38%

Ratios to Average Net Assets
Total expenses	1.29	%(e)	1.41	%(e)	1.45%	1.43	%(e)	1.48%

Total expenses after fees waived and/or reimbursed	1.19%		1.39%		1.39%	1.39%		1.39%

Net investment loss	(0.82)%		(0.59	)%(b)	(1.02)%	(0.89)%		(1.01)%

Supplemental Data
Net assets, end of year (000)	$801,263		$525,736		$394,544	$350,962		$315,762

Portfolio turnover rate	43%		59%		81%	95%		123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	1.26%	1.39%	N/A	1.43%	N/A

See notes to financial statements.

40	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Investor C
	Year Ended September 30,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$15.36	$12.55		$11.68	$13.16	$14.28

Net investment loss(a)	(0.26)	(0.18	)(b)	(0.20)	(0.21)	(0.23)
Net realized and unrealized gain	4.57	2.99		1.41	0.55	1.88

Net increase from investment operations	4.31	2.81		1.21	0.34	1.65

Distributions from net realized gain(c)	(0.63)	—		(0.34)	(1.82)	(2.77)

Net asset value, end of year	$19.04	$15.36		$12.55	$11.68	$13.16

Total Return(d)
Based on net asset value	29.05%	22.39%		10.48%	3.23%	13.42%

Ratios to Average Net Assets
Total expenses(e)	1.94%	2.11%		2.14%	2.16%	2.17%

Total expenses after fees waived and/or reimbursed	1.88%	2.10%		2.12%	2.16%	2.16%

Net investment loss	(1.49)%	(1.30	)%(b)	(1.75)%	(1.67)%	(1.77)%

Supplemental Data
Net assets, end of year (000)	$164,083	$72,814		$52,723	$44,719	$31,257

Portfolio turnover rate	43%	59%		81%	95%	123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	1.94%	2.10%	2.13%	2.12%	2.16%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Class K
	Year Ended September 30,				Period from 03/28/2016(a) to
	2018		2017		09/30/2016
Net asset value, beginning of period	$22.14		$17.88		$15.57

Net investment loss(b)	(0.07)		(0.03	)(c)	(0.05)
Net realized and unrealized gain	6.62		4.29		2.36

Net increase from investment operations	6.55		4.26		2.31

Distributions from net realized gain(d)	(0.76)		—		—

Net asset value, end of period	$27.93		$22.14		$17.88

Total Return(e)
Based on net asset value	30.46%		23.83%		14.84	%(f)

Ratios to Average Net Assets
Total expenses	0.80	%(g)	0.95%		0.98	%(h)

Total expenses after fees waived and/or reimbursed	0.76%		0.95%		0.97	%(h)

Net investment loss	(0.29)%		(0.17	)%(c)	(0.59	)%(h)

Supplemental Data
Net assets, end of period (000)	$139,138		$4,103		$230

Portfolio turnover rate	43%		59%		81	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

42	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Class R
	Year Ended September 30,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$19.02		$15.47		$14.27	$15.63	$16.44

Net investment loss(a)	(0.22)		(0.14	)(b)	(0.18)	(0.18)	(0.20)
Net realized and unrealized gain	5.69		3.69		1.72	0.68	2.22

Net increase from investment operations	5.47		3.55		1.54	0.50	2.02

Distributions from net realized gain(c)	(0.66)		—		(0.34)	(1.86)	(2.83)

Net asset value, end of year	$23.83		$19.02		$15.47	$14.27	$15.63

Total Return(d)
Based on net asset value	29.63%		22.95%		10.94%	3.79%	14.03%

Ratios to Average Net Assets
Total expenses	1.59	%(e)	1.76%		1.78%	1.73%	1.74	%(e)

Total expenses after fees waived and/or reimbursed	1.43%		1.65%		1.65%	1.65%	1.65%

Net investment loss	(1.05)%		(0.86	)%(b)	(1.28)%	(1.15)%	(1.26)%

Supplemental Data
Net assets, end of year (000)	$22,880		$10,177		$7,646	$7,495	$7,704

Portfolio turnover rate	43%		59%		81%	95%	123%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	1.58%	N/A	N/A	N/A	1.74%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund
	Institutional
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$21.37	$17.94	$17.82	$22.28	$29.86

Net investment income (loss)(a)	0.07	0.07	0.03	0.02	(0.06)
Net realized and unrealized gain	4.48	3.37	1.11	0.49	2.58

Net increase from investment operations	4.55	3.44	1.14	0.51	2.52

Distributions(b)
From net investment income	(0.09)	(0.01)	—	—	—
From net realized gain	(2.18)	—	(1.02)	(4.97)	(10.10)

Total distributions	(2.27)	(0.01)	(1.02)	(4.97)	(10.10)

Net asset value, end of year	$23.65	$21.37	$17.94	$17.82	$22.28

Total Return(c)
Based on net asset value	23.62%	19.18%	6.81%	2.35%	8.90%

Ratios to Average Net Assets
Total expenses	0.82%	0.77%	0.86%	0.82%	0.87	%(d)

Total expenses after fees waived and/or reimbursed	0.50%	0.56%	0.86%	0.82%	0.87%

Net investment income (loss)	0.32%	0.34%	0.20%	0.12%	(0.24)%

Supplemental Data
Net assets, end of year (000)	$502,400	$533,904	$490,215	$503,423	$454,928

Portfolio turnover rate	129%	100%	103%	137%	132%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

44	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Service
	Year Ended September 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$18.46	$15.53	$15.55		$20.05	$27.81

Net investment income (loss)(a)	0.01	0.01	(0.01)		(0.03)	(0.12)
Net realized and unrealized gain	3.81	2.92	0.97		0.43	2.40

Net increase from investment operations	3.82	2.93	0.96		0.40	2.28

Distributions(b)
From net investment income	(0.03)	—	—		—	—
From net realized gain	(2.18)	—	(0.98)		(4.90)	(10.04)

Total distributions	(2.21)	—	(0.98)		(4.90)	(10.04)

Net asset value, end of year	$20.07	$18.46	$15.53		$15.55	$20.05

Total Return(c)
Based on net asset value	23.27%	18.87%	6.57%		2.00%	8.62%

Ratios to Average Net Assets
Total expenses	1.02%	1.04%	1.13	%(d)	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.75%	0.82%	1.13%		1.12%	1.12%

Net investment income (loss)	0.07%	0.07%	(0.07)%		(0.17)%	(0.53)%

Supplemental Data
Net assets, end of year (000)	$15,257	$9,545	$12,054		$19,596	$23,621

Portfolio turnover rate	129%	100%	103%		137%	132%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Investor A
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.97	$14.28	$14.38	$18.91	$26.75

Net investment income (loss)(a)	0.01	0.01	(0.01)	(0.03)	(0.12)
Net realized and unrealized gain	3.47	2.68	0.88	0.41	2.31

Net increase from investment operations	3.48	2.69	0.87	0.38	2.19

Distributions(b)
From net investment income	(0.02)	—	—	—	—
From net realized gain	(2.18)	—	(0.97)	(4.91)	(10.03)

Total distributions	(2.20)	—	(0.97)	(4.91)	(10.03)

Net asset value, end of year	$18.25	$16.97	$14.28	$14.38	$18.91

Total Return(c)
Based on net asset value	23.27%	18.84%	6.57%	2.01%	8.60%

Ratios to Average Net Assets
Total expenses	1.11%	1.07%	1.14%	1.13%	1.15%

Total expenses after fees waived and/or reimbursed	0.75%	0.82%	1.14%	1.13%	1.15%

Net investment income (loss)	0.06%	0.07%	(0.09)%	(0.17)%	(0.56)%

Supplemental Data
Net assets, end of year (000)	$223,619	$198,777	$250,357	$255,692	$282,684

Portfolio turnover rate	129%	100%	103%	137%	132%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

46	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Investor C
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.48	$8.88	$9.37	$13.99	$22.23

Net investment loss(a)	(0.07)	(0.07)	(0.08)	(0.10)	(0.21)
Net realized and unrealized gain	1.98	1.67	0.56	0.30	1.89

Net increase from investment operations	1.91	1.60	0.48	0.20	1.68

Distributions from net realized gain(b)	(2.05)	—	(0.97)	(4.82)	(9.92)

Net asset value, end of year	$10.34	$10.48	$8.88	$9.37	$13.99

Total Return(c)
Based on net asset value	22.36%	18.02%	5.72%	1.19%	7.73%

Ratios to Average Net Assets
Total expenses	1.93%	1.85%	1.95%	1.91%	1.93%

Total expenses after fees waived and/or reimbursed	1.50%	1.57%	1.95%	1.91%	1.93%

Net investment loss	(0.69)%	(0.69)%	(0.90)%	(0.96)%	(1.33)%

Supplemental Data
Net assets, end of year (000)	$35,847	$19,605	$23,689	$28,109	$32,598

Portfolio turnover rate	129%	100%	103%	137%	132%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Class K
	Period from 01/25/2018(a) to 09/30/2018
Net asset value, beginning of period	$20.82

Net investment income(b)	0.05
Net realized and unrealized gain	2.78

Net increase from investment operations	2.83

Net asset value, end of period	$23.65

Total Return(c)
Based on net asset value	13.59	%(d)

Ratios to Average Net Assets
Total expenses	0.67	%(e)(f)

Total expenses after fees waived and/or reimbursed	0.45	%(f)

Net investment income	0.30	%(f)

Supplemental Data
Net assets, end of period (000)	$2,221

Portfolio turnover rate	129	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Offering, board realignment and consolidation and reorganization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses ratio would have been 0.68%.

(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

48	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Class R
	Period from 03/02/2018(a) to 09/30/2018
Net asset value, beginning of period	$15.55

Net investment loss(b)	(0.02)
Net realized and unrealized gain	2.69

Net increase from investment operations	2.67

Net asset value, end of period	$18.22

Total Return(c)
Based on net asset value	17.17	%(d)

Ratios to Average Net Assets
Total expenses	1.38	%(e)(f)

Total expenses after fees waived and/or reimbursed	1.00	%(f)

Net investment loss	(0.20	)%(f)

Supplemental Data
Net assets, end of period (000)	$23,175

Portfolio turnover rate	129	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Offering, board realignment and consolidation and reorganization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses ratio would have been 1.39%.

(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Advantage Small Cap Growth Fund	Advantage Small Cap Growth	Diversified
Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K(a) and Class R Shares(b)	No	No		None
Investor A Shares	Yes	No	(c)	None
Investor C Shares	No	Yes		None

(a)	Class K Shares commenced operations on January 25, 2018 for Advantage Large Cap Growth and Advantage Small Cap Growth.
(b)	Class R Shares commenced operations on March 2, 2018 for Advantage Small Cap Growth.
(c)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, Advantage Large Cap Growth’s and Mid-Cap Growth Equity’s issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”), the Boards of BlackRock Small Cap Growth Fund II (the “Target Fund”) and BlackRock Master Small Cap Growth Portfolio and the Target Fund’s shareholders approved the in-kind liquidation of BlackRock Master Small Cap Growth Portfolio into the Target Fund, followed by the reorganization of the Target Fund into Advantage Small Cap Growth. As a result, Advantage Small Cap Growth acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of Advantage Small Cap Growth shares.

Each shareholder of the Target Fund received shares of Advantage Small Cap Growth with the same class designation and an aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on March 2, 2018.

The reorganization was accomplished by a tax-free exchange of shares of Advantage Small Cap Growth in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage Small Cap Growth’s Share Class	Shares of Advantage Small Cap Growth
Institutional	3,867,557	0.69634503	Institutional	2,693,154
Investor A	4,713,399	0.83917948	Investor A	3,955,388
Investor C	1,423,695	1.12273161	Investor C	1,598,427
Class R	1,681,044	0.75084988	Class R	1,262,212

The Target Fund’s net assets and composition of net assets on March 2, 2018, the valuation date of the reorganization, was as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$149,432,449	$127,508,082	$(696,134)	$22,620,501

For financial reporting purposes, assets received and shares issued by Advantage Small Cap Growth were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage Small Cap Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

50	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The net assets of Advantage Small Cap Growth before the acquisition were $520,081,873. The aggregate net assets of Advantage Small Cap Growth immediately after the acquisition amounted to $669,514,322. The Target Fund’s fair value and cost of investments prior to the reorganization was as follows:

	Fair Value of Investments	Cost of Investments
Target Fund	$148,513,365	$125,892,864

The purpose of this transaction was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on March 5, 2018.

Assuming the acquisitions had been completed on October 1, 2017, the beginning of the fiscal reporting period of Advantage Small Cap Growth, the pro forma results of operations for the year ended September 30, 2018, are as follows:

•	Net investment income: $1,586,829

•	Net realized and change in unrealized gain/loss on investments: $140,556,889

•	Net increase in net assets resulting from operations: $142,143,718

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage Small Cap Growth’s Statement of Operations since March 5, 2018.

Reorganization costs incurred by Advantage Small Cap Growth in connection with the reorganization were expensed by Advantage Small Cap Growth. The Manager reimbursed the Fund $88,500, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

52	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements   (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Large Cap Growth

	Securities Loaned	Cash Collateral	Net
Counterparty	at Value	Received(a)	Amount

National Financial Services LLC	$174,510	$(174,510)	$—

Mid-Cap Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

Citigroup Global Markets, Inc.	$10,511,848	$(10,511,848)	$—
Credit Suisse Securities (USA) LLC	18,739,501	(18,739,501)	—
Goldman Sachs & Co.	23,766,264	(23,766,264)	—
Jefferies LLC	3,607,793	(3,607,793)	—
JP Morgan Securities LLC	1,805,660	(1,805,660)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	13,970,142	(13,970,142)	—
Morgan Stanley & Co. LLC	2,777,460	(2,777,460)	—
National Financial Services LLC	266,220	(266,220)	—
SG Americas Securities LLC	1,310,184	(1,310,184)	—

	$76,755,072	$(76,755,072)	$—

54	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Advantage Small Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

Barclays Capital, Inc.	$104,030	$(104,030)	$—
Citigroup Global Markets, Inc.	17,291,262	(17,291,262)	—
Credit Suisse Securities (USA) LLC	3,470,625	(3,470,625)	—
Deutsche Bank Securities, Inc.	4,610,581	(4,610,581)	—
Goldman Sachs & Co.	3,179,472	(3,179,472)	—
Jefferies LLC	397,802	(397,802)	—
JP Morgan Securities LLC	8,410,731	(8,410,731)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	463,608	(463,608)	—
Morgan Stanley & Co. LLC	395,298	(395,298)	—
National Financial Services LLC	5,494,098	(5,494,098)	—
SG Americas Securities LLC	264,432	(264,432)	—
State Street Bank & Trust Co.	3,365,788	(3,365,788)	—
TD Prime Services LLC	116,440	(116,440)	—

	$47,564,167	$(47,564,167)	$—

(a)

Cash collateral with a value of $180,600, $78,896,194 and $48,921,796 has been received in connection with securities lending agreements for Advantage Large Cap Growth, Mid-Cap Growth Equity and Advantage Small Cap Growth, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements   (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

			Investment Advisory Fee

Average Daily Net Assets	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth

First $1 Billion	0.570%	0.700%	0.450%
$1 Billion — $3 Billion	0.540	0.660	0.420
$3 Billion — $5 Billion	0.510	0.630	0.410
$5 Billion — $10 Billion	0.500	0.610	0.390
Greater than $10 Billion	0.480	0.600	0.380

Prior to March 15, 2018, Mid-Cap Growth Equity paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Investment Advisory Fee

Average Daily Net Assets	Mid-Cap Growth Equity

First $1 Billion	0.800%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.650
Greater than $3 Billion	0.625

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B(a)	Investor C	Class R

Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.75	0.25

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B(a)	Investor C	Class R	Total

Advantage Large Cap Growth	$457	$1,661,564	$883	$478,398	$10,236	$2,151,538
Mid-Cap Growth Equity	56,572	1,608,778	372	1,110,361	74,012	2,850,095
Advantage Small Cap Growth	25,106	463,013	—	277,343	62,860	828,322

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

56	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

For the year ended September 30, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$ 13,543	$37	$132,925	$18	$ 9,568	$56	$409	$156,556
Mid-Cap Growth Equity	115,675	4,526	128,702	7	22,207	10,297	2,960	284,374
Advantage Small Cap Growth	92,559	2,008	37,042	—	5,547	216	2,514	139,886

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Advantage Large Cap Growth	$ —	$—	$ 121	$121
Mid-Cap Growth Equity	350	—	1,960	2,310
Advantage Small Cap Growth	209,792	4	8,018	217,814

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$1,905	$69,119	$654	$2,755	$—	$20	$74,453
Mid-Cap Growth Equity	2,937	119,554	741	5,099	77	319	128,727
Advantage Small Cap Growth	2,228	10,553	—	2,189	—	233	15,203

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

For the year ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$104,061	$ 149	$1,144,670	$3,185	$ 78,530	$ 26	$4,102	$1,334,723
Mid-Cap Growth Equity	685,345	40,571	1,192,135	3,465	131,124	5,572	38,343	2,096,555
Advantage Small Cap Growth	900,973	13,913	437,686	—	83,785	401	30,649	1,467,407

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

Other Fees: For the year ended September 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage Large Cap Growth	$8,729
Mid-Cap Growth Equity	103,665
Advantage Small Cap Growth	11,218

For the year ended September 30, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Large Cap Growth	$ —	$ 427
Mid-Cap Growth Equity	9,138	17,305
Advantage Small Cap Growth	2,540	775

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts waived were as follows:

Advantage Large Cap Growth	$5,609
Mid-Cap Growth Equity	19,906
Advantage Small Cap Growth.	5,231

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2019 for Advantage Large Cap Growth and Advantage Small Cap Growth, and through January 31, 2020 for Mid-Cap Growth Equity. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, there were no fees waived and/or reimbursed by the Manager.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
	Contractual(a)	Contractual(b)	Contractual(b)
Institutional	0.62%	0.80%	0.50%
Service	0.87	1.05	0.75
Investor A	0.87	1.05	0.75
Investor C	1.62	1.80	1.50
Class K	0.57(c)	0.75	0.45(c)
Class R	1.12(d)	1.30	1.00(e)

(a)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2019 or January 31, 2028 with respect to Class R Shares, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

(b)

The Manager has agreed not to reduce or discontinue these contractual expenses limitations through January 31, 2020 for Mid-Cap Growth Equity, and through January 31, 2019, for Advantage Small Cap Growth, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

(c)	Effective January 25, 2018, implemented contractual cap upon commencement through January 31, 2019.
(d)	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.
(e)	There were no shares outstanding prior to March 2, 2018.

Prior to March 15, 2018, the expense limitations as a percentage of average daily net assets for Mid-Cap Growth Equity were as follows:

Mid-Cap Growth Equity
Contractual
Institutional	1.11%
Service	1.58
Investor A	1.39
Investor C	2.16
Class K	1.01
Class R	1.65

For the year ended September 30, 2018, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Advantage Large Cap Growth	$718,605
Mid-Cap Growth Equity	49,873
Advantage Small Cap Growth	838,627

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2018, class specific expense waivers are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$13,543	$ 36	$132,926	$18	$ 9,568	$ 56	$ 409	$156,556
Mid-Cap Growth Equity	81,549	2,955	77,002	7	14,261	9,125	2,243	187,142
Advantage Small Cap Growth	92,560	2,008	36,830	—	5,508	216	2,515	139,637

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$ 79,252	$ 89	$902,474	$3,183	$62,216	$ 26	$ 3,381	$1,050,621
Mid-Cap Growth Equity	280,569	25,291	560,696	3,362	45,624	5,142	19,801	940,485
Advantage Small Cap Growth	740,614	10,216	369,851	—	72,637	401	24,279	1,217,998

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

58	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts reimbursed for Advantage Large Cap Growth, Mid-Cap Growth Equity and Advantage Small Cap Growth were $25,628, $62,309 and $46,248, respectively.

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

The Manager reimbursed Advantage Small Cap Growth $88,500 for reorganization costs.

For the year ended September 30, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

	Fund Level	Institutional	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Growth Equity	$10,050	$1,236	$193,927	$683	$4	$615	$206,515

On September 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020
Advantage Large Cap Growth
Fund Level	$279,221	$718,605
Institutional	76,078	92,795
Service	88	125
Investor A	538,512	1,035,400
Investor C	83,866	71,784
Class K	—	82
Class R	3,297	3,790
Mid-Cap Growth Equity
Fund Level	—	49,873
Institutional	—	362,118
Service	—	28,246
Investor A	85,403	637,698
Investor C	—	59,885
Class K	—	14,267
Class R	8,909	22,044
Advantage Small Cap Growth
Fund Level	442,467	838,627
Institutional	774,512	833,174
Service	16,209	12,224
Investor A	380,309	406,681
Investor C	46,398	78,145
Class K	—	617
Class R	—	26,794

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2018:

Advantage Large Cap Growth
Fund Level	$56,474
Institutional	61,259
Investor A	387,264
Investor C	61,456
Class R	1,231
Mid-Cap Growth Equity
Investor A	10,903
Class R	8,966

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 26, 2018, each Fund had a different securities lending arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Growth	$1,939
Mid-Cap Growth Equity	74,484
Advantage Small Cap Growth	144,376

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended September 30, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Purchases	$1,512,104,761	$1,528,257,463	$ 889,583,586
Sales	1,259,402,586	598,356,726	1,141,119,582

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

60	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the foreign currency transactions, a net operating loss, non-deductible expenses and the use of equalization were reclassified to the following accounts:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Paid-in capital	$(35,370)	$ —	$ 3,176,269
Undistributed net investment income (accumulated net investment loss)	26,031	5,186,803	38,765
Accumulated net realized gain	9,339	(5,186,803)	(3,215,034)

The tax character of distributions paid was as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Ordinary income
09/30/18	$4,859,696	$5,102,842	$6,456,557
09/30/17	$2,199,518	$—	$249,712
Long-term capital gains
09/30/18	43,139,615	29,370,949	70,940,019
09/30/17	—	—	—

Total
09/30/18	$47,999,311	$34,473,791	$77,396,576

09/30/17	$2,199,518	$—	$249,712

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Undistributed ordinary income	$50,356,625	$40,022,297	$52,569,210
Undistributed long-term capital gains	9,066,285	$55,942,872	$76,412,110
Net unrealized gains(a)	150,829,278	493,920,640	139,038,449

	$210,252,188	$589,885,809	$268,019,769

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Tax cost	$707,728,213	$1,801,236,550	$713,768,840

Gross unrealized appreciation	$158,758,014	$514,918,114	$164,195,532
Gross unrealized depreciation	(7,935,145)	(21,220,108)	(25,338,025)

Net unrealized appreciation	$150,822,869	$493,698,006	$138,857,507

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Funds did not borrow under the credit agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements   (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Advantage Large Cap Growth and Mid-Cap Growth Equity invested a significant portion of their assets in securities in the information technology sector and Advantage Small Cap Growth invested a significant portion of its assets in securities in the healthcare sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

62	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/18		Year Ended 09/30/17
Advantage Large Cap Growth	Shares	Amount	Shares	Amount

Institutional
Shares sold	3,601,409	$56,894,145	879,740	$12,174,565
Shares issued in reinvestment of distributions	255,779	3,811,099	23,677	306,376
Shares redeemed	(2,077,371)	(33,173,476)	(1,533,404)	(21,155,968)

Net increase (decrease)	1,779,817	$27,531,768	(629,987)	$(8,675,027)

Service
Shares sold	1,442	$22,529	2,950	$41,437
Shares issued in reinvestment of distributions	790	11,594	54	692
Shares redeemed	(5,764)	(92,467)	(187)	(2,610)

Net increase (decrease)	(3,532)	$(58,344)	2,817	$39,519

Investor A
Shares issued from conversion(a)	25,487	$372,621	—	$—
Shares sold and automatic conversion of shares	25,326,040	382,314,969	1,726,124	23,370,203
Shares issued in reinvestment of distributions	2,812,294	40,187,674	145,063	1,805,996
Shares redeemed	(9,532,359)	(146,966,634)	(5,108,249)	(67,429,754)

Net increase (decrease)	18,631,462	$275,908,630	(3,237,062)	$(42,253,555)

Investor B
Shares sold	—	$—	410	$4,215
Shares issued in reinvestment of distributions	1,864	23,163	—	—
Shares converted(a)	(29,387)	(372,621)	—	—
Shares redeemed and automatic conversion of shares	(769)	(10,047)	(137,985)	(1,574,190)

Net decrease	(28,292)	$(359,505)	(137,575)	$(1,569,975)

Investor C
Shares sold	226,432	$2,397,773	129,448	$1,490,335
Shares issued in reinvestment of distributions	200,984	3,019,063	—	—
Shares redeemed	(814,678)	(10,761,745)	(2,637,751)	(30,475,004)

Net decrease	(387,262)	$(5,344,909)	(2,508,303)	$(28,984,669)

	Period from 01/25/18(b) to 09/30/18
Class K
Shares sold	34,044	$555,945

Net increase	34,044	$555,945

	Year Ended 09/30/18
Class R
Shares sold	24,765	$398,186	25,842	$341,088
Shares issued in reinvestment of distributions	6,947	102,816	447	5,742
Shares redeemed	(81,737)	(1,321,049)	(24,845)	(347,803)

Net increase (decrease)	(50,025)	$(820,047)	1,444	$(973)

Total Net Increase (Decrease)	19,976,212	$297,413,538	(6,508,666)	$(81,444,680)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.
(b)	Commencement of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

	Year Ended 09/30/18		Year Ended 09/30/17
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount

Institutional
Shares sold	31,599,757	$793,697,302	10,090,890	$205,503,064
Shares issued in reinvestment of distributions	475,089	10,565,979	—	—
Shares redeemed	(6,536,298)	(162,975,834)	(3,061,239)	(58,532,288)

Net increase	25,538,548	$641,287,447	7,029,651	$146,970,776

Service
Shares sold	914,203	$20,382,806	634,738	$12,472,284
Shares issued in reinvestment of distributions	29,088	588,451	—	—
Shares redeemed	(239,035)	(5,358,089)	(86,652)	(1,551,642)

Net increase	704,256	$15,613,168	548,086	$10,920,642

Investor A
Shares issued from conversion(a)	7,908	$155,723	—	$—
Shares sold and automatic conversion of shares	10,722,312	232,664,964	7,474,183	132,324,408
Shares issued in reinvestment of distributions	967,678	18,743,908	—	—
Shares redeemed	(5,852,082)	(125,006,657)	(5,432,950)	(91,785,885)

Net increase	5,845,816	$126,557,938	2,041,233	$40,538,523

Investor B
Shares issued in reinvestment of distributions	369	$5,708	243	$3,027
Shares converted(a)	(9,900)	(155,723)	—	—
Shares redeemed and automatic conversion of shares	(106)	(1,686)	(83,580)	(1,114,569)

Net decrease	(9,637)	$(151,701)	(83,337)	$(1,111,542)

Investor C
Shares sold	4,581,287	$78,834,775	1,947,491	$27,384,557
Shares issued in reinvestment of distributions	209,966	3,214,573	—	—
Shares redeemed	(914,709)	(15,671,858)	(1,407,758)	(19,168,770)

Net increase	3,876,544	$66,377,490	539,733	$8,215,787

Class K
Shares sold	5,188,963	$131,749,703	184,225	$3,724,728
Shares issued in reinvestment of distributions	11,156	248,432	—	—
Shares redeemed	(403,546)	(10,564,657)	(11,722)	(249,069)

Net increase	4,796,573	$121,433,478	172,503	$3,475,659

Class R
Shares sold	640,978	$13,936,491	272,304	$4,767,741
Shares issued in reinvestment of distributions	21,280	406,455	—	—
Shares redeemed	(237,240)	(5,063,184)	(231,492)	(3,974,710)

Net increase	425,018	$9,279,762	40,812	$793,031

Total Net Increase	41,177,118	$980,397,582	10,288,681	$209,802,876

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

64	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 09/30/18		Year Ended 09/30/17
Advantage Small Cap Growth	Shares	Amount	Shares	Amount

Institutional
Shares issued in the reorganization(a)	2,693,154	$54,175,322	—	$—
Shares sold	7,459,845	159,591,602	6,952,099	134,761,996
Shares issued in reinvestment of distributions	2,686,146	52,138,094	12,627	240,545
Shares redeemed	(16,578,752)	(339,426,024)	(9,300,975)	(178,683,393)

Net decrease	(3,739,607)	$(73,521,006)	(2,336,249)	$(43,680,852)

Service
Shares sold	507,817	$9,064,845	116,437	$1,951,684
Shares issued in reinvestment of distributions	67,208	1,109,597	—	—
Shares redeemed	(331,998)	(5,711,164)	(375,484)	(6,084,161)

Net increase (decrease)	243,027	$4,463,278	(259,047)	$(4,132,477)

Investor A
Shares issued in the reorganization(a)	3,955,388	$61,496,207	—	$—
Shares sold	2,782,360	47,352,230	4,237,862	66,022,775
Shares issued in reinvestment of distributions	1,214,293	18,226,535	—	—
Shares redeemed	(7,414,658)	(124,130,577)	(10,057,246)	(150,425,776)

Net increase (decrease)	537,383	$2,944,395	(5,819,384)	$(84,403,001)

Investor C
Shares issued in the reorganization(a)	1,598,427	$14,136,701	—	$—
Shares sold	398,594	3,853,849	257,946	2,465,483
Shares issued in reinvestment of distributions	427,457	3,654,759	—	—
Shares redeemed	(828,059)	(7,832,496)	(1,053,826)	(10,108,683)

Net increase (decrease)	1,596,419	$13,812,813	(795,880)	$(7,643,200)

	Period from 01/25/18(b) to 09/30/18
Class K
Shares sold	101,265	$2,100,912
Shares redeemed	(7,382)	(165,454)

Net increase	93,883	$1,935,458

	Period from 03/02/18(b) to 09/30/18
Class R
Shares issued in the reorganization(a)	1,262,212	$19,624,219
Shares sold	319,633	5,418,768
Shares redeemed	(310,187)	(5,296,947)

Net increase	1,271,658	$19,746,040

Total Net Increase (Decrease)	2,763	$(30,619,022)	(9,210,560)	$(139,859,530)

(a)	See Note 1 regarding the reorganization.
(b)	Commencement of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

As of September 30, 2018, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Shares	Advantage Large Cap Growth	Advantage Small Cap Growth
Class K	12,217	9,606

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

66	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Growth Fund, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Advantage Small Cap Growth Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Large Cap Growth Fund, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Advantage Small Cap Growth Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. For BlackRock Advantage Large Cap Growth Fund, the presented statement of changes in net assets for the year ended September 30, 2017 and the financial highlights for each of the four years in the period ended September 30, 2017 were consolidated. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended September 30, 2018, the following information is provided with respect to the distributions paid by the Funds:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth(b)

Qualified Dividend Income for Individuals(a)	83.27%	89.97%	47.86%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	82.74	85.89	46.96
Long-term capital gains distributed to shareholders of record on December 1, 2017	$0.839029	$0.598825	$2.053059

(a)	The Funds hereby designate the percentage indicated above with respect to ordinary income distributions paid or the maximum amount allowable by law.
(b)	The Fund hereby reports $3,215,034 of long-term capital gains for the fiscal year end September 30, 2017.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M A N D I M P O R T A N T T A X I N F O R M A T I O N	67

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage Large Cap Growth Fund (“Advantage Large Cap Growth Fund”), BlackRock Advantage Small Cap Growth Fund (“Advantage Small Cap Growth Fund”) and BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio,” and together with Advantage Large Cap Growth Fund and Advantage Small Cap Growth Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

68	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, Mid-Cap Growth Equity Portfolio ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Advantage Large Cap Growth Fund ranked in the fourth, third and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board noted that effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Flexible Equity Fund to BlackRock Advantage Large Cap Growth Fund. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	69

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that for the one-, three- and five-year periods reported, Advantage Small Cap Growth Fund ranked in the fourth, fourth and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board was informed that, among other things, underperformance during the one-year period was driven by stock specific events that ran contrary to the portfolio positioning. Underperformance during the three- and five-year periods was driven by the steep decline in oil prices in the fourth quarter of 2014 and the significant drop in firms with both direct and indirect exposure to shale gas and crude oil. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Advantage Large Cap Growth Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Fund’s investment strategy, BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 12, 2017. The Board also noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule in connection with the changes to the Fund’s investment strategy. This adjustment was implemented on June 12, 2017.

The Board noted that Advantage Small Cap Growth Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on March 15, 2018. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on March 15, 2018.

70	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	71

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc torships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	28 RICs consisting of 140 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 140 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	28 RICs consisting of 140 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 140 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 140 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 140 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 140 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	28 RICs consisting of 140 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 140 Portfolios	None

72	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc torships Held During Past Five Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 140 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	28 RICs consisting of 140 Portfolios	None
Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc torships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 308 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	73

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

74	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	75

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

76	2 0 1 8 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-9/18-AR

SEPTEMBER 30, 2018

ANNUAL REPORT

BlackRock FundsSM

▶	BlackRock Advantage International Fund

▶	BlackRock Health Sciences Opportunities Portfolio

▶	BlackRock High Equity Income Fund

▶	BlackRock International Dividend Fund

▶	BlackRock Technology Opportunities Fund

Not FDIC Insured ∎ May Lose Value ∎ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito President, BlackRock Advisors, LLC Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2018	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed its benchmark, the MSCI EAFE® Index.

What factors influenced performance?

Among the primary detractors from the Fund’s performance was its overweight position in Europe, particularly among preferred European cyclical stocks in the industrial sector. The Fund’s quality-inspired stock selection in the real estate sector also weighed on performance. Stock selection overall was weak, especially across the value composite, but performance was nevertheless better than the generic value risk factor, which struggled during the period. Among the signals that the Fund tracked, the news sentiment signal detracted the most from performance.

The main driver contributing to performance came from the Fund’s macro-thematic insights. Industry positioning was also strong, especially as the Fund tended to avoid the more macro-economically sensitive European banks. The Fund’s sentiment-driven overweight position in information technology services was additive as well. Stock selection was strongest in the materials sector, with the quality-inspired position in a Finnish paper and forest company standing out. Among signals, advanced text-scraping signals that measure broker and company executive sentiment were top contributors to performance.

Describe recent portfolio activity.

During the period, the Fund maintained a balanced allocation of risk across all major drivers of return. However, there were three new stock selection insights that were added. These included an insight capturing consumer purchasing trends, as well as two new ways to screen for stocks trading at attractive valuations by focusing on the activity of informed market participants and the growing impact of exchange-traded funds on individual security pricing.

Describe portfolio positioning at period end.

Relative to the MSCI EAFE® Index, the Fund ended the period with an overweight position to Europe, driven by insights focused on relative policy accommodation and economic data and designed to outperform if the historic spread in performance between U.S. equities and the rest of the world reverses itself in the near future. Underweight positions to the financials and materials sectors should provide reprieve if adverse Chinese macro-economic trends worsen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%	3%
Roche Holding AG	2
SAP SE	2
L’Oreal SA	1
Allianz SE, Registered Shares	1
Deutsche Telekom AG, Registered Shares	1
Novo Nordisk A/S, Class B	1
HSBC Holdings PLC	1
Sumitomo Mitsui Financial Group, Inc.	1
Diageo PLC	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

Japan	23%
United Kingdom	13
Germany	11
France	10
Switzerland	7
Netherlands	6
Australia	6
Sweden	4
United States	3
Italy	3
Spain	3
Denmark	2
Hong Kong	2
Norway	2
Finland	2
Austria	1
Belgium	1
Singapore	1
Other Assets Less Liabilities(a)	—
(a)	Less than 1%

4	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Advantage International Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Global Opportunities Portfolio.

(c)

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 924 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.22)%	1.94%	N/A	5.94%	N/A	6.43%	N/A
Investor A	(1.29)	1.68	(3.66)%	5.65	4.51%	6.14	5.57%
Investor C	(1.71)	0.94	(0.06)	4.82	4.82	5.32	5.32
Class K	(1.17)	2.00	N/A	5.95	N/A	6.44	N/A
Class R	(1.41)	1.44	N/A	5.29	N/A	5.76	N/A
MSCI EAFE® Index	0.10	2.74	N/A	4.42	N/A	5.38	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock Global Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$987.80	$3.22	$1,000.00	$1,022.10	$3.28	0.64%
Investor A	1,000.00	987.10	4.48	1,000.00	1,020.83	4.56	0.89
Investor C	1,000.00	982.90	8.24	1,000.00	1,017.03	8.39	1.64
Class K	1,000.00	988.30	2.96	1,000.00	1,022.36	3.01	0.59
Class R	1,000.00	985.90	5.74	1,000.00	1,019.56	5.84	1.14

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2018	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund outperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

Health care stocks delivered a robust gain in the period, as investors were attracted to the combination of the sector’s strong earnings growth, compelling valuations, and defensive qualities. The Fund outpaced the broader sector due to its positive results in the health care providers & services, biotechnology and pharmaceuticals sub-sectors. Conversely, stock selection in the medical devices & supplies sub-sector detracted.

Individual stock selection was the key driver of the Fund’s outperformance. An out-of-benchmark position in Sarepta Therapeutics Inc., an orphan-drug biotechnology company that consistently beat analysts’ earnings expectations, was the largest contributor to relative performance. An underweight position in Celgene Corp. also contributed results, as the stock lagged due to investor concerns about an upcoming patent expiration. In the pharmaceuticals subsector, the Fund benefited from its large underweight in Johnson & Johnson. The stock sold off in early 2018 after the company was forced to abandon an Alzheimer’s drug trial, causing it to lag the index.

Tesaro, Inc., a pharmaceutical company whose stock declined on concerns about rising competition, was the largest detractor from relative performance. The Fund was also hurt by its underweight position in Illumina, Inc., which rallied after management raised its 2018 guidance in its second quarter earnings report. An out-of-benchmark position in the French pharmaceuticals company Sanofi SA, which sold off earlier in the year due to weak financial results, was an additional detractor of note.

Describe recent portfolio activity.

The Fund increased its allocations to the pharmaceuticals and medical devices & supplies subsectors during the annual period, while it decreased its weightings in biotechnology and health care providers & services.

Describe portfolio positioning at period end.

The investment adviser believes the health care sector continues to feature longer-term, secular growth drivers including innovations in medical technology and the aging global population. The investment adviser also sees compelling diversification characteristics in the sector given its limited reliance on economic growth and low sensitivity to headlines regarding trade policy. The investment adviser maintains the sector remains attractive on a valuation basis versus the broader equity market, with a relative price-to-earnings ratio below the historical average.

Medical devices & supplies was the Fund’s largest sub-sector overweight at the end of the period, followed by healthcare providers & services. The Fund was underweight the pharmaceuticals and biotechnology sub-sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
UnitedHealth Group, Inc.	8%
Pfizer, Inc.	6
Abbott Laboratories	5
Medtronic PLC	4
Boston Scientific Corp.	4
SL Liquidity Series, LLC, Money Market Series, 2.26%(a)	3
Merck & Co., Inc.	3
Bristol-Myers Squibb Co.	3
Anthem, Inc.	3
Stryker Corp.	2
(a) Security was purchased with the cash collateral from loaned securities.

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Health Care Equipment & Supplies	26%
Pharmaceuticals	26
Health Care Providers & Services	21
Biotechnology	19
Life Sciences Tools & Services	4
Health Care Technology	1
Diversified Consumer Services	1
Short-Term Securities	5
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Health Sciences Opportunities Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	20.39%	22.47%	N/A	17.18%	N/A	15.99%	N/A
Service	20.20	22.10	N/A	16.85	N/A	15.64	N/A
Investor A	20.22	22.13	15.71%	16.86	15.60%	15.65	15.02%
Investor C	19.76	21.22	20.22	16.01	16.01	14.81	14.81
Class K	20.45	22.58	N/A	17.07	N/A	15.75	N/A
Class R	20.01	21.75	N/A	16.49	N/A	15.30	N/A
Russell 3000® Health Care Index	18.68	20.21	N/A	15.76	N/A	14.80	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,203.90	$4.79	$1,000.00	$1,020.99	$4.39	0.86%
Service	1,000.00	1,202.00	6.50	1,000.00	1,019.44	5.96	1.17
Investor A	1,000.00	1,202.20	6.35	1,000.00	1,019.58	5.82	1.14
Investor C	1,000.00	1,197.60	10.35	1,000.00	1,015.93	9.49	1.86
Class K	1,000.00	1,204.50	4.23	1,000.00	1,021.50	3.88	0.76
Class R	1,000.00	1,200.10	8.10	1,000.00	1,017.98	7.43	1.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2018	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed its benchmark, the Fund’s the Russell 1000® Value Index.

What factors influenced performance?

The Fund’s stock selection and allocation decisions in the financials sector were the largest detractor from relative performance. Within the sector, underweight exposure to diversified financial services firms and stock selection among insurance companies proved detrimental. Additionally, stock selection in industrials detracted from relative returns, despite the fact that the Fund’s underweight exposure to industrials was beneficial. Among industrials, stock selection in the aerospace & defense and professional services industries was responsible for the majority of the sector’s contribution to the Fund’s underperformance. In telecommunications services (“telecom”), stock selection in the diversified telecom services industry negatively affected relative returns, as the Fund’s exposure to companies that were not in the benchmark proved costly. Lastly, underweight exposure to the energy sector detracted from relative performance during the period.

The Fund’s stock selection in the information technology (“IT”) sector was the largest contributor to relative performance during the period. Notably, stock selection in the software; semiconductors & semiconductor equipment; and technology hardware, storage & peripherals industry groups proved beneficial. Furthermore, stock selection in the utilities sector added to relative performance, with positions in the electric utilities industry providing the most significant positive impact. In consumer staples, the Fund’s underweight exposure added to relative performance, as did stock selection in the beverages and household products industries. Lastly, stock selection and underweight exposure to real estate, as well as underweight exposure to the consumer discretionary sector, contributed positively.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to the health care sector and added to holdings within the telecom and consumer discretionary sectors. The Fund reduced exposure to the financials, IT, and real estate sectors.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, health care, and energy sectors. Relative to the benchmark, the Fund’s largest overweight positions were in telecom and utilities, while the largest relative underweights position were in the financials and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Wells Fargo & Co.	4%
Pfizer, Inc.	4
AstraZeneca PLC	3
BP PLC	3
JPMorgan Chase & Co.	3
Verizon Communications, Inc.	2
MetLife, Inc.	2
FirstEnergy Corp.	2
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%	2
Merck & Co., Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	24%
Health Care	16
Energy	15
Information Technology	10
Utilities	8
Telecommunication Services	7
Consumer Staples	7
Industrials	5
Consumer Discretionary	4
Materials	2
Real Estate	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock High Equity Income Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings, for investment purposes in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)

The Russell 1000® Value Index is an unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.79%	7.81%	N/A	9.94%	N/A	10.59%	N/A
Service	6.62	7.54	N/A	9.56	N/A	10.15	N/A
Investor A	6.63	7.58	1.92%	9.57	8.40%	10.14	9.54%
Investor C	6.22	6.75	5.75	8.75	8.75	9.32	9.32
Russell 1000® Value Index	6.95	9.45	N/A	10.72	N/A	9.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings, for investment purposes in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,067.90	$4.44	$1,000.00	$1,021.05	$4.34	0.85%
Service	1,000.00	1,066.20	5.74	1,000.00	1,019.78	5.61	1.10
Investor A	1,000.00	1,066.30	5.74	1,000.00	1,019.79	5.61	1.10
Investor C	1,000.00	1,062.20	9.65	1,000.00	1,015.99	9.43	1.85

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Fund Summary as of September 30, 2018	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

Stock selection within the consumer staples and industrials sectors were the largest detractors from relative performance. The Fund’s lack of positions in the energy sector also detracted from returns, given the sector’s overall strength during the period. Among individual stock names, U.K. tobacco companies British American Tobacco PLC and Imperial Brands PLC were among the top detractors from performance, along with Belgian mail and parcel delivery specialist bpost SA.

The largest contributor to relative performance was stock selection in the information technology and telecommunications sectors. The Fund’s underweight position in financials also contributed to relative returns because of the sector’s overall weakness during the period. Among individual names, U.S. software developer Microsoft Corp., U.K. pharmaceutical company AstraZeneca PLC, and semiconductor-equipment manufacturer Taiwan Semiconductor Manufacturing Co. Ltd. were the top contributors to performance.

Describe recent portfolio activity.

During the period, the Fund reduced its significantly overweight exposure to consumer staples, due largely to reductions in the size of positions in tobacco stocks. The Fund also added two new banks, DBS Group Holdings Ltd. and United Overseas Bank Ltd., although making its position in financials less underweight than before. The addition of electrical equipment provider Schneider Electric increased the Fund’s overweight exposure to industrials.

Describe portfolio positioning at period end.

The Fund focuses on high-quality dividend-paying companies and at period end looked very different from its benchmark, the MSCI ACWI ex-U.S., in terms of portfolio positioning. The Fund ended the period with significant absolute and relative exposure to consumer staples and health care, particularly in the tobacco and pharmaceuticals industries. The Fund had no exposure to energy, real estate or utilities. From a regional perspective, the Fund had significant exposure to Europe ex-U.K., as well as the United Kingdom and Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Novartis AG, Registered Shares	6%
TELUS Corp.	5
Rogers Communications, Inc., Class B	5
Kone OYJ, Class B	5
Nestle SA, Registered Shares	5
Unilever PLC	5
Sanofi	4
Imperial Brands PLC	4
Amcor Ltd.	4
Deutsche Post AG, Registered Shares	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	23%
Switzerland	12
Canada	10
Australia	8
France	7
Finland	5
Singapore	5
United States	5
Germany	4
Taiwan	4
Netherlands	4
China	3
Sweden	2
India	2
Denmark	2
Japan	2
Belgium	1
Other Assets Less Liabilities	1

10	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock International Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.01%	(2.67)%	N/A	1.53%	N/A	4.19%	N/A
Service	(0.12)	(2.90)	N/A	1.24	N/A	3.83	N/A
Investor A	(0.12)	(2.89)	(7.99)%	1.23	0.15%	3.90	3.34%
Investor C	(0.48)	(3.63)	(4.55)	0.48	0.48	3.11	3.11
Class K	0.03	(2.61)	N/A	1.54	N/A	4.20	N/A
MSCI ACWI ex-U.S.	(1.93)	1.76	N/A	4.12	N/A	5.18	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,000.10	$4.28	$1,000.00	$1,021.06	$4.33	0.85%
Service	1,000.00	998.80	5.55	1,000.00	1,019.79	5.60	1.09
Investor A	1,000.00	998.80	5.55	1,000.00	1,019.79	5.61	1.10
Investor C	1,000.00	995.20	9.33	1,000.00	1,015.99	9.43	1.85
Class K	1,000.00	1,000.30	4.02	1,000.00	1,021.32	4.06	0.79

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of September 30, 2018	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

On September 28, 2017, the Board of Trustees of BlackRock FundsSM (the “Board”) approved a proposal to change the name of BlackRock Science & Technology Opportunities Portfolio to BlackRock Technology Opportunities Fund. The Board also approved certain changes to the Fund’s investment strategies and the investment adviser has determined to change the benchmark indices against which the Fund compares its performance. These changes became effective on December 30, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund outperformed its new benchmark, the MSCI All-Country World Information Technology Index as well as its former benchmark, the MSCI World Information Technology Index.

What factors influenced performance?

Stock selection was the primary contributor to relative performance. In particular, the Fund’s position in online retailer Amazon.com, Inc., which is not included in the benchmark, was the largest individual contributor, as strong sales in e-commerce and cloud services drove it consistently to surpass earnings expectations. The Fund’s overweight position in financial technology company Square, Inc. was the next biggest individual contributor. The company consistently topped expectations among stock analysts, and its growing portfolio of financial solutions has diversified its sources of revenue. Finally, the Fund’s underweight position to social media company Facebook Inc. was the third-largest contributor to relative performance, as the stock declined considerably following weaker earnings and multiple data breaches during the period.

The largest detractor from relative performance was the Fund’s underweight position in Apple Inc., which became the first company to reach a $1 trillion valuation after surpassing earnings expectations. The Fund’s underweight position in Microsoft Corp. was the next largest detractor, due to similarly strong financial performance. Lastly, the Fund’s position in electric car manufacturer Tesla, Inc., which is not included in the benchmark, was a detractor from performance. Tesla’s stock fell following several negative news stories about CEO Elon Musk.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to software and services companies. The Fund reduced its exposure to semiconductors, hardware, internet and gaming companies.

Describe portfolio positioning at period end.

At the end of the period, the Fund had the largest sub-sector exposure in software, as the investment adviser believes that this area has the best prospects for secular organic growth driven by innovation primarily in four main themes: artificial intelligence, cloud computing, the Internet of Things, and development of electronic and autonomous vehicles. The Fund also had a significant out-of-benchmark exposure to the internet & direct marketing retail industry, due primarily to its position in Amazon.com, Inc. The Fund’s biggest underweight position was in hardware, as the investment adviser maintains that there are better opportunities for growth elsewhere.

The Fund held a cash position greater than 5% at the end of the period, reflecting the investment adviser’s view that new initial public offerings and other investment opportunities are likely to be available in the near future. The elevated cash balance gives the Fund flexibility to deploy capital when new opportunities with better risk-reward profiles appear, letting the Fund enter these positions in a more efficient and timely manner. The cash position detracted somewhat from relative performance during the period, as the technology sector delivered strong positive returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

SL Liquidity Series, LLC, Money Market Series, 2.26%(a)	8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%	7
Amazon.com, Inc.	4
Microsoft Corp.	4
Apple Inc.	4
Alphabet, Inc., Class A	4
Tencent Holdings Ltd.	3
Alibaba Group Holding Ltd. - ADR	2
salesforce.com, Inc.	2
Square, Inc., Class A	2
(a)	Security was purchased with the cash collateral from loaned securities.

INDUSTRY ALLOCATION

Industry	Percent of Net Assets

Software	27%
Internet Software & Services	24
IT Services	11
Semiconductors & Semiconductor Equipment	11
Internet & Direct Marketing Retail	7
Technology Hardware, Storage & Peripherals	4
Electronic Equipment, Instruments & Components	2
Wireless Telecommunication Services	1
Health Care Technology	1
Automobiles	1
Household Durables	1
Diversified Consumer Services	1
Equity Real Estate Investment Trusts (REITs)	1
Multiline Retail	1
Auto Components	1
Short-Term Securities	15
Liabilities in Excess of Other Assets	(9)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

12	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Technology Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)	An index that measures the performance of the technology sector in developed equity markets.
(d)	An index that measures the performance of the technology sector in developed and emerging equity markets.

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns (a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge
Institutional	15.20%	34.02%	N/A	23.14%	N/A	17.42%	N/A
Service	15.04	33.74	N/A	22.86	N/A	17.13	N/A
Investor A	15.05	33.70	26.68%	22.78	21.46%	17.01	16.39%
Investor C	14.59	32.68	31.68	21.80	21.80	16.05	16.05
Class R	14.91	33.35	N/A	22.44	N/A	16.71	N/A
MSCI All-Country World Information Technology Index	10.14	22.84	N/A	19.05	N/A	14.77	N/A
MSCI World Information Technology Index	14.44	28.19	N/A	19.91	N/A	14.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,152.00	$ 5.00	$1,000.00	$1,020.70	$4.69	0.92%
Service	1,000.00	1,150.40	6.35	1,000.00	1,019.44	5.96	1.17
Investor A	1,000.00	1,150.50	6.36	1,000.00	1,019.43	5.97	1.17
Investor C	1,000.00	1,145.90	10.42	1,000.00	1,015.63	9.79	1.92
Class R	1,000.00	1,149.10	7.72	1,000.00	1,018.16	7.25	1.42

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See	“Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	13

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock Advantage International Fund, BlackRock Health Sciences Opportunities Portfolio and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s and BlackRock International Dividend Fund’s Class K Shares performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the June 8, 2016 inception date is that of Investor A Shares. The performance of each Fund’s Class K Shares performance would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Class K shares, Institutional Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares (for all Funds except BlackRock Advantage International Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, the Funds’ issued and outstanding Investor B Shares of BlackRock Health Sciences Opportunities Portfolio, BlackRock High Equity Income Fund and BlackRock International Dividend Fund converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares (for BlackRock Advantage International Fund, BlackRock Health Science Opportunities Portfolio and BlackRock Technology Opportunities Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to BlackRock Advantage International Fund’s Class R Shares inception date of September 12, 2011, performance shown is that of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to BlackRock Health Sciences Opportunities Portfolio’s Class R Shares inception date of September 12, 2011, performance shown is that of Investor A Shares and was restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of certain Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018, except with respect to BlackRock Advantage International Fund’s and BlackRock International Dividend Fund’s Class K Shares, which are based on a hypothetical investment of $1,000 invested on January 25, 2018 (commencement of operations) and held through March 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

F U N D S U M M A R Y	15

Schedule of Investments September 30, 2018	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.9%

Australia — 5.6%
Altium Ltd.	2,503	$49,429
Ansell Ltd.	2,008	36,628
Aristocrat Leisure Ltd.	296,452	6,088,234
ASX Ltd.	6,736	309,836
Australia & New Zealand Banking Group Ltd.	13,344	271,640
BHP Billiton Ltd.	275,218	6,855,943
BHP Billiton PLC	77,446	1,690,004
BlueScope Steel Ltd.	150,500	1,845,848
carsales.com Ltd.	1,383	14,454
CIMIC Group Ltd.	44,303	1,644,318
Computershare Ltd.	39,910	574,753
Crown Resorts Ltd.	23,024	227,701
CSL Ltd.	22,633	3,288,569
CSR Ltd.	41,017	111,741
Ensogo Ltd. (a)(b)	122,284	1
Flight Centre Travel Group Ltd.	2,735	105,029
Iluka Resources Ltd.	87,307	627,356
Macquarie Group Ltd.	63,061	5,736,570
Qantas Airways Ltd.	1,451,293	6,185,792
Regis Resources Ltd.	7,753	20,858
Rio Tinto PLC	39,200	1,977,320
Santos Ltd.	335,962	1,763,868
Westpac Banking Corp.	131,955	2,653,709

		42,079,601
Austria — 1.2%
Erste Group Bank AG	94,313	3,915,569
OMV AG	59,404	3,332,505
Raiffeisen Bank International AG	1,218	35,056
Verbund AG	13,529	666,447
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,182	147,910
voestalpine AG	981	44,812
Wienerberger AG	17,105	427,609

		8,569,908
Belgium — 0.9%
Telenet Group Holding NV	1,528	84,191
UCB SA	75,909	6,821,476

		6,905,667
China — 0.2%
BOC Hong Kong Holdings Ltd.	33,500	159,002
Yangzijiang Shipbuilding Holdings Ltd.	1,270,600	1,151,908

		1,310,910
Denmark — 2.1%
Carlsberg A/S, Class B	23,274	2,791,137
Genmab A/S (a)	3,023	474,829
GN Store Nord A/S	26,545	1,292,114
H Lundbeck A/S	22,910	1,414,198
Novo Nordisk A/S, Class B	183,486	8,635,782
Royal Unibrew A/S	184	15,146
Topdanmark A/S	15,563	711,292

		15,334,498
Finland — 1.6%
Amer Sports Oyj	47,247	1,930,688
Kesko Oyj, B Shares	45,322	2,458,762
Metso Oyj	1	35
Neste Oyj	14,120	1,163,846
Sampo Oyj, A Shares	12,215	632,114
Stora Enso Oyj, Class R	12,424	237,250
UPM-Kymmene Oyj	145,065	5,689,293
Valmet Oyj	6,323	140,840

		12,252,828

Security	Shares	Value

France — 10.4%
Arkema SA	26,137	$3,239,133
AXA SA	1,838	49,250
BNP Paribas SA	60,427	3,700,342
Bouygues SA	1,261	54,551
Capgemini SE	20,694	2,605,328
Christian Dior SE	11,176	4,790,485
Cie Generale des Etablissements Michelin SCA	16,761	2,000,521
Compagnie de Saint-Gobain	167,732	7,229,409
Danone SA	5,718	444,375
Dassault Aviation SA	313	579,273
Dassault Systemes SE	411	61,501
Edenred	1,790	68,212
Engie SA	209,298	3,081,335
Faurecia SA	105,775	6,361,281
Kering SA	15,043	8,068,381
Klepierre SA	8,554	303,963
Lagardere SCA	10,341	318,445
L’Oreal SA	38,435	9,266,178
LVMH Moet Hennessy Louis Vuitton SE	14,206	5,019,985
Natixis SA	42,151	286,242
Nexity SA	2,920	161,386
Pernod Ricard SA	30,448	4,993,702
Peugeot SA	43,235	1,166,295
Publicis Groupe SA	1,278	76,322
Rexel SA	5,842	87,750
Sanofi	8,860	791,616
Schneider Electric SE	14,637	1,175,306
Teleperformance	573	108,099
Thales SA	32,917	4,676,869
TOTAL SA	44,583	2,898,818
Ubisoft Entertainment SA (a)	4,268	460,861
Veolia Environnement SA	141,759	2,828,745
Vinci SA	5,879	559,327
Wendel SA	144	21,456

		77,534,742
Germany — 10.9%
adidas AG	462	112,986
Allianz SE, Registered Shares	40,016	8,906,225
Bayer AG, Registered Shares	29,444	2,611,701
CECONOMY AG	4,669	33,007
Continental AG	31,056	5,395,813
Covestro AG (c)	1,555	125,873
CTS Eventim AG & Co. KGaA	965	43,264
Deutsche Boerse AG	22,802	3,048,778
Deutsche Lufthansa AG, Registered Shares	176,909	4,342,038
Deutsche Telekom AG, Registered Shares	546,375	8,795,885
Evonik Industries AG	31,075	1,111,394
Fresenius Medical Care AG & Co. KGaA	11,223	1,153,090
Fresenius SE & Co. KGaA	11,468	840,951
HOCHTIEF AG	38,248	6,340,575
Infineon Technologies AG	118,008	2,685,372
Jenoptik AG	2,239	82,497
MTU Aero Engines AG	30,307	6,827,521
Nemetschek SE	476	69,585
ProSiebenSat.1 Media SE	1,086	28,136
Puma SE	4,857	2,396,467
Rational AG	72	52,121
Rheinmetall AG	4,869	508,956
Salzgitter AG	650	32,431
SAP SE	94,230	11,586,848
Scout24 AG (c)	4,741	220,821
Siemens AG, Registered Shares	1,823	233,095
Siltronic AG	1,137	139,044
Software AG	40,241	1,832,137
Suedzucker AG (d)	67,855	902,174
TUI AG	152,255	2,920,666

16	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Germany (continued)
Uniper SE	10,064	$309,816
Wirecard AG	35,525	7,685,797

		81,375,064
Hong Kong — 1.9%
AIA Group Ltd.	207,000	1,845,803
Chow Tai Fook Jewellery Group Ltd. (d)	134,200	137,605
CLP Holdings Ltd.	319,000	3,735,725
Galaxy Entertainment Group Ltd.	53,000	334,805
Hang Lung Properties Ltd.	502,000	979,294
Hang Seng Bank Ltd.	8,000	217,072
Henderson Land Development Co. Ltd.	186,200	935,110
HKT Trust & HKT Ltd.	174,000	239,260
Kerry Properties Ltd.	346,500	1,176,559
Link REIT	47,500	467,683
Sun Hung Kai Properties Ltd.	107,000	1,552,806
Swire Properties Ltd.	158,400	599,943
Techtronic Industries Co. Ltd.	98,500	628,301
WH Group Ltd. (c)	1,107,000	777,176
Wheelock & Co. Ltd.	75,005	450,939

		14,078,081
India — 0.0%
Jasper Infotech Private Ltd. (Acquired 5/7/14, cost $804,375) (a)(b)(e)	1,080	221,778

Ireland — 0.0%
Smurfit Kappa Group PLC	8,856	350,495

Israel — 0.0%
Bank Hapoalim BM	3,535	25,885
Bank Leumi Le-Israel BM	14,104	92,950
Gazit-Globe Ltd.	17,298	157,430

		276,265
Italy — 3.3%
Amplifon SpA	9,032	200,246
Atlantia SpA	4,681	97,115
Eni SpA	243,762	4,594,807
ERG SpA	4,338	88,279
Ferrari NV	50,051	6,874,816
FinecoBank Banca Fineco SpA	30,099	401,367
Hera SpA	60,396	187,818
Mediobanca Banca di Credito Finanziario SpA	642,260	6,391,620
Moncler SpA	123,213	5,301,535
Recordati SpA	3,406	115,170
Saras SpA	19,534	41,759
Snam SpA	10,059	41,830
Unipol Gruppo SpA	7,161	31,827

		24,368,189
Japan — 22.9%
Advantest Corp.	1,200	25,361
Aica Kogyo Co. Ltd.	4,200	169,679
Alfresa Holdings Corp.	3,400	91,072
Amada Holdings Co. Ltd.	48,400	516,751
Astellas Pharma, Inc.	396,900	6,931,054
Benesse Holdings, Inc.	3,500	99,664
Bridgestone Corp.	13,100	495,095
Brother Industries Ltd.	4,100	80,955
Capcom Co. Ltd.	7,800	197,816
Chiba Bank Ltd.	2,400	16,391
Chubu Electric Power Co., Inc.	109,000	1,651,126
Chugoku Bank Ltd.	3,500	35,640
Dai Nippon Printing Co. Ltd.	11,700	272,210
Daicel Corp.	40,500	470,450
Dai-ichi Life Holdings, Inc.	233,700	4,871,549
Daito Trust Construction Co. Ltd.	21,300	2,744,846
Daiwa Securities Group, Inc.	202,200	1,229,731
Dentsu, Inc.	12,700	589,816
DMG Mori Co. Ltd.	40,200	671,439

Security	Shares	Value
Japan (continued)
East Japan Railway Co.	55,100	$5,118,192
Fast Retailing Co. Ltd. (d)	1,500	759,898
FUJIFILM Holdings Corp.	68,000	3,059,262
Fujitsu Ltd.	24,000	1,709,753
Glory Ltd.	2,300	56,165
GMO internet, Inc.	1,000	17,426
Hachijuni Bank Ltd.	4,200	19,251
Hakuhodo DY Holdings, Inc.	4,600	80,791
Hiroshima Bank Ltd.	2,300	15,564
Hitachi High-Technologies Corp.	600	20,717
Hitachi Ltd.	93,000	3,161,223
Hitachi Transport System Ltd.	3,100	87,067
Honda Motor Co. Ltd.	102,900	3,098,963
Iida Group Holdings Co. Ltd.	78,700	1,398,689
ITOCHU Corp.	14,300	261,734
Itochu Techno-Solutions Corp.	16,500	358,465
Jafco Co. Ltd.	600	23,323
Japan Retail Fund Investment Corp.	28	50,814
Japan Steel Works Ltd.	700	17,043
Japan Tobacco, Inc.	251,400	6,564,885
JTEKT Corp.	11,800	172,746
JXTG Holdings, Inc.	727,900	5,505,687
Kakaku.com, Inc.	13,200	257,901
KDDI Corp.	100,600	2,775,227
Kikkoman Corp.	22,600	1,345,981
Kirin Holdings Co. Ltd.	286,300	7,343,003
Kobayashi Pharmaceutical Co. Ltd.	8,100	596,331
Kokuyo Co. Ltd.	1,200	21,609
Komatsu Ltd.	3,700	112,594
Konami Holdings Corp.	22,300	873,183
Kose Corp.	3,300	628,800
Kyushu Financial Group, Inc.	11,400	54,163
Leopalace21 Corp.	15,700	87,447
Lintec Corp.	11,900	304,648
Marubeni Corp.	99,500	909,989
Mercari, Inc. (a)	1,300	42,931
Miraca Holdings, Inc.	40,200	1,045,763
Mitsubishi Chemical Holdings Corp.	589,400	5,640,898
Mitsubishi Corp.	49,700	1,530,896
Mitsubishi Estate Co. Ltd.	70,600	1,198,792
Mitsubishi Gas Chemical Co., Inc.	18,800	400,215
Mitsubishi Motors Corp.	192,700	1,361,330
Mitsubishi UFJ Financial Group, Inc.	963,800	5,987,793
Mitsubishi UFJ Lease & Finance Co. Ltd.	11,400	67,095
Mitsui & Co. Ltd.	10,400	184,815
Mixi, Inc.	17,200	412,546
Nagase & Co. Ltd.	1,800	31,616
Nippon Telegraph & Telephone Corp.	107,600	4,856,025
Nisshin Seifun Group, Inc.	5,500	120,619
Nomura Real Estate Holdings, Inc.	2,100	42,363
Nomura Research Institute Ltd.	800	40,398
NTN Corp.	9,200	37,665
NTT DOCOMO, Inc.	156,600	4,209,028
Obic Co. Ltd.	600	56,749
Odakyu Electric Railway Co. Ltd.	900	21,291
ORIX Corp.	160,700	2,601,994
Otsuka Corp.	11,600	432,681
Pigeon Corp.	1,000	56,354
Pola Orbis Holdings, Inc.	24,000	876,556
Resona Holdings, Inc.	992,400	5,571,797
Ricoh Co. Ltd.	23,400	251,423
Rohm Co. Ltd.	3,800	278,009
Ryohin Keikaku Co. Ltd. (d)	1,600	475,583
Sanwa Holdings Corp.	8,000	95,258
Seino Holdings Co. Ltd.	1,100	16,621
Seven & i Holdings Co. Ltd.	148,400	6,616,402
SG Holdings Co. Ltd.	10,200	267,222
Shikoku Electric Power Co., Inc.	2,100	27,438
Shin-Etsu Chemical Co. Ltd.	75,300	6,657,139
Shionogi & Co. Ltd.	34,300	2,242,179

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Shizuoka Bank Ltd.	29,500	$264,728
Showa Shell Sekiyu KK	5,900	125,157
SMC Corp.	200	64,014
Stanley Electric Co. Ltd.	2,300	78,632
Sumitomo Chemical Co. Ltd.	272,000	1,591,838
Sumitomo Corp.	20,100	334,971
Sumitomo Electric Industries Ltd.	52,300	820,674
Sumitomo Heavy Industries Ltd.	12,100	431,868
Sumitomo Mitsui Financial Group, Inc.	209,800	8,443,163
Sumitomo Mitsui Trust Holdings, Inc.	47,100	1,937,999
Sumitomo Realty & Development Co. Ltd.	98,000	3,515,698
Suruga Bank Ltd.	109,600	548,016
Suzuken Co. Ltd.	9,900	469,747
Takeda Pharmaceutical Co. Ltd.	188,900	8,076,995
Teijin Ltd.	10,000	191,788
TIS, Inc.	8,700	434,892
Tohoku Electric Power Co., Inc.	7,200	97,932
Tokio Marine Holdings, Inc.	147,600	7,327,394
Tokyo Century Corp.	600	37,266
Tokyo Electric Power Co. Holdings, Inc. (a)	14,700	72,237
Tokyo Electron Ltd.	4,100	565,064
Tokyo Gas Co. Ltd.	6,900	169,726
Tokyu Fudosan Holdings Corp.	2,600	18,114
Topcon Corp.	1,400	25,543
Toppan Printing Co. Ltd.	4,000	64,220
Toyota Motor Corp.	67,500	4,205,439
Toyota Tsusho Corp.	1,100	41,532
TS Tech Co. Ltd.	16,800	579,569
Ulvac, Inc.	14,000	525,491
Unicharm Corp.	39,800	1,316,809
United Urban Investment Corp.	14	22,001
West Japan Railway Co.	57,000	3,973,447
Yahoo Japan Corp.	200,800	721,101
Zeon Corp.	164,200	1,728,637

		170,606,365
Jersey — 0.0%
Centamin PLC	18,475	25,514

Luxembourg — 0.0%
RTL Group SA	3,084	219,969
SES SA	963	21,132

		241,101
Macau — 0.0%
Sands China Ltd.	78,800	354,877

Malta — 0.2%
Kindred Group PLC	128,403	1,439,351

Netherlands — 6.0%
Aalberts Industries NV	57,569	2,451,752
Adyen NV (a)(c)	1,276	1,041,494
Altice Europe NV (a)	25,031	67,511
ASML Holding NV	2,880	540,733
Koninklijke Ahold Delhaize NV	235,824	5,410,395
Koninklijke DSM NV	70,193	7,434,367
Koninklijke KPN NV	2,490,562	6,570,137
Koninklijke Philips NV	52,010	2,370,691
Randstad NV	688	36,722
Royal Dutch Shell PLC, A Shares	185,794	6,370,626
Royal Dutch Shell PLC, B Shares	144,885	5,071,955
Wolters Kluwer NV	115,633	7,208,548

		44,574,931
New Zealand — 0.1%
Xero Ltd. (a)	11,984	424,064

Norway — 1.9%
DNB ASA	213,348	4,489,802
Petroleum Geo-Services ASA (a)	33,045	148,278

Security	Shares	Value
Norway (continued)
Schibsted ASA, Class A	5,927	$222,484
Storebrand ASA	28,299	252,819
Telenor ASA	272,578	5,330,434
TGS NOPEC Geophysical Co. ASA	82,580	3,361,806

		13,805,623
Portugal — 0.1%
Galp Energia SGPS SA	51,384	1,018,833

Singapore — 0.8%
Ascendas Real Estate Investment Trust	657,400	1,269,837
DBS Group Holdings Ltd.	47,500	906,165
Genting Singapore Ltd.	3,282,700	2,544,535
Keppel Corp. Ltd.	56,800	289,184
Oversea-Chinese Banking Corp. Ltd.	5,100	42,675
Suntec Real Estate Investment Trust	175,900	248,386
United Overseas Bank Ltd.	1,400	27,676
Venture Corp. Ltd.	43,600	562,209

		5,890,667
Spain — 2.7%
ACS Actividades de Construccion y Servicios SA	110,724	4,702,759
Aena SME SA (c)	22,487	3,896,028
Almirall SA	3,343	67,078
Banco Bilbao Vizcaya Argentaria SA	986,109	6,252,170
Bankinter SA	3,951	36,293
CaixaBank SA	4,376	19,902
Corp. Financiera Alba SA	3,377	187,560
EDP Renovaveis SA	2,347	23,816
Endesa SA	18,004	388,341
Grifols SA	14,627	411,278
Industria de Diseno Textil SA	23,434	707,977
Mediaset Espana Comunicacion SA	460,573	3,353,069
Melia Hotels International SA	19,112	213,607

		20,259,878
Sweden — 3.8%
Atlas Copco AB, A Shares (d)	1,862	53,548
Electrolux AB, Series B	72,102	1,588,351
Epiroc AB, Class A (a)	18,046	201,630
Fabege AB	1,929	26,712
Investor AB - B Shares	8,765	403,905
Loomis AB, Class B	8,950	287,980
Sandvik AB	51,946	919,665
Skandinaviska Enskilda Banken AB, Class A	621,004	6,922,999
SSAB AB, A Shares	56,891	285,554
Svenska Cellulosa AB SCA, Class B	339,190	3,836,025
Swedish Match AB	124,654	6,371,730
Telefonaktiebolaget LM Ericsson, Class B	132,791	1,175,306
Volvo AB, B Shares	342,067	6,033,016

		28,106,421
Switzerland — 6.9%
Barry Callebaut AG, Registered Shares	512	969,540
Coca-Cola HBC AG	2,338	79,654
Ferguson PLC	20,187	1,712,309
Flughafen Zurich AG, Registered Shares	1,459	294,806
Galenica AG (c)	9,403	536,412
Georg Fischer AG, Registered Shares	2,624	2,972,123
IWG PLC	15,932	50,351
Logitech International SA, Registered Shares	84,680	3,797,836
Nestle SA, Registered Shares	96,152	8,003,368
Novartis AG, Registered Shares	80,747	6,950,578
OC Oerlikon Corp. AG, Registered Shares	88,092	1,210,618
Roche Holding AG	58,819	14,223,342
Sika AG, Registered Shares	9,029	1,313,896
Sulzer AG, Registered Shares	2	240
Swiss Life Holding AG, Registered Shares	2,445	927,074

18	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Switzerland (continued)
Swiss Re AG	83,205	$7,666,205
Temenos Group AG, Registered Shares	2,643	430,472

		51,138,824
United Kingdom — 12.9%
Ashmore Group PLC	40,463	191,489
Ashtead Group PLC	38,602	1,224,782
ASOS PLC (a)	20,139	1,510,158
Associated British Foods PLC	166,142	4,958,606
AstraZeneca PLC	15,053	1,173,299
Auto Trader Group PLC (c)	104,476	607,766
Aviva PLC	148,120	945,080
BAE Systems PLC	61,981	508,245
Barratt Developments PLC	70,807	522,909
Bodycote PLC	5,191	61,228
Bovis Homes Group PLC	48,743	680,418
BP PLC	694,209	5,320,963
British American Tobacco PLC	13,066	609,147
British Land Co. PLC	75,853	610,102
Britvic PLC	48,930	498,084
Burberry Group PLC	23,700	622,348
Centrica PLC	608,780	1,229,113
Close Brothers Group PLC	19,141	394,505
Compass Group PLC	91,939	2,044,120
Croda International PLC	2,517	170,612
DCC PLC	27,687	2,511,274
Derwent London PLC	366	13,627
Diageo PLC	236,532	8,379,923
Direct Line Insurance Group PLC	143,529	605,810
easyJet PLC	8,937	152,932
Electrocomponents PLC	37,448	350,331
Experian PLC	19,127	490,803
Fevertree Drinks PLC	358	16,821
GlaxoSmithKline PLC	204,373	4,098,665
Hays PLC	103,398	274,479
HSBC Holdings PLC	989,185	8,631,069
IG Group Holdings PLC	9,422	77,674
Imperial Brands PLC	52,982	1,843,676
Inchcape PLC	55,105	479,823
InterContinental Hotels Group PLC	27,077	1,685,476
International Consolidated Airlines Group SA	24,363	209,000
Intertek Group PLC	89,881	5,847,000
ITV PLC	109,377	224,483
JD Sports Fashion PLC	118,998	711,116
Jupiter Fund Management PLC	32,523	171,319
Just Eat PLC (a)	11,685	101,983
Legal & General Group PLC	1,548,067	5,284,810
Lloyds Banking Group PLC	3,024,360	2,326,012
Man Group PLC	262,561	602,309
Mondi PLC	39,806	1,089,884
Moneysupermarket.com Group PLC	126,502	460,311
National Grid PLC	307,073	3,171,704
Pearson PLC	23,957	277,337
Pennon Group PLC	6,471	60,140
Persimmon PLC	19,040	586,194
Petrofac Ltd.	139,913	1,176,502
RELX PLC	5,897	124,054
Rentokil Initial PLC	234,472	971,359
Rightmove PLC	544,980	3,344,539

Security	Shares	Value
United Kingdom (continued)
Rolls-Royce Holdings PLC	2,578	$33,167
Royal Mail PLC	293,865	1,826,788
Schroders PLC	5,607	225,842
Severn Trent PLC	53,771	1,296,152
Smiths Group PLC	4,572	89,018
Spirax-Sarco Engineering PLC	7,559	718,125
SSP Group PLC	28,628	270,361
Standard Life ABERDEEN PLC	27,802	110,781
Tate & Lyle PLC	112,764	1,002,758
Taylor Wimpey PLC	49,374	110,361
Thomas Cook Group PLC	635,944	479,290
Unilever NV CVA	34,030	1,892,911
Unilever PLC	21,418	1,176,586
Vodafone Group PLC	1,963,484	4,207,028
WH Smith PLC	5,486	147,300
William Hill PLC	90,454	297,234
Wm Morrison Supermarkets PLC	483,558	1,634,908

		95,754,023
United States — 0.5%
Carnival PLC	33,186	2,059,047
FirstSun Capital Bancorp (Acquired 3/10/14, cost $1,691,203) (a)(b)(e)	37,254	1,382,496

		3,441,543

Total Common Stocks — 96.9% (Cost: $710,231,869)		721,740,041

Preferred Stocks — 0.3%

United States — 0.3%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $942,242) (a)(b)(e)	153,710	891,518
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $326,115) (a)(b)(e)	21,022	933,167

		1,824,685

Total Preferred Stocks — 0.3% (Cost: $1,268,357)		1,824,685

Total Long-Term Investments — 97.2% (Cost: $711,500,226)		723,564,726

Short-Term Securities — 2.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (f)(h)	19,233,374	19,233,374
SL Liquidity Series, LLC, Money Market Series, 2.26% (f)(g)(h)	1,253,689	1,253,814

Total Short-Term Investments — 2.7% (Cost: $20,487,214)		20,487,188

Total Investments — 99.9% (Cost: $731,987,440)		744,051,914
Other Assets Less Liabilities — 0.1%.		680,308

Net Assets — 100.0%		$744,732,222

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of the security, is on loan.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,428,959, representing 0.46% of its net assets as of period end, and an original cost of $3,763,935.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage International Fund

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,142,638	11,090,736	19,233,374	$19,233,374	$286,436		$52	$—
SL Liquidity Series, LLC, Money Market Series	122,087	1,131,602	1,253,689	1,253,814	96,398	(b)	880	(23)

				$20,487,188	$382,834		$932	$(23)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	68	12/13/18	$7,227	$475,579
SPI 200 Index	17	12/20/18	1,903	7,623
Euro STOXX 50 Index	285	12/21/18	11,208	156,440
FTSE 100 Index	46	12/21/18	4,489	126,677

				$766,319

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	$—	$—	$766,319	$—	$—	$—	$766,319

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	$—	$—	$358,408	$—	$—	$—	$358,408
Forward foreign currency exchange contracts	—	—	—	(61,923)	—	—	(61,923)

	$—	$—	$358,408	$(61,923)	$—	$—	$296,485

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Future Contracts	$—	$—	$540,511	$—	$—	$—	$540,511

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$189,302,420
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	—	(a)
Average amounts sold — in USD	—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Australia	$—	$42,079,600	$1	$42,079,601
Austria	—	8,569,908	—	8,569,908
Belgium	—	6,905,667	—	6,905,667
China	—	1,310,910	—	1,310,910
Denmark	—	15,334,498	—	15,334,498
Finland	—	12,252,828	—	12,252,828
France	579,273	76,955,469	—	77,534,742
Germany	—	81,375,064	—	81,375,064
Hong Kong	599,943	13,478,138	—	14,078,081
India	—	—	221,778	221,778
Ireland	—	350,495	—	350,495
Israel	—	276,265	—	276,265
Italy	—	24,368,189	—	24,368,189
Japan	—	170,606,365	—	170,606,365
Jersey	—	25,514	—	25,514
Luxembourg	21,132	219,969	—	241,101
Macau	—	354,877	—	354,877
Malta	—	1,439,351	—	1,439,351
Netherlands	1,041,494	43,533,437	—	44,574,931
New Zealand	—	424,064	—	424,064
Norway	—	13,805,623	—	13,805,623
Portugal	—	1,018,833	—	1,018,833
Singapore	—	5,890,667	—	5,890,667
Spain	23,816	20,236,062	—	20,259,878
Sweden	201,630	27,904,791	—	28,106,421
Switzerland	—	51,138,824	—	51,138,824
United Kingdom	1,229,113	94,524,910	—	95,754,023
United States	—	2,059,047	1,382,496	3,441,543
Preferred Stocks:
United States	—	—	1,824,685	1,824,685
Short-Term Securities	19,233,374	—	—	19,233,374

Subtotal	$22,929,775	$716,439,365	$3,428,960	$742,798,100

Investments Valued at NAV(a)				1,253,814

Total Investments				$744,051,914

Derivative Financial Instruments(b)
Assets:
Equity contracts	$766,319	$—	$—	$766,319

(a)

As of September 30, 2018, certain of the Fund’s investments were fair valued using Net Assets Value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) September 30, 2018	BlackRock Advantage International Fund

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1(a)	Transfers Out of Level 1(b)	Transfers Into Level 2(b)	Transfers Out of Level 2(a)
Assets:
Long-Term Investments:
Austria	—	$(54,154)	$54,154	—
Hong Kong	$237,049	—	—	$(237,049)
Ireland	—	(11,933)	11,933	—
Spain	—	(258,769)	258,769	—
United Kingdom	169,507	(628,385)	628,385	(169,507)

	$406,556	$(953,241)	$953,241	$(406,556)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.

(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2017	$1,224,912	$ 4,937,035	$6,161,947
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other(a)	319,398	(319,398)	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(5)	1,030,569	1,030,564
Net change in unrealized appreciation (depreciation)(b)(c)	59,970	(2,973,251)	(2,913,281)
Purchases	—	—	—
Sales	—	(850,270)	(850,270)

Closing Balance, as of September 30, 2018	$1,604,275	$ 1,824,685	$3,428,960

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 (c)	$ 59,970	$(2,973,251)	$(2,913,281)

(a)	Certain Level 3 investments were converted from Preferred Stocks to Common Stocks.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

22	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2018	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.0%

Biotechnology — 18.3%
ACADIA Pharmaceuticals, Inc. (a)(b)	655,400	$13,606,104
Acceleron Pharma, Inc. (a)(b)	710,500	40,661,915
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $17,141,679) (a)(c)(d)	297,971,595	32,061,744
Agios Pharmaceuticals, Inc. (a)(b)	273,200	21,069,184
Alexion Pharmaceuticals, Inc. (a)	501,500	69,713,515
Allakos, Inc. (a)(b)	109,880	4,943,501
Alnylam Pharmaceuticals, Inc. (a)	151,300	13,241,776
Amgen, Inc.	528,312	109,513,794
Amicus Therapeutics, Inc. (a)(b)	408,928	4,943,940
AnaptysBio, Inc. (a)(b)	39,100	3,901,007
Apellis Pharmaceuticals, Inc. (a)	266,504	4,738,441
Arena Pharmaceuticals, Inc. (a)(b)	457,918	21,073,386
Biogen, Inc. (a)	457,462	161,625,899
Biohaven Pharmaceutical Holding Co. Ltd. (a)(b)	129,986	4,880,974
BioMarin Pharmaceutical, Inc. (a)	584,700	56,698,359
Bluebird Bio, Inc. (a)(b)	40,800	5,956,800
Blueprint Medicines Corp. (a)	63,100	4,925,586
Cellectis SA — ADR (a)(b)	275,713	7,780,621
Checkpoint Therapeutics, Inc. (a)(b)	802,300	2,872,234
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	712,800	5,381,640
Cytokinetics, Inc. (a)(b)	207,900	2,047,815
Eidos Therapeutics, Inc. (a)(b)	145,596	1,453,048
Elanco Animal Health, Inc. (a)	201,560	7,032,428
Galapagos NV — ADR (a)(b)	104,600	11,760,178
Gilead Sciences, Inc.	693,456	53,541,738
Halozyme Therapeutics, Inc. (a)(b)	553,300	10,053,461
Hua Medicine (Acquired 9/7/18, cost $6,248,180) (c)(d)	7,380,870	7,438,996
Incyte Corp. (a)	637,000	44,003,960
InflaRx NV (a)(b)	538,134	18,468,759
InflaRx NV, Series D (Acquired 11/8/17, cost $4,645,442) (a)(d)	357,336	12,263,772
Insmed, Inc. (a)(b)	911,377	18,428,043
Intercept Pharmaceuticals, Inc. (a)	47,900	6,052,644
Madrigal Pharmaceuticals, Inc. (a)(b)	38,200	8,179,766
Neurocrine Biosciences, Inc. (a)	166,400	20,458,880
Ovid therapeutics, Inc. (a)(b)	781,407	4,430,578
Principia Biopharma, Inc. (a)	74,768	2,184,721
Ra Pharmaceuticals, Inc. (a)	120,300	2,176,227
Regeneron Pharmaceuticals, Inc. (a)	127,422	51,483,585
Rubius Therapeutics, Inc. (a)(b)	54,843	1,316,232
Sage Therapeutics, Inc. (a)(b)	248,497	35,100,201
Sarepta Therapeutics, Inc. (a)(b)	704,155	113,728,074
Seattle Genetics, Inc. (a)(b)	930,918	71,792,396
Spark Therapeutics, Inc. (a)(b)	165,980	9,054,209
Spectrum Pharmaceuticals, Inc. (a)	1,021,494	17,161,099
Sutro Biopharma, Inc. (a)	105,622	1,584,330
Syndax Pharmaceuticals, Inc. (a)	288,521	2,331,250
TESARO, Inc. (a)(b)	325,074	12,681,137
Ultragenyx Pharmaceutical, Inc. (a)(b)	320,300	24,451,702
Vertex Pharmaceuticals, Inc. (a)	762,470	146,958,468

		1,307,208,117
Diversified Consumer Services — 0.7%
Service Corp. International	1,089,200	48,142,640

Health Care Equipment & Supplies — 26.5%
Abbott Laboratories	4,707,800	345,364,208
Baxter International, Inc.	1,383,900	106,684,851
Becton Dickinson and Co.	507,392	132,429,312
Boston Scientific Corp. (a)	7,783,052	299,647,502
Edwards Lifesciences Corp. (a)	431,900	75,193,790
Establishment Labs Holdings, Inc. (a)(b)	111,608	2,689,753
Globus Medical, Inc., Class A (a)(b)	447,600	25,405,776
Intuitive Surgical, Inc. (a)	215,200	123,524,800
iRhythm Technologies, Inc. (a)	275,995	26,125,687

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Masimo Corp. (a)	694,700	$86,517,938
Medtronic PLC	3,118,223	306,739,596
Nevro Corp. (a)	265,451	15,130,707
ResMed, Inc.	605,300	69,815,302
Stryker Corp.	991,500	176,169,720
Teleflex, Inc. (b)	153,200	40,764,988
Varian Medical Systems, Inc. (a)(b)	271,500	30,388,995
Zimmer Biomet Holdings, Inc.	219,700	28,883,959

		1,891,476,884
Health Care Providers & Services — 21.6%
Amedisys, Inc. (a)(b)	464,800	58,081,408
AmerisourceBergen Corp.	303,000	27,942,660
Anthem, Inc.	652,700	178,872,435
Centene Corp. (a)	779,100	112,798,098
Cigna Corp. (b)	680,300	141,672,475
DaVita, Inc. (a)	325,459	23,312,628
HCA Healthcare, Inc.	402,648	56,016,390
HealthEquity, Inc. (a)	234,400	22,129,704
Humana, Inc.	512,900	173,626,908
Molina Healthcare, Inc. (a)(b)	134,600	20,015,020
Quest Diagnostics, Inc.	1,144,600	123,513,786
UnitedHealth Group, Inc.	2,127,153	565,907,784
WellCare Health Plans, Inc. (a)	116,100	37,208,889

		1,541,098,185
Health Care Technology — 0.8%
Teladoc Health, Inc. (a)(b)	697,800	60,255,030

Life Sciences Tools & Services — 4.4%
Agilent Technologies, Inc.	473,300	33,386,582
Charles River Laboratories International, Inc. (a)	173,000	23,275,420
Illumina, Inc. (a)	101,000	37,073,060
IQVIA Holdings, Inc. (a)	193,500	25,104,690
PerkinElmer, Inc.	182,600	17,761,502
QIAGEN NV (a)	890,000	33,713,200
Thermo Fisher Scientific, Inc.	489,200	119,403,936
Wuxi Biologics Cayman, Inc. (a)(e)	2,203,500	22,298,552

		312,016,942
Pharmaceuticals — 25.7%
Allergan PLC (a)	645,660	122,985,317
Arvinas, Inc. (a)	86,376	1,457,163
Assembly Biosciences, Inc. (a)	93,050	3,455,877
AstraZeneca PLC	1,274,927	99,373,565
AstraZeneca PLC — ADR	1,160,000	45,901,200
Bristol-Myers Squibb Co.	2,900,026	180,033,614
Chugai Pharmaceutical Co. Ltd.	293,000	18,835,014
Eli Lilly & Co.	1,243,100	133,397,061
Hua Medicine (a)(e)	5,810,000	6,137,781
Jazz Pharmaceuticals PLC (a)(b)	191,100	32,129,643
Johnson & Johnson	1,234,700	170,598,499
Medicines Co. (a)(b)	341,400	10,211,274
Merck & Co., Inc.	3,157,411	223,986,736
Merck KGaA	519,400	53,664,725
Nektar Therapeutics (a)	135,100	8,235,696
Novartis AG — ADR	413,300	35,609,928
Novo Nordisk A/S — ADR	1,369,200	64,544,088
Pfizer, Inc.	9,247,337	407,530,142
Reata Pharmaceuticals, Inc., Class A (a)	193,454	15,816,799
Sanofi	392,100	35,033,022
Sanofi — ADR	967,200	43,204,824
Teva Pharmaceutical Industries Ltd. — ADR	1,104,200	23,784,468
Theravance Biopharma, Inc. (a)(b)	85,900	2,806,353
Tricida, Inc. (a)(b)	169,530	5,179,141
Urovant Sciences, Ltd. (a)	123,464	1,481,568

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) September 30, 2018	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Zoetis, Inc.	974,000	$89,179,440

		1,834,572,938

Total Common Stocks — 98.0% (Cost: $4,330,265,852)		6,994,770,736

Preferred Stocks — 0.3%
Biotechnology — 0.3%
Rubius Therapeutics, Inc., Series C (Acquired 2/22/18, cost $9,265,946) (a)(c)(d)
(Cost — $9,265,946) — 0.0%	724,468	16,865,615

	Par (000)
Corporate Bonds — 0.1%
Biotechnology — 0.1%
Allogene Therapeutics, Inc., 0.0%, 08/31/19 (Acquired 9/4/18, cost $9,350,000), (c)(d)	$9,350	9,350,000

(Cost: $9,350,000) — 0.1%		9,350,000

	Beneficial Interest
Other Interests — 0.0%
Biotechnology — 0.0%
Afferent Pharmaceuticals, Inc., Series C (a)(c)(d)	3,420,640	2,120,797

Total Long-Term Investments — 98.3% (Cost: $4,348,881,798)		7,023,107,148

Security	Shares	Value
Short-Term Securities — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (f)(h)	94,011,095	$94,011,095
SL Liquidity Series, LLC, Money Market Series, 2.26% (f)(g)(h)	243,252,303	243,276,629

Total Short-Term Investments — 4.7% (Cost: $337,267,062)		337,287,724

Total Investments — 103.2% (Cost: $4,686,148,860)		7,360,394,872

Liabilities in Excess of Other Assets — (3.1)%		(220,792,708)

Net Assets — 100.1%		$7,139,602,164

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $80,100,924 representing 1.12% of its net assets as of period end, and an original cost of $46,651,247.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	188,757,591	(94,746,496)	94,011,095	$94,011,095	$2,095,820		$1,045	$—
SL Liquidity Series, LLC, Money Market Series	387,461	242,864,842	243,252,303	243,276,629	394,519	(b)	(14,711)	20,662

				$337,287,724	$2,490,339		$(13,666)	$20,662

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Health Sciences Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	55,273,078	EUR	46,955,000	UBS AG	10/11/18	$698,905

						$698,905

Net Unrealized Appreciation

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$698,905	$—	$—	$698,905

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency
exchange contracts	$—	$—	$ —	$(1,915,472)	$—	$—	$(1,915,472)
Options written	—	—	(442)	—	—	—	(442)

	$—	$—	$(442)	$(1,915,472)	$—	$—	$(1,915,914)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$954,494	$—	$—	$954,494

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$135,691,089
Average amounts sold — in USD	45,995,269
Options:
Average value of option contracts written	—	(a)
(a) Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$698,905	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	698,905	—

Total derivative assets and liabilities subject to a Master Netting Agreement (“MNA”)	$698,905	$—

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

UBS AG	$698,905	$—	$—	$—	$698,905

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) September 30, 2018	BlackRock Health Sciences Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Investments:
Assets:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,255,443,605	$12,263,772	$39,500,740	$1,307,208,117
Diversified Consumer Services	48,142,640	—	—	48,142,640
Health Care Equipment & Supplies	1,891,476,884	—	—	1,891,476,884
Health Care Providers & Services	1,541,098,185	—	—	1,541,098,185
Health Care Technology	60,255,030	—	—	60,255,030
Life Sciences Tools & Services	289,718,390	22,298,552	—	312,016,942
Pharmaceuticals	1,627,666,612	206,906,326	—	1,834,572,938
Corporate Bonds:
Biotechnology	—	—	9,350,000	9,350,000
Other Interests:
Biotechnology	—	—	2,120,797	2,120,797
Preferred Stocks:
Biotechnology	—	—	16,865,615	16,865,615
Short-Term Securities	94,011,095	—	—	94,011,095

Subtotal	$6,807,812,441	$241,468,650	$67,837,152	$7,117,118,243

Investments Valued at NAV(a)				243,276,629

Total Investments				$7,360,394,872

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$698,905	$—	$698,905

(a)	As of September 30, 2018, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Corporate Bonds	Rights	Other Interests	Total
Assets:
Opening Balance, as of September 30, 2017	$58,700,404	$5,922,514	$ —	$2,906,553	$8,825,251	$ 76,354,722
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3(a)	—	(5,922,514)	—	—	—	(5,922,514)
Net realized gain (loss)	—	—	—	5,076,948	—	5,076,948
Net change in unrealized appreciation (depreciation)(b)(c)	(25,447,844)	7,599,669	—	(2,906,553)	(6,704,454)	(27,459,182)
Purchases	6,248,180	9,265,946	9,350,000	—	—	24,864,126
Sales	—	—	—	(5,076,948)	—	(5,076,948)

Closing Balance, as of September 30, 2018	$39,500,740	$16,865,615	$9,350,000	$ —	$2,120,797	$ 67,837,152

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018(c)	$(25,447,844)	$7,599,669	$ —	$ —	$(6,704,454)	$(24,552,629)

(a)

IAs of September 30, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 1 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

26	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2018	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 75.9%

Aerospace & Defense — 0.9%
Lockheed Martin Corp.	13,964	$4,830,985

Automobiles — 0.9%
Ford Motor Co.	522,483	4,832,968

Banks — 10.4%
Citigroup, Inc.	103,762	7,443,886
FirstSun Capital Bancorp (Acquired 3/10/14, cost $7,599,729) (a)(b)(c)	167,410	6,212,585
JPMorgan Chase & Co.	148,122	16,714,087
Regions Financial Corp.	90,737	1,665,024
SunTrust Banks, Inc.	16,885	1,127,749
U.S. Bancorp	66,852	3,530,454
Wells Fargo & Co.	429,331	22,565,637

		59,259,422
Beverages — 1.1%
Diageo PLC	85,332	3,023,166
PepsiCo, Inc.	30,691	3,431,254

		6,454,420
Biotechnology — 0.6%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $1,815,300) (a)(b)(c)	31,555,035	3,395,322

Building Products — 0.9%
Johnson Controls International PLC	151,510	5,302,850

Capital Markets — 1.1%
Invesco Ltd.	50,671	1,159,353
Morgan Stanley	113,388	5,280,479

		6,439,832
Chemicals — 0.7%
DowDuPont, Inc.	63,063	4,055,582

Communications Equipment — 1.5%
Cisco Systems, Inc.	174,343	8,481,787

Construction Materials — 0.2%
CRH PLC	37,402	1,224,020

Containers & Packaging — 0.7%
International Paper Co.	78,212	3,844,120

Diversified Telecommunication Services — 4.1%
BCE, Inc.	186,170	7,543,608
BT Group PLC	823,301	2,416,686
Verizon Communications, Inc.	246,434	13,157,111

		23,117,405
Electric Utilities — 3.5%
Edison International	40,137	2,716,472
FirstEnergy Corp.	326,485	12,135,447
PG&E Corp.	113,609	5,227,150

		20,079,069
Equity Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp.	50,116	5,579,414

Food Products — 1.2%
Danone SA	16,129	1,253,468
Kellogg Co.	34,419	2,410,018
Nestle SA, Registered Shares	34,240	2,850,022

		6,513,508
Health Care Equipment & Supplies — 1.6%
Koninklijke Philips NV	123,641	5,635,736
Medtronic PLC	32,978	3,244,046

		8,879,782

Security	Shares	Value
Health Care Providers & Services — 1.3%
Cardinal Health, Inc.	85,398	$4,611,492
CVS Health Corp.	35,523	2,796,371

		7,407,863
Household Durables — 0.7%
Newell Brands, Inc.	207,060	4,203,318

Household Products — 0.9%
Procter & Gamble Co.	64,186	5,342,201

Industrial Conglomerates — 1.7%
3M Co.	15,972	3,365,460
General Electric Co.	571,112	6,447,854

		9,813,314
Insurance — 6.5%
Arthur J. Gallagher & Co.	43,030	3,203,153
Brighthouse Financial, Inc. (a)	18,179	804,239
MetLife, Inc.	269,728	12,601,692
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen, Registered Shares	26,444	5,841,116
Prudential Financial, Inc.	64,294	6,514,268
Swiss Re AG	47,820	4,405,960
Travelers Cos., Inc.	28,499	3,696,605

		37,067,033
Media — 1.6%
Comcast Corp., Class A	151,959	5,380,868
Interpublic Group of Cos., Inc.	158,547	3,625,970

		9,006,838
Multi-Utilities — 2.3%
Engie SA	209,959	3,091,067
Public Service Enterprise Group, Inc.	188,339	9,942,416

		13,033,483
Oil, Gas & Consumable Fuels — 10.4%
BP PLC	2,358,508	18,077,459
Marathon Petroleum Corp.	33,053	2,643,248
Occidental Petroleum Corp.	58,143	4,777,610
ONEOK, Inc.	77,620	5,261,860
Royal Dutch Shell PLC, Class A - ADR	128,539	8,758,647
Suncor Energy, Inc.	129,841	5,023,548
TOTAL SA - ADR	61,661	3,970,352
Valero Energy Corp.	10,563	1,201,541
Williams Cos., Inc.	346,666	9,425,849

		59,140,114
Personal Products — 0.5%
Unilever NV - NY Shares	48,819	2,711,895

Pharmaceuticals — 10.2%
AstraZeneca PLC	246,649	19,224,936
Bayer AG, Registered Shares	52,324	4,641,170
Merck & Co., Inc.	150,743	10,693,708
Novartis AG, Registered Shares	31,116	2,678,417
Pfizer, Inc.	468,065	20,627,625

		57,865,856
Professional Services — 0.4%
Nielsen Holdings PLC	89,769	2,483,011

Semiconductors & Semiconductor Equipment — 3.4%
QUALCOMM, Inc.	98,788	7,115,700
Taiwan Semiconductor Manufacturing Co. Ltd.	775,000	6,613,490
Taiwan Semiconductor Manufacturing Co. Ltd. -
ADR	123,989	5,475,354

		19,204,544

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) September 30, 2018	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value
Software — 1.6%
Zuora Inc., Class A (Acquired 04/13/2018, cost $2,806,733) (a)(b)		369,375	$8,510,031
Zuora, Inc., Class A (a)		27,950	645,925

			9,155,956
Specialty Retail — 0.5%
Lowe’s Cos., Inc.		25,704	2,951,333

Technology Hardware, Storage & Peripherals — 0.9%
Lenovo Group Ltd.		6,662,000	4,853,893

Tobacco — 1.5%
Altria Group, Inc.		77,520	4,675,231
Philip Morris International, Inc.		50,234	4,096,080

			8,771,311
Wireless Telecommunication Services — 1.1%
China Mobile Ltd. - ADR		132,938	6,504,656

Total Common Stocks — 75.9% (Cost: $397,455,139)			431,807,105

Preferred Stocks — 1.5%
Internet Software & Services — 0.8%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,446,483) (a)(b)(c)		93,243	4,139,057

Software — 0.7%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $4,300,011) (a)(b)(c)		701,470	4,068,526

Total Preferred Stocks — 1.5% (Cost: $5,746,494)			8,207,583

		Par (000)
Equity-Linked Notes — 22.3%
Aerospace & Defense — 0.3%
HSBC Bank PLC (Lockheed Martin Corp) 12.11% 11/02/18 (LMT US)	USD	5	1,574,262

Automobiles — 0.1%
HSBC Bank PLC (Ford Motor Co.) 8.95% 10/18/18 (F US)		92	848,855

Banks — 2.9%
BNP Paribas (Suntrust Banks, Inc.) 15.3% 10/18/18 (STI US)		4	282,891
BNP Paribas (US Bancorp) 12.86% 10/18/18 (USB US)		80	4,262,219
HSBC Bank PLC (JPMorgan Chase & Co.) 12.48% 10/22/18 (JPM US)		48	5,360,540
RBC Capital Markets LLC. (JPMorgan Chase & Co.) 18.05% 10/22/18 (JPM US)		10	1,061,190
SG Americas Securities LLC. (Citigroup, Inc.) 16.51% 10/19/18 (C US)		12	822,213
SG Americas Securities LLC. (JPMorgan Chase & Co.) 17.95% 11/02/18 (JPM US)		7	812,581
SG Americas Securities LLC. (Regions Financial Corp) 19.7% 10/19/18 (RF US)		60	1,119,251
SG Americas Securities LLC. (Wells Fargo & Co.) 13.79% 10/19/18 (WFC US)		48	2,524,966

			16,245,851
Beverages — 0.3%
HSBC Bank PLC (Pepsico, Inc.) 13.27% 11/02/18 (Pep US)		6	719,522

Security		Par (000)	Value
Beverages (continued)
J.P. Morgan Securities LLC. (Diageo Plc) 10.36% 10/29/18(DGE/LN)	GBP	21	$758,658

			1,478,180
Building Products — 0.1%
SG Americas Securities LLC. (Johnson Controls International Plc) 19.5% 11/02/18 (JCI US)	USD	13	443,743

Capital Markets — 0.5%
RBC Capital Markets LLC. (Morgan Stanley) 16.3% 11/07/18 (MS US)		38	1,770,270
TD Securities (Usa) LLC. (Invesco Ltd.) 19.53% 10/16/18 (IVZ US)		35	800,122

			2,570,392
Chemicals — 0.2%
Merrill Lynch Pierce Fenner & Smi (Dowdupont, Inc.) 12.14% 10/03/18 (DWDP US)		18	1,131,825

Communications Equipment — 1.0%
BNP Paribas (Cisco Systems, Inc.) 12.02% 10/22/18 (CSCO US)		117	5,525,517

Containers & Packaging — 0.2%
BNP Paribas (International Paper Co.) 12.98% 10/22/18 (IP US)		20	967,832

Diversified Telecommunication Services — 1.5%
BNP Paribas Arbitrage (Bt Group Plc) 13.14% 10/10/18 (BT/A LN)	GBP	557	1,632,371
SG Americas Securities LLC. (Bce, Inc.) 17.51% 11/02/18 (BCE US)	USD	62	2,518,400
SG Americas Securities LLC. (Verizon Communications, Inc.) 20.58% 11/02/18 (VZ US)		81	4,334,937

			8,485,708
Electric Utilities — 0.8%
RBC Capital Markets LLC. (Firstenergy Corp.) 10.82% 10/18/18 (FE US)		87	3,225,685
RBC Capital Markets LLC. (Firstenergy Corp.) 16.12% 10/18/18 (FE US)		17	627,825
SG Americas Securities (Pg&E Corp) LLC. 26.67% 10/19/18 (PCG US)		13	587,434

			4,440,944
Equity Real Estate Investment Trusts (REITs) — 0.7%
BNP Paribas (Crown Castle International Corp.) 14.83% 10/18/18 (CCI US)		34	3,761,604

Food Products — 0.2%
TD Securities (Usa) LLC. (Kellogg Co.) 13.83% 10/16/18 (K US)		14	964,216

Health Care Equipment & Supplies — 0.5%
CIBC World Markets Corp. (Medtronic Plc) 10.71% 10/24/18 (MDT US)		8	798,375
JP Morgan Securities PLC (Koninklijke Philips
Nv) 8.36% 11/08/18 (PHIA NA)	EUR	41	1,878,891

			2,677,266
Health Care Providers & Services — 0.2%
HSBC Bank PLC (Cvs Health Corp.) 23.64% 11/02/18 (CVS US)	USD	12	914,988
SG Americas Securities LLC. (Cardinal Health,
Inc.) 26.88% 10/19/18 (CAH US)		9	493,600

			1,408,588

28	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Household Products — 0.2%
HSBC Bank PLC (Procter & Gamble Co.) 6.51% 10/16/18 (PG US)		16	$1,352,642

Industrial Conglomerates — 0.3%
HSBC Bank PLC (3M Co.) 8.2% 10/24/18 (MMM US)		3	631,510
RBC Capital Markets LLC. (Honeywell International, Inc.) 6.93% 10/03/18 (HON US)		4	643,781
TD Securities, Inc. (General Electric Co.) 29.93% 11/02/18 (GE US)		51	590,922

			1,866,213
Insurance — 2.4%
HSBC Bank PLC (Prudential Financial, Inc.) 10.71% 10/22/18 (PRU US)		43	4,292,674
JP Morgan Securities PLC (Muenchener
Rueckversicherungs-Gesellschaft Ag In Muenchen) 10.45% 11/08/18 (MUV2 GR)	EUR	4	886,723
JP Morgan Securities PLC (Swiss Re Ag) 6.6% 11/08/18 (SREN SW)	CHF	21	1,891,972
RBC Capital Markets LLC. (Metlife, Inc.) 12.85% 10/18/18 (MET US)	USD	74	3,454,286
RBC Capital Markets LLC. (Metlife, Inc.) 15.08% 10/18/18 (MET US)		24	1,083,125
TD Securities (Usa) LLC. (Travelers Cos., Inc.) 9.18% 10/16/18 (TRV US)		7	944,688
TD Securities, Inc. (Arthur J Gallagher & Co.) 9.9% 11/02/18 (AJG US)		14	1,049,033

			13,602,501
Media — 0.3%
HSBC Bank PLC (Comcast Corp.) 21.12% 10/19/18 (CMCSA US)		17	595,898
TD Securities (Usa) LLC. (Interpublic Group Of Cos., Inc.) 17.71% 10/16/18 (IPG US)		57	1,280,890

			1,876,788
Multi-Utilities — 1.0%
Credit Suisse Securities (Usa) LLC (Engie Sa) 11.1% 10/09/18 (ENGI FP)	EUR	142	2,087,637
HSBC Bank PLC (Public Service Enterprise Group, Inc.) 10.71% 10/26/18 (PEG US)	USD	8	422,352
RBC Capital Markets LLC. (Public Service Enterprise Group, Inc.) 17.21% 10/26/18 (PEG US)		10	538,879
RBC Capital Markets LLC. (Public Service Enterprise Group, Inc.) 9.73% 10/03/18 (PEG US)		54	2,869,288

			5,918,156
Oil, Gas & Consumable Fuels — 4.2%
BNP Paribas (Valero Energy Corp.) 12.23% 10/22/18 (VLO US)		15	1,747,910
Credit Suisse Securities (Usa) LLC (Bp Plc) 11.85% 10/29/18 (BP/LN)	GBP	616	4,525,062
HSBC Bank PLC (Williams Cos., Inc.) 19.53% 10/31/18 (WMB US)	USD	15	410,286
J.P. Morgan Securities LLC. (Bp Plc) 12.74% 10/29/18 (BP/LN)	GBP	170	1,254,331
RBC Capital Markets LLC. (Marathon Petroleum Corp) 17.4% 11/07/18 (MPC US)	USD	11	885,756
RBC Capital Markets LLC. (Oneok, Inc.) 13.12% 10/18/18 (OKE US)		10	670,852
RBC Capital Markets LLC. (Oneok, Inc.) 19.96% 11/09/18 (OKE US)		16	1,088,309

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
RBC Capital Markets LLC. (Royal Dutch Shell Plc) 11.9% 10/26/18 (RDS/A US)		7	$455,147
RBC Capital Markets LLC. (Suncor Energy, Inc.) 13.08% 11/09/18 (SU US)		36	1,403,920
RBC Capital Markets LLC. (Suncor Energy, Inc.) 19.19% 10/22/18 (SU US)		7	263,882
RBC Capital Markets LLC. (Williams Cos., Inc.) 18.84% 10/31/18 (WMB US)		19	520,011
SG Americas Securities LLC. (Occidental Petroleum Corp.) 22.31% 10/19/18 (OXY US)		41	3,355,558
SG Americas Securities LLC. (Royal Dutch Shell Plc) 15.85% 10/03/18 (RDS/A US)		34	2,210,679
SG Americas Securities LLC. (Total Sa) 23.36% 11/02/18 (Tot US)		44	2,718,638
TD Securities, Inc. (Williams Cos., Inc.) 25.52% 10/03/18 (WMB US)		97	2,634,020

			24,144,361
Personal Products — 0.3%
CIBC World Markets Corp. (Unilever Nv) 15.58% 11/09/18 (UN US)		32	1,803,562

Pharmaceuticals — 2.2%
BNP Paribas (Merck & Co., Inc.) 13.5% 10/18/18 (MRK US)		42	2,919,494
BNP Paribas Arbitrage (Pfizer, Inc.) 10.59% 10/31/18 (PFE US)		157	6,737,691
J.P. Morgan Securities LLC. (Bayer Ag) 15.04% 10/29/18 (BAYN GR)	EUR	9	808,502
RBC Capital Markets LLC. (Merck & Co., Inc.) 18.39% 10/18/18 (MRK US)	USD	8	563,662
RBC Capital Markets LLC. (Pfizer, Inc.) 10.67% 10/31/18 (PFE US)		25	1,049,850
SG Americas Securities LLC. (Merck & Co., Inc.) 18.42% 11/02/18 (MRK US)		7	490,787

			12,569,986
Professional Services — 0.1%
BNP Paribas (Nielsen Holdings Plc) 13.26% 10/18/18 (NLSN US)		24	663,111

Road & Rail — 0.1%
BNP Paribas Arbitrage (Norfolk Southern Corp) 18.16% 10/31/18 (NSC US)		2	377,328

Semiconductors & Semiconductor Equipment — 0.8%
HSBC Securities (Usa), Inc. (Qualcomm, Inc.) 12.53% 11/07/18 (QCOM US)		33	2,376,475
TD Securities, Inc. (Taiwan Semiconductor Manufacturing Co. Ltd.) 19.81% 11/02/18 (TSM US)		51	2,258,988

			4,635,463
Specialty Retail — 0.1%
HSBC Bank PLC (Lowe’s Cos., Inc.) 12.36% 10/24/18 (Low US)		6	705,984

Tobacco — 0.4%
RBC Capital Markets LLC. (Altria Group, Inc.) 21.14% 10/18/18 (MO US)		19	1,159,039
TD Securities, Inc. (Philip Morris International, Inc.) 24.33% 10/31/18 (PM US)		17	1,349,886

			2,508,925

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) September 30, 2018	BlackRock High Equity Income Fund

Security	Par (000)	Value
Wireless Telecommunication Services — 0.4%
Citigroup Global Markets, Inc. (China Mobile Ltd.) 22.64% 10/31/18 (CHI US)	27	$1,297,476
SG Americas Securities LLC. (China Mobile Ltd.) 12.56% 10/31/18 (CHI US)	20	969,295

		2,266,771

Total Equity-Linked Notes — 22.3% (Cost: $127,689,665)		126,816,574

Total Long-Term Investments — 99.7% (Cost: $530,891,298)		566,831,262

	Shares
Short-Term Securities — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (d)(e)	11,275,547	11,275,547

Total Short-Term Investments — 2.0% (Cost: $11,275,547)		11,275,547

Total Investments — 101.7% (Cost: $542,166,845)		578,106,809

Liabilities in Excess of Other Assets — (1.7)%		(9,416,885)

Net Assets — 100.0%		$568,689,924

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $26,325,521, representing 4.63% of its net assets as of period end, and an original cost of $17,968,256.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,231,691	9,043,856	11,275,547	$11,275,547	$156,229		$130	$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	10,562	(b)	91	—

				$11,275,547	$166,791		$221	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$(2,494)	$—	$—	$(2,494)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock High Equity Income Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$4,830,985	$—	$—	$4,830,985
Automobiles	4,832,968	—	—	4,832,968
Banks	53,046,837	—	6,212,585	59,259,422
Beverages	3,431,254	3,023,166	—	6,454,420
Biotechnology	—	—	3,395,322	3,395,322
Building Products	5,302,850	—	—	5,302,850
Capital Markets	6,439,832	—	—	6,439,832
Chemicals	4,055,582	—	—	4,055,582
Communications Equipment	8,481,787	—	—	8,481,787
Construction Materials	—	1,224,020	—	1,224,020
Containers & Packaging	3,844,120	—	—	3,844,120
Diversified Telecommunication Services	20,700,719	2,416,686	—	23,117,405
Electric Utilities	20,079,069	—	—	20,079,069
Equity Real Estate Investment Trusts (REITs)	5,579,414	—	—	5,579,414
Food Products	2,410,018	4,103,490	—	6,513,508
Health Care Equipment & Supplies	3,244,046	5,635,736	—	8,879,782
Health Care Providers & Services	7,407,863	—	—	7,407,863
Household Durables	4,203,318	—	—	4,203,318
Household Products	5,342,201	—	—	5,342,201
Industrial Conglomerates	9,813,314	—	—	9,813,314
Insurance	26,819,957	10,247,076	—	37,067,033
Media	9,006,838	—	—	9,006,838
Multi-Utilities	9,942,416	3,091,067	—	13,033,483
Oil, Gas & Consumable Fuels	41,062,655	18,077,459	—	59,140,114
Personal Products	2,711,895	—	—	2,711,895
Pharmaceuticals	31,321,333	26,544,523	—	57,865,856
Professional Services	2,483,011	—	—	2,483,011
Semiconductors & Semiconductor Equipment	12,591,054	6,613,490	—	19,204,544
Software	645,925	8,510,031	—	9,155,956
Specialty Retail	2,951,333	—	—	2,951,333
Technology Hardware, Storage & Peripherals	—	4,853,893	—	4,853,893
Tobacco	8,771,311	—	—	8,771,311
Wireless Telecommunication Services	6,504,656	—	—	6,504,656
Preferred Stocks:
Internet Software & Services	—	—	4,139,057	4,139,057
Software	—	—	4,068,526	4,068,526
Equity-Linked Notes:
Aerospace & Defense	—	1,574,262	—	1,574,262
Automobiles	—	848,855	—	848,855
Banks	—	16,245,851	—	16,245,851
Beverages	—	1,478,180	—	1,478,180
Building Products	—	443,743	—	443,743
Capital Markets	—	2,570,392	—	2,570,392
Chemicals	—	1,131,825	—	1,131,825
Communications Equipment	—	5,525,517	—	5,525,517
Containers & Packaging	—	967,832	—	967,832
Diversified Telecommunication Services	—	8,485,708	—	8,485,708
Electric Utilities	—	4,440,944	—	4,440,944
Equity Real Estate Investment Trusts (REITs)	—	3,761,604	—	3,761,604
Food Products	—	964,216	—	964,216
Health Care Equipment & Supplies	—	2,677,266	—	2,677,266
Health Care Providers & Services	—	1,408,588	—	1,408,588
Household Products	—	1,352,642	—	1,352,642
Industrial Conglomerates	—	1,866,213	—	1,866,213
Insurance	—	13,602,501	—	13,602,501
Media	—	1,876,788	—	1,876,788
Multi-Utilities	—	5,918,156	—	5,918,156

S C H E D U L E OF I N V E S T M E N T S	31

Schedule of Investments (continued) September 30, 2018	BlackRock High Equity Income Fund

	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	—	24,144,361	—	24,144,361
Personal Products	—	1,803,562	—	1,803,562
Pharmaceuticals	—	12,569,986	—	12,569,986
Professional Services	—	663,111	—	663,111
Road & Rail	—	377,328	—	377,328
Semiconductors & Semiconductor Equipment	—	4,635,463	—	4,635,463
Specialty Retail	—	705,984	—	705,984
Tobacco	—	2,508,925	—	2,508,925
Wireless Telecommunication Services	—	2,266,771	—	2,266,771
Short-Term Securities	11,275,547	—	—	11,275,547

	$339,134,108	$221,157,211	$17,815,490	$578,106,809

During the year ended September 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Equity-Linked Notes	Total
Assets:
Opening Balance, as of September 30, 2017	$11,720,783	$33,547,470	$12,051,840	$57,320,093
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(a)	—	(4,363,550)	—	(4,363,550)
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	5,321,522	29,865	5,351,387
Net change in unrealized appreciation (depreciation)(b)(c)	(2,112,876)	(11,983,316)	(40,875)	(14,137,067)
Purchases	—	—		—
Sales	—	(14,314,543)	(12,040,830)	(26,355,373)

Closing Balance, as of September 30, 2018	$9,607,907	$8,207,583	$—	$17,815,490

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 (c)	$(2,112,876)	$(11,983,316)	$—	$(14,096,192)

(a)

As of September 30, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$9,607,907	Market	Tangible Book Value Multiple(a)	1.95x	—
		Income	Discount Rate(b)	4%	—
Preferred Stocks	8,207,583	Market	Revenue Multiple(a)	6.58x - 15.50x	11.00x

	$17,815,490

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

32	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2018	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.0%
Australia — 8.1%
Amcor Ltd.	1,247,507	$12,329,400
Ansell Ltd.	245,382	4,475,985
Sonic Healthcare Ltd.	364,066	6,550,497

		23,355,882

Belgium — 1.1%
bpost SA	201,339	3,267,334

Canada — 10.4%
TELUS Corp.	417,784	15,399,447
Rogers Communications, Inc., Class B	279,604	14,380,129

		29,779,576

China — 1.5%
ANTA Sports Products Ltd.	912,400	4,355,646

Denmark — 1.8%
Novo Nordisk A/S, Class B	106,578	5,016,101

Finland — 4.8%
Kone OYJ, Class B	257,907	13,766,745

France — 6.6%
Schneider Electric SE	75,105	6,030,700
Sanofi	144,685	12,927,194

		18,957,894

Germany — 4.2%
Deutsche Post AG, Registered Shares	335,259	11,919,901

India — 2.0%
Hero MotoCorp Ltd.	94,468	3,823,216
Jasper Infotech Private Ltd. (Acquired 5/7/14, cost $7,423,816) (a)(b)(c)	9,970	2,047,340

		5,870,556

Japan — 1.6%
Japan Tobacco, Inc.	175,400	4,580,274

Netherlands — 4.0%
Heineken NV	57,783	5,422,967
Koninklijke Philips NV	133,926	6,104,541

		11,527,508

Singapore — 4.7%
DBS Group Holdings Ltd.	366,500	6,991,779
United Overseas Bank Ltd.	335,900	6,640,221

		13,632,000

Sweden — 2.5%
Svenska Handelsbanken AB, A Shares (b)	567,676	7,159,326

Security	Shares	Value

Switzerland — 12.0%
Nestle SA, Registered Shares	164,377	$13,682,187
Novartis AG, Registered Shares	184,612	15,891,117
SGS SA, Registered Shares	1,830	4,818,268

		34,391,572

Taiwan — 4.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	993,000	8,473,801
Far EasTone Telecommunications Co. Ltd.	1,415,000	3,373,765

		11,847,566

United Kingdom — 23.0%
Metro Bank PLC (b)	53	2,052
Diageo PLC	226,326	8,018,342
Unilever PLC	236,985	13,018,638
AstraZeneca PLC	126,247	9,840,261
GlaxoSmithKline PLC	540,370	10,837,026
British American Tobacco PLC	248,516	11,586,002
Imperial Brands PLC	363,086	12,634,722

		65,937,043

United States — 4.6%
3M Co.	40,295	8,490,560
Microsoft Corp.	42,151	4,820,810

		13,311,370

Total Common Stocks — 97.0% (Cost: $284,267,894)		278,676,294

Preferred Stocks — 1.8%

China — 1.8%
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $2,770,046) (a)(b)(c)
(Cost — $2,770,046) — 0.0%	101,000	5,143,930

Total Long-Term Investments — 98.8% (Cost: $287,037,940)		283,820,224

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (d)(e)	306,821	306,821

Total Short-Term Investments — 0.1% (Cost: $306,821)		306,821

Total Investments — 98.9% (Cost: $287,344,761)		284,127,045
Other Assets Less Liabilities — 1.1%		3,218,026

Net Assets — 100.0%		$287,345,071

(a)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $7,191,270, representing 2.50% of its net assets as of period end, and an original cost of $10,193,862.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,356,137	4,049,316	306,821	$306,821	$16,165	$—	$—

(a)	Includes net capital gain distributions, if applicable.

S C H E D U L E OF I N V E S T M E N T S	33

Schedule of Investments (continued) September 30, 2018	BlackRock International Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$348	$—	$—	$348

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward Foreign Currency Exchange contracts:
Average amounts sold — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

		Level 1	Level 2	Level 3	Total
Investments:
	Assets:
	Long-Term Investments:
	Common Stocks:
	Australia	$—	$23,355,882	$—	$23,355,882
	Belgium	—	3,267,334	—	3,267,334
	Canada	29,779,576	—	—	29,779,576
	China	—	4,355,646	—	4,355,646
	Denmark	—	5,016,101	—	5,016,101
	Finland	—	13,766,745	—	13,766,745
	France	—	18,957,894	—	18,957,894
	Germany	—	11,919,901	—	11,919,901
	India	—	3,823,216	2,047,340	5,870,556
	Japan	—	4,580,274	—	4,580,274
	Netherlands	—	11,527,508	—	11,527,508
	Singapore	—	13,632,000	—	13,632,000
	Sweden	—	7,159,326	—	7,159,326
	Switzerland	—	34,391,572	—	34,391,572
	Taiwan	—	11,847,566	—	11,847,566
	United Kingdom	—	65,937,043	—	65,937,043
	United States	13,311,370	—	—	13,311,370
	Preferred Stocks:
	China	—	—	5,143,930	5,143,930
	Short-Term Securities	306,821	—	—	306,821

		$43,397,767	$233,538,008	$7,191,270	$284,127,045

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1	Transfers Out of Level 1(a)	Transfers Into Level 2(a)	Transfers Out of Level 2
Assets:
Long-Term Investments:
China	—	$(8,891,653)	$8,891,653	—

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

34	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock International Dividend Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2017	$ —	$ 8,091,669	$8,091,669
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other(a)	2,947,739	(2,947,739)	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(900,399)	—	(900,399)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of September 30, 2018	$2,047,340	$ 5,143,930	$7,191,270

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 (c)	$ (900,399)	$ —	$ (900,399)

(a)	Certain Level 3 investments were converted from Preferred Stocks to Common Stocks.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$2,047,340	Market	Revenue Multiple(a)	7.75x
Preferred Stocks	$5,143,930	Market	Recent Transactions(a)	—

	$7,191,270

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

S C H E D U L E OF I N V E S T M E N T S	35

Schedule of Investments September 30, 2018	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 92.9%

Auto Components — 0.5%
Veoneer, Inc. (a)(b)	128,000	$7,048,960

Automobiles — 0.9%
Tesla, Inc. (a)(b)	45,259	11,983,225

Diversified Consumer Services — 0.6%
Arco Platform, Ltd., Class A (a)	381,660	8,701,848

Electronic Equipment, Instruments & Components — 2.1%
Cognex Corp. (b)	161,558	9,018,168
II-VI, Inc. (a)(b)	157,628	7,455,804
Isra Vision AG	88,855	4,466,879
Sunny Optical Technology Group Co. Ltd.	663,000	7,654,384

		28,595,235
Equity Real Estate Investment Trusts (REITs) — 0.6%
Equinix, Inc.	19,610	8,488,973

Health Care Technology — 1.1%
Ping An Healthcare and Technology Co. Ltd. (Acquired 5/9/2018, cost $5,190,304) (a)(c)	735,859	4,866,717
Ping An Healthcare and Technology Co., Ltd. (a)(d)	238,000	1,582,333
Teladoc Health, Inc. (a)	106,700	9,213,545

		15,662,595
Household Durables — 0.8%
Roku, Inc. (a)(b)	143,286	10,464,177

Internet & Direct Marketing Retail — 7.4%
Amazon.com, Inc. (a)	30,454	60,999,362
Ensogo Ltd. (a)(e)	94,425	1
Farfetch Ltd., Class A (a)	319,329	8,695,329
Jasper Infotech Private Ltd. (Acquired 5/7/14, cost $1,414,399) (a)(c)(e)	1,900	390,165
Meituan Dianping, Class B (a)	1,315,830	11,555,859
Netflix, Inc. (a)	40,801	15,264,878
ZOZO, Inc.	187,300	5,665,761

		102,571,355
Internet Software & Services — 23.5%
58.com, Inc. - ADR (a)	90,381	6,652,042
Alibaba Group Holding Ltd. - ADR (a)(b)	184,045	30,323,254
Alphabet, Inc., Class A (a)	45,536	54,965,595
Alteryx, Inc., Class A (a)(b)	158,877	9,089,353
Bandwidth, Inc., Class A (a)	112,369	6,019,607
Delivery Hero SE (a)(d)	149,371	7,172,642
DocuSign, Inc. (a)	151,303	7,953,999
Facebook, Inc., Class A (a)	131,216	21,579,783
Five9, Inc. (a)	183,400	8,012,746
HUYA, Inc. - ADR (a)(b)	217,169	5,120,845
IAC/InterActiveCorp (a)	72,249	15,657,803
MercadoLibre, Inc.	30,673	10,443,236
MongoDB, Inc. (a)(b)	105,974	8,642,180
Okta, Inc. (a)(b)	147,745	10,395,338
Opera, Ltd. - ADR (a)	95,910	862,231
SendGrid, Inc. (a)	208,685	7,677,521
Shopify, Inc., Class A (a)(b)	55,366	9,105,492
Spotify Technology SA (a)(b)	37,634	6,805,356
Stamps.com, Inc. (a)	46,201	10,450,666
Takeaway.com NV (a)(d)	124,000	8,019,134
Tencent Holdings Ltd.	935,700	38,205,406
Twilio, Inc., Class A (a)	197,084	17,004,408
Wix.com Ltd. (a)	95,410	11,420,577
Yandex NV, Class A (a)	420,888	13,843,006

		325,422,220

IT Services — 11.4%
Adyen NV (a)(d)	17,335	14,149,131
Capgemini SE	68,342	8,604,103
Endava PLC - ADR (a)	170,229	4,928,130

Security	Shares	Value
IT Services (continued)
Eventbrite, Inc., Class A (a)(b)	186,565	$7,083,873
GMO Payment Gateway, Inc.	134,400	8,325,469
InterXion Holding NV (a)	143,521	9,658,963
MasterCard, Inc., Class A	84,400	18,788,284
Pagseguro Digital Ltd., Class A (a)(b)	334,293	9,249,887
PayPal Holdings, Inc. (a)	182,363	16,018,766
Square, Inc., Class A (a)	286,428	28,359,236
Visa, Inc., Class A	123,600	18,551,124
Wirecard AG	63,168	13,666,332

		157,383,298
Multiline Retail — 0.5%
Magazine Luiza SA	235,248	7,164,825

Semiconductors & Semiconductor Equipment — 10.7%
Advanced Micro Devices, Inc. (a)(b)	569,778	17,600,442
AIXTRON SE (a)	448,175	4,529,037
ams AG (b)	147,175	8,283,707
ASML Holding NV	75,224	14,123,641
Cree, Inc. (a)(b)	186,880	7,077,146
Lam Research Corp.	79,439	12,050,896
Monolithic Power Systems, Inc.	75,743	9,508,019
NVIDIA Corp.	46,420	13,044,948
Qorvo, Inc. (a)(b)	116,369	8,947,612
Silicon Laboratories, Inc. (a)(b)	73,991	6,792,374
Skyworks Solutions, Inc.	98,247	8,911,985
SOITEC (a)	100,910	7,000,530
STMicroelectronics NV	407,596	7,460,061
Taiwan Semiconductor Manufacturing Co. Ltd.	2,716,000	23,177,084

		148,507,482
Software — 27.4%
Activision Blizzard, Inc.	253,656	21,101,643
Adobe Systems, Inc. (a)	82,734	22,334,043
Altair Engineering, Inc., Class A (a)	213,448	9,274,316
Altium Ltd.	337,692	6,668,687
Atlassian Corp. PLC, Class A (a)(b)	174,999	16,824,404
Autodesk, Inc. (a)	131,985	20,604,178
Avalara, Inc. (a)(b)	192,006	6,706,770
ForeScout Technologies, Inc. (a)	120,673	4,556,612
Guidewire Software, Inc. (a)(b)	73,118	7,385,649
Kingdee International Software Group Co. Ltd.	12,492,000	13,558,997
Microsoft Corp.	511,883	58,544,059
Nintendo Co. Ltd.	30,900	11,242,453
Pluralsight, Inc., Class A (a)(b)	309,754	9,912,128
Proofpoint, Inc. (a)(b)	78,303	8,325,958
PTC, Inc. (a)	90,537	9,614,124
RIB Software SE (b)	227,317	4,808,040
SailPoint Technologies Holding, Inc. (a)	399,619	13,595,038
salesforce.com, Inc. (a)	190,497	30,294,738
ServiceNow, Inc. (a)	79,873	15,625,555
Smartsheet, Inc., Class A (a)	220,931	6,906,303
SVMK, Inc. (a)	280,132	4,490,516
Tableau Software, Inc., Class A (a)	100,034	11,177,799
Take-Two Interactive Software, Inc. (a)	134,972	18,624,786
Tenable Holdings, Inc. (a)(b)	74,447	2,894,499
Ubisoft Entertainment SA (a)	131,053	14,151,186
Xero Ltd. (a)	174,830	6,186,507
Zendesk, Inc. (a)	170,769	12,124,599
Zscaler, Inc. (a)	127,777	5,210,746
Zuora Inc., Class A (Acquired 04/13/2018, cost $755,111) (a)(c)	99,375	2,289,501
Zuora, Inc., Class A (a)(b)	151,291	3,496,335

		378,530,169
Technology Hardware, Storage & Peripherals — 4.2%
Apple Inc.	257,855	58,208,188

36	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Wireless Telecommunication Services — 1.2%
SoftBank Group Corp.	167,700	$16,753,160

Total Common Stocks — 92.9% (Cost: $884,269,910)		1,285,485,710

Preferred Stocks — 0.7%
Internet Software & Services — 0.6%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004) (a)(c)(e)	128,924	5,722,936
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $1,080,592) (a)(c)(e)	39,400	2,006,642

		7,729,578
Software — 0.1%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $1,500,011) (a)(c)(e)	244,700	1,419,260

Total Preferred Stocks — 0.7% (Cost: $4,580,607)		9,148,838

Security	Shares	Value

Total Long-Term Investments — 93.6% (Cost: $888,850,517)		$1,294,634,548

Short-Term Securities — 15.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (f)(h)	95,326,684	95,326,684
SL Liquidity Series, LLC, Money Market Series, 2.26% (f)(g)(h)	116,620,862	116,632,524

Total Short-Term Investments — 15.3% (Cost: $211,948,376)		211,959,208

Total Investments — 108.9% (Cost: $1,100,798,893)		1,506,593,756

Liabilities in Excess of Other Assets — (8.9)%		(122,586,759)

Net Assets — 100.0%		$1,384,006,997

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $16,695,221, representing 1.21% of its net assets as of period end, and an original cost $11,940,421.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	18,686,309	76,640,375	95,326,684	$95,326,684	$784,472		$118	$—
SL Liquidity Series, LLC, Money Market Series	1,425,730	115,195,132	116,620,862	116,632,524	1,465,997	(b)	(13,474)	10,814

				$211,959,208	$2,250,469		$(13,356)	$10,814

(a)	Includes net capital gain distributions.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$5,781	$—	$—	$5,781
Options written	—	—	(263,933)	—	—	—	(263,933)

	$—	$—	$(263,933)	$5,781	$—	$—	$(258,152)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	$—	$—	$112,085	$—	$—	$—	$112,085

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) September 30, 2018	BlackRock Technology Opportunities Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$	—(a)
Average amounts sold — in USD		—(a)
Options:
Average value of option contracts written		—(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Auto Components	$7,048,960	$—	$—	$7,048,960
Automobiles	11,983,225	—	—	11,983,225
Diversified Consumer Services	8,701,848	—	—	8,701,848
Electronic Equipment, Instruments & Components	16,473,972	12,121,263	—	28,595,235
Equity Real Estate Investment Trusts (REITs)	8,488,973	—	—	8,488,973
Health Care Technology	9,213,545	6,449,050	—	15,662,595
Household Durables	10,464,177	—	—	10,464,177
Internet & Direct Marketing Retail	96,515,428	5,665,761	390,166	102,571,355
Internet Software & Services	280,044,172	45,378,048	—	325,422,220
IT Services	126,787,394	30,595,904	—	157,383,298
Multiline Retail	7,164,825	—	—	7,164,825
Semiconductors & Semiconductor Equipment	83,933,422	64,574,060	—	148,507,482
Software	319,624,798	58,905,371	—	378,530,169
Technology Hardware, Storage & Peripherals	58,208,188	—	—	58,208,188
Wireless Telecommunication Services	—	16,753,160	—	16,753,160
Preferred Stocks:
Internet Software & Services	—	—	7,729,578	7,729,578
Software	—	—	1,419,260	1,419,260
Short-Term Securities	95,326,684	—	—	95,326,684

Subtotal	$1,139,979,611	$240,442,617	$9,539,004	$1,389,961,232

Investments Valued at NAV(a)				116,632,524

Total Investments				$1,506,593,756

(a)	As of September 30, 2018, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1	Transfers Out of Level 1(a)	Transfers Into Level 2(a)	Transfers Out of Level 2
Assets:
Long-Term Investments:
Internet Software & Services	—	$(2,885,213)	$2,885,213	—

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

38	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Technology Opportunities Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2017	$—	$13,128,059	$13,128,059
Transfers into Level 3	—	—	—
Transfers out of Level 3(a)	—	(2,803,529)	(2,803,529)
Other(b)	561,593	(561,593)	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(c)(d)	(171,427)	(614,099)	(785,526)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of September 30, 2018	$390,166	$9,148,838	$9,539,004

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 (d)	$(171,427)	$(614,099)	$(785,526)

(a)

As of September 30, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 1 in the disclosure hierarchy.

(b)	Certain Level 3 investments were converted from Preferred Stocks to Common Stocks.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Statements of Assets and Liabilities September 30, 2018	BlackRock FundsSM

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

ASSETS
Investments at value — unaffiliated(a),(b)	$723,564,726	$7,023,107,148	$566,831,262	$283,820,224	$1,294,634,548
Investments at value — affiliated(c)	20,487,188	337,287,724	11,275,547	306,821	211,959,208
Cash	—	—	15,977	—	—
Cash pledged:
Collateral - OTC derivatives	—	—	—	—	200
Futures contracts	1,457,523	—	—	—	—
Foreign currency at value(d)	5,576,148	—	2,012	250,134	1,481
Receivables:
Investments sold	7,278,773	30,230,420	255,644	1,202,078	160,846
Securities lending income — affiliated	2,501	69,364	2,352	—	165,923
Capital shares sold	465,639	10,528,564	235,771	152,500	7,893,305
Dividends — affiliated	34,107	171,447	5	109	161,771
Dividends — unaffiliated	2,950,742	5,573,946	895,790	2,916,408	177,251
From the Manager	58,730	228,801	107,428	44,464	180,523
Variation margin on financial futures contracts	49,213	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	698,905	—	—	—
Prepaid expenses	24,131	81,105	24,947	35,582	100,780
Other assets	—	—	692,054	—	—

Total assets	761,949,421	7,407,977,424	580,338,789	288,728,320	1,515,435,836

LIABILITIES
Cash collateral on securities loaned at value	1,253,841	243,270,677	—	—	116,635,123
Payables:
Investments purchased	8,062,985	4,694,842	9,879,204	—	9,758,488
Administration fees	25,378	—	19,901	—	—
Capital shares redeemed	6,735,734	11,073,402	638,434	684,358	3,031,153
Investment advisory fees	227,403	3,858,333	321,113	129,681	925,593
Offering costs	17,759	—	—	17,759	—
Trustees’ and Officer’s fees	4,645	29,846	4,817	3,319	6,058
Other accrued expenses	536,754	3,336,790	614,041	428,970	743,949
Other affiliates	68,508	412,977	—	21,643	47,107
Service and distribution fees	83,864	1,463,713	130,175	67,783	244,027
Board realignment and consolidation	15,688	234,680	39,761	29,736	37,341
Transfer agent fees	—	—	1,419	—	—
Variation margin on futures contracts	184,640	—	—	—	—

Total liabilities	17,217,199	268,375,260	11,648,865	1,383,249	131,428,839

NET ASSETS	$744,732,222	$7,139,602,164	$568,689,924	$287,345,071	$1,384,006,997

NET ASSETS CONSIST OF
Paid-in capital	$726,839,553	$4,020,300,460	$515,992,731	$282,307,952	$972,323,894
Undistributed (distributions in excess of) net investment income (loss)	16,692,551	4,326,871	6,526,440	809,032	(5,369,192)
Accumulated net realized gain (loss)	(11,548,597)	440,030,634	10,168,041	7,462,606	11,259,857
Net unrealized appreciation (depreciation)	12,748,715	2,674,944,199	36,002,712	(3,234,519)	405,792,438

NET ASSETS	$744,732,222	$7,139,602,164	$568,689,924	$287,345,071	$1,384,006,997

(a) Investments at cost — unaffiliated	$711,500,226	$4,348,881,798	$530,891,298	$287,037,940	$888,850,517
(b) Securities loaned at value	$979,973	$239,946,713	—	$—	$111,940,919
(c) Investments at cost — affiliated	$20,487,214	$337,267,062	$11,275,547	$306,821	$211,948,376
(d) Foreign currency at cost	$5,611,396	—	$2,114	$250,356	1,502

40	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued) September 30, 2018	BlackRock FundsSM

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

NET ASSET VALUE
Institutional
Net assets	$403,149,262	$2,944,145,819	$248,847,231	$102,540,861	$584,653,748

Shares outstanding(a)	23,752,650	43,509,668	8,836,430	3,516,280	18,368,178

Net asset value	$16.97	$67.67	$28.16	$29.16	$31.83

Service
Net assets	—	$39,325,485	$12,348,268	$4,433,530	$15,208,481

Shares outstanding(a)	—	607,576	483,064	160,142	503,257

Net asset value	—	$64.73	$25.56	$27.68	$30.22

Investor A
Net assets	$302,725,193	$2,767,302,823	$214,095,064	$140,473,237	$627,625,881

Shares outstanding(a)	18,040,145	42,904,746	8,877,099	5,154,021	21,218,500

Net asset value	$16.78	$64.50	$24.12	$27.26	$29.58

Investor C
Net assets	$23,111,072	$1,017,204,835	$93,399,361	$36,238,567	$142,942,387

Shares outstanding(a)	1,434,590	17,986,225	5,768,353	1,513,983	5,687,473

Net asset value	$16.11	$56.55	$16.19	$23.94	$25.13

Class K
Net assets	$8,174,921	$130,128,555	—	$3,658,876	—

Shares outstanding(a)	481,511	1,920,744	—	125,441	—

Net asset value	$16.98	$67.75	—	$29.17	—

Class R
Net assets	$7,571,774	$241,494,647	—	—	$13,576,500

Shares outstanding(a)	452,386	3,827,784	—	—	454,033

Net asset value	$16.74	$63.09	—	—	$29.90

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Operations Year Ended September 30, 2018	BlackRock FundsSM

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$23,615,672	$77,890,261	$15,499,003	$13,467,150	$3,939,476
Dividends — affiliated	286,436	2,095,820	156,229	16,165	784,472
Interest — unaffiliated	—	—	23,901,992	—	—
Securities lending income — affiliated — net	96,398	394,519	10,562	—	1,465,997
Foreign taxes withheld	(2,416,915)	(1,461,512)	(648,050)	(1,124,801)	(260,312)

Total investment income	21,581,591	78,919,088	38,919,736	12,358,514	5,929,633

EXPENSES
Investment advisory	4,011,545	42,464,758	5,572,431	2,960,328	7,472,790
Service and distribution — class specific	1,030,640	16,996,202	1,717,481	921,180	2,225,086
Transfer agent — class specific	841,783	7,552,888	1,044,973	683,127	1,113,752
Administration	284,047	2,223,238	287,682	159,089	365,499
Administration — class specific	136,004	1,252,946	137,600	75,070	176,795
Accounting services	67,344	380,042	67,794	50,253	78,941
Professional	85,071	145,869	100,654	104,237	137,930
Registration	66,580	197,266	88,843	80,915	140,473
Custodian	251,944	200,373	96,531	84,878	142,687
Printing	42,213	133,783	62,469	72,507	72,177
Offering	35,370	—	—	35,370	—
Trustees and Officer	23,000	118,619	20,848	16,147	25,948
Board realignment and consolidation	15,688	234,680	39,761	29,736	37,341
Miscellaneous	121,330	93,072	75,352	30,709	38,621
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	—	86,251

Total expenses.	7,012,559	71,993,736	9,312,419	5,303,546	12,114,291
Less:
Fees waived by the Manager	(907,082)	(334,989)	(593,009)	(592,216)	(156,837)
Administration fees waived — class specific	(136,004)	—	(136,552)	(75,070)	(119,057)
Transfer agent fees waived and/or reimbursed — class specific	(586,588)	—	(1,015,839)	(563,733)	(704,542)

Total expenses after fees waived and/or reimbursed	5,382,885	71,658,747	7,567,019	4,072,527	11,133,855

Interest expense	—	407,438	—	—	—

Total expenses.	5,382,885	72,066,185	7,567,019	4,072,527	11,133,855

Net investment income (loss)	16,198,706	6,852,903	31,352,717	8,285,987	(5,204,222)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,226,163)	594,782,332	19,444,403	10,347,441	44,948,493
Investments — affiliated	880	(14,711)	91	—	(13,474)
Litigation proceeds	1,161,856	—	—	423,814	—
Capital gain distributions from investment companies — affiliated	52	1,045	130	—	118
Options written.	—	(442)	—	—	(263,933)
Futures contracts	358,408	—	—	—	—
Forward foreign currency exchange contracts	(61,923)	(1,915,472)	(2,494)	348	5,781
Foreign currency transactions	560,776	538,375	(122,374)	(174,003)	7,705

	(8,206,114)	593,391,127	19,319,756	10,597,600	44,684,690

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,458,132)	688,209,763	(206,615)	(29,515,197)	196,416,316
Investments — affiliated	(23)	20,662	—	—	10,814
Options written.	—	—	—	—	112,085
Futures contracts	540,511	—	—	—	—
Forward foreign currency exchange contracts	—	954,494	—	—	—
Foreign currency translations	(106,334)	(45,973)	59,299	(30,477)	12,574

	(3,023,978)	689,138,946	(147,316)	(29,545,674)	196,551,789

Net realized and unrealized gain (loss)	(11,230,092)	1,282,530,073	19,172,440	(18,948,074)	241,236,479

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,968,614	$1,289,382,976	$50,525,157	$(10,662,087)	$236,032,257

See notes to financial statements.

42	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Health Sciences Opportunities Portfolio
	Year Ended		Year Ended
	09/30/18	09/30/17	09/30/18	09/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$16,198,706	$2,170,257	$6,852,903	$(3,690,208)
Net realized gain (loss)	(8,206,114)	64,601,736	593,391,127	164,299,624
Net change in unrealized appreciation (depreciation)	(3,023,978)	(22,423,930)	689,138,946	654,622,028

Net increase in net assets resulting from operations	4,968,614	44,348,063	1,289,382,976	815,231,444

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,075,242)	(1,054,891)	(904,012)	—
Service	—	—	—	—
Investor A	(1,762,109)	(2,580,871)	—	—
Investor B	—	—	—	—
Investor C	—	(407,243)	—	—
Class K	—	—	(96,082)	—
Class R	(12,673)	(106,996)	—	—
From net realized gain:
Institutional	—	—	(77,926,323)	(33,661,485)
Service	—	—	(1,102,369)	(712,180)
Investor A	—	—	(87,981,985)	(57,658,190)
Investor B	—	—	(17,920)	(108,850)
Investor C	—	—	(36,350,049)	(26,756,248)
Class K	—	—	(1,951,240)	(52,299)
Class R	—	—	(6,964,866)	(3,876,937)

Decrease in net assets resulting from distributions to shareholders	(2,850,024)	(4,150,001)	(213,294,846)	(122,826,189)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	423,944,360	20,533,743	40,034,744	(258,339,192)

BEGINNING OF YEAR
Total increase in net assets	426,062,950	60,731,805	1,116,122,874	434,066,063
Beginning of year	318,669,272	257,937,467	6,023,479,290	5,589,413,227

End of year	$744,732,222	$318,669,272	$7,139,602,164	$6,023,479,290

Undistributed (distributions in excess of) net investment income (loss), end of year	$16,692,551	$1,690,708	$4,326,871	$(1,001,620)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets  (concluded)

	BlackRock High Equity Income Fund		BlackRock International Dividend Fund		BlackRock Technology Opportunities Fund
	Year Ended		Year Ended		Year Ended
	09/30/18	09/30/17	09/30/18	09/30/17	09/30/18	09/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$31,352,717	$3,406,669	$8,285,987	$8,693,350	$(5,204,222)	$(3,430,119)
Net realized gain (loss)	19,319,756	406,911,935	10,597,600	104,136,637	44,684,690	21,841,077
Net change in unrealized appreciation (depreciation)	(147,316)	(248,338,800)	(29,545,674)	(50,736,239)	196,551,789	100,870,186

Net increase (decrease) in net assets resulting from operations	50,525,157	161,979,804	(10,662,087)	62,093,748	236,032,257	119,281,144

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(12,903,654)	(4,121,183)	(4,504,523)	(13,567,444)	—	—
Service	(598,519)	(28,155)	(163,674)	(458,746)	—	—
Investor A	(9,648,297)	(643,713)	(5,018,054)	(15,878,274)	—	—
Investor B	(2,242)	—	—	(7,012)	—	—
Investor C	(5,338,390)	—	(968,479)	(2,588,535)	—	—
Class K	—	—	(68,313)	—	—	—
From net realized gain:
Institutional	(2,658,320)	(217,421,486)	(2,161,818)	(27,306,404)	(14,848,785)	(844,835)
Service	(132,009)	(9,054,727)	(89,597)	(1,012,070)	(551,498)	(25,487)
Investor A	(2,070,577)	(135,161,494)	(2,747,825)	(42,199,561)	(24,075,269)	(2,022,098)
Investor B	(1,680)	(406,724)	(86)	(1,945)	—	—
Investor C	(1,425,187)	(76,117,266)	(808,533)	(7,818,376)	(7,119,306)	(804,376)
Class K	—	—	—	—	—	—
Class R	—	—	—	—	(717,053)	(70,281)

Decrease in net assets resulting from distributions to shareholders	(34,778,875)	(442,954,748)	(16,530,902)	(110,838,367)	(47,311,911)	(3,767,077)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(329,777,732)	(101,971,201)	(269,810,738)	(161,361,762)	683,214,855	72,377,356

NET ASSETS
Total increase (decrease) in net assets	(314,031,450)	(382,946,145)	(297,003,727)	(210,106,381)	871,935,201	187,891,423
Beginning of year	882,721,374	1,265,667,519	584,348,798	794,455,179	512,071,796	324,180,373

End of year	$568,689,924	$882,721,374	$287,345,071	$584,348,798	$1,384,006,997	$512,071,796

Undistributed (distributions in excess of) net investment income (loss), end of year	$6,526,440	$3,842,160	$809,032	$3,799,039	$(5,369,192)	$(1,575,900)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (For a share outstanding throughout each period)

	BlackRock Advantage International Fund
	Institutional
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$16.77		$14.50	$13.34	$14.19	$13.42

Net investment income(a)	0.45		0.19	0.09	0.09	0.12
Net realized and unrealized gain (loss)	(0.12)		2.37	1.18	(0.69)	0.65

Net increase (decrease) from investment operations	0.33		2.56	1.27	(0.60)	0.77

Distributions from net investment income(b)	(0.13)		(0.29)	(0.11)	(0.25)	—

Net asset value, end of year	$16.97		$16.77	$14.50	$13.34	$14.19

Total Return(c)
Based on net asset value.	1.94	%(d)	17.99%	9.60%	(4.28)%	5.74%

Ratios to Average Net Assets
Total expenses.	0.86%		1.10%	1.21%	1.21%	1.20%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64%		0.86%	1.06%	1.06%	1.06%

Net investment income	2.61%		1.20%	0.68%	0.62%	0.82%

Supplemental Data
Net assets, end of year (000)	$403,149		$116,595	$52,490	$57,826	$61,601

Portfolio turnover rate	106%		177%	67%	64%	99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor A
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$16.60		$14.35	$13.20	$14.04	$13.32

Net investment income(a)	0.38		0.12	0.06	0.05	0.08
Net realized and unrealized gain (loss)	(0.10)		2.38	1.16	(0.68)	0.64

Net increase (decrease) from investment operations	0.28		2.50	1.22	(0.63)	0.72

Distributions from net investment income(b)	(0.10)		(0.25)	(0.07)	(0.21)	—

Net asset value, end of year	$16.78		$16.60	$14.35	$13.20	$14.04

Total Return(c)
Based on net asset value.	1.68	%(d)	17.71%	9.30%	(4.55)%	5.41%

Ratios to Average Net Assets
Total expenses.	1.15%		1.42%	1.49%	1.48%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%		1.19%	1.33%	1.33%	1.33%

Net investment income	2.20%		0.82%	0.46%	0.35%	0.56%

Supplemental Data
Net assets, end of year (000)	$302,725		$169,806	$153,886	$163,932	$191,653

Portfolio turnover rate	106%		177%	67%	64%	99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%.

See notes to financial statements.

46	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor C
	Year Ended September 30,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$15.96		$13.81		$12.74		$13.54	$12.94

Net investment income (loss)(a)	0.23		(0.01)		(0.05)		(0.06)	(0.03)
Net realized and unrealized gain (loss)	(0.08)		2.29		1.12		(0.66)	0.63

Net increase (decrease) from investment operations	0.15		2.28		1.07		(0.72)	0.60

Distributions from net investment income(b)	—		(0.13)		(0.00	)(c)	(0.08)	—

Net asset value, end of year	$16.11		$15.96		$13.81		$12.74	$13.54

Total Return(d)
Based on net asset value	0.94	%(e)	16.70%		8.44%		(5.32)%	4.64%

Ratios to Average Net Assets
Total expenses	1.89%		2.22	%(f)	2.27	%(f)	2.27%	2.24%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64%		2.03%		2.14%		2.14%	2.14%

Net investment income (loss)	1.39%		(0.05)%		(0.35)%		(0.47)%	(0.25)%

Supplemental Data
Net assets, end of year (000)	$23,111		$24,717		$43,218		$42,066	$51,845

Portfolio turnover rate	106%		177%		67%		64%	99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class K
	Period from 01/25/2018(a) to 09/30/2018
Net asset value, beginning of period	$18.33

Net investment income(b)	0.39
Net realized and unrealized gain	(1.74)

Net increase from investment operations	(1.35)

Net asset value, end of period	$16.98

Total Return(c)
Based on net asset value	(7.37	)%(d)(e)

Ratios to Average Net Assets
Total expenses	0.80	%(f)

Total expenses after fees waived and/or reimbursed	0.59	%(f)

Net investment income	3.33	%(f)

Supplemental Data
Net assets, end of period (000)	$8,175

Portfolio turnover rate(g)	106%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

48	2018 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class R
	Year Ended September 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$16.53		$14.29		$13.12		$13.94		$13.28

Net investment income (loss)(a)	0.32		0.07		0.01		(0.01)		0.02
Net realized and unrealized gain (loss)	(0.08)		2.36		1.16		(0.68)		0.64

Net increase (decrease) from investment operations	0.24		2.43		1.17		(0.69)		0.66

Distributions from net investment income(b)	(0.03)		(0.19)		(0.00	)(c)	(0.13)		—

Net asset value, end of year	$16.74		$16.53		$14.29		$13.12		$13.94

Total Return(d)
Based on net asset value	1.44	%(e)	17.26%		8.96%		(4.95)%		4.97%

Ratios to Average Net Assets
Total expenses.	1.45%		1.75	%(f)	1.83	%(f)	1.81	%(f)	1.81	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14%		1.55%		1.72%		1.72%		1.72%

Net investment income (loss)	1.91%		0.46%		0.08%		(0.07)%		0.17%

Supplemental Data
Net assets, end of year (000)	$7,572		$7,551		$8,343		$8,308		$12,483

Portfolio turnover rate	106%		177%		67%		64%		99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio
	Institutional
	Year Ended September 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$57.28	$50.30	$52.51		$50.07	$43.24

Net investment income(a)	0.24	0.14	0.13		0.05	0.09
Net realized and unrealized gain	12.18	7.92	3.87		5.96	10.94

Net increase from investment operations	12.42	8.06	4.00		6.01	11.03

Distributions(b)
From net investment income	(0.02)	—	(0.77)		(0.15)	(0.15)
From net realized gain	(2.01)	(1.08)	(5.44)		(3.42)	(4.05)

Total distributions	(2.03)	(1.08)	(6.21)		(3.57)	(4.20)

Net asset value, end of year	$67.67	$57.28	$50.30		$52.51	$50.07

Total Return(c)
Based on net asset value	22.47%	16.53%	7.99%		12.25%	27.74%

Ratios to Average Net Assets
Total expenses	0.87%	0.89%	0.90	%(d)	0.88%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86%	0.89%	0.90	%(d)	0.88%	0.91%

Net investment income	0.40%	0.27%	0.25	%(d)	0.09%	0.20%

Supplemental Data
Net assets, end of year (000)	$2,944,146	$2,190,418	$1,544,880		$1,513,269	$1,141,938

Portfolio turnover rate	39%	39%	50%		50%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

50	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Service
	Year Ended September 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$54.90	$48.39	$50.77		$48.51	$42.02

Net investment income (loss)(a)	0.05	(0.01)	(0.01)		(0.10)	(0.04)
Net realized and unrealized gain	11.67	7.60	3.74		5.79	10.61

Net increase from investment operations	11.72	7.59	3.73		5.69	10.57

Distributions(b)
From net investment income	—	—	(0.67)		(0.01)	(0.03)
From net realized gain	(1.89)	(1.08)	(5.44)		(3.42)	(4.05)

Total distributions	(1.89)	(1.08)	(6.11)		(3.43)	(4.08)

Net asset value, end of year	$64.73	$54.90	$48.39		$50.77	$48.51

Total Return(c)
Based on net asset value	22.10%	16.20%	7.69%		11.95%	27.36%

Ratios to Average Net Assets
Total expenses	1.17%	1.17%	1.17	%(d)	1.16%	1.21%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.16%	1.17%	1.17	%(d)	1.15%	1.20%

Net investment income (loss)	0.10%	(0.02)%	(0.03	)%(d)	(0.19)%	(0.08)%

Supplemental Data
Net assets, end of year (000)	$39,325	$33,231	$31,917		$35,583	$30,139

Portfolio turnover rate	39%	39%	50%		50%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Investor A
	Year Ended September 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$54.70	$48.22	$50.61		$48.38	$41.92

Net investment income (loss)(a)	0.06	(0.01)	(0.01)		(0.10)	(0.03)
Net realized and unrealized gain	11.63	7.57	3.73		5.77	10.57

Net increase from investment operations	11.69	7.56	3.72		5.67	10.54

Distributions(b)
From net investment income	—	—	(0.67)		(0.02)	(0.03)
From net realized gain	(1.89)	(1.08)	(5.44)		(3.42)	(4.05)

Total distributions	(1.89)	(1.08)	(6.11)		(3.44)	(4.08)

Net asset value, end of year	$64.50	$54.70	$48.22		$50.61	$48.38

Total Return(c)
Based on net asset value	22.13%	16.20%	7.70%		11.94%	27.37%

Ratios to Average Net Assets
Total expenses	1.15%	1.17%	1.18	%(d)	1.16%	1.19%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14%	1.17%	1.18	%(d)	1.15%	1.19%

Net investment income (loss)	0.11%	(0.02)%	(0.03	)%(d)	(0.19)%	(0.07)%

Supplemental Data
Net assets, end of year (000)	$2,767,303	$2,597,901	$2,701,948		$2,827,428	$2,051,816

Portfolio turnover rate	39%	39%	50%		50%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

52	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Investor C
	Year Ended September 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$48.54	$43.22	$46.05		$44.36	$38.77

Net investment loss(a)	(0.30)	(0.33)	(0.32)		(0.45)	(0.32)
Net realized and unrealized gain	10.20	6.73	3.37		5.31	9.74

Net increase from investment operations	9.90	6.40	3.05		4.86	9.42

Distributions(b)
From net investment income	—	—	(0.44)		—	—
From net realized gain	(1.89)	(1.08)	(5.44)		(3.17)	(3.83)

Total distributions	(1.89)	(1.08)	(5.88)		(3.17)	(3.83)

Net asset value, end of year	$56.55	$48.54	$43.22		$46.05	$44.36

Total Return(c)
Based on net asset value	21.22%	15.37%	6.92%		11.14%	26.46%

Ratios to Average Net Assets
Total expenses	1.87%	1.90%	1.90	%(d)	1.88%	1.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.87%	1.90%	1.90	%(d)	1.87%	1.91%

Net investment loss	(0.61)%	(0.75)%	(0.75	)%(d)	(0.90)%	(0.80)%

Supplemental Data
Net assets, end of year (000)	$1,017,205	$954,780	$1,130,051		$1,167,437	$822,928

Portfolio turnover rate	39%	39%	50%		50%	57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Class K
	Year Ended September 30,		Period from 06/08/2016(a) 09/30/2016
	2018	2017
Net asset value, beginning of period	$57.37	$50.32	$49.82

Net investment income(b)	0.32	0.26	0.09
Net realized and unrealized gain	12.17	7.87	0.41

Net increase from investment operations	12.49	8.13	0.50

Distributions(c)
From net investment income	(0.10)	—	—
From net realized gain	(2.01)	(1.08)	—

Total distributions	(2.11)	(1.08)	—

Net asset value, end of period	$67.75	$57.37	$50.32

Total Return(d)
Based on net asset value	22.58%	16.67%	1.00	%(e)

Ratios to Average Net Assets
Total expenses	0.77%	0.78%	0.82	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.76%	0.78%	0.82	%(f)(g)

Net investment income	0.53%	0.47%	0.54	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$130,129	$48,253	$2,495

Portfolio turnover rate	39%	39%	50	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

54	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Class R
	Year Ended September 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$53.71	$47.51	$50.04		$47.94	$41.62

Net investment loss(a)	(0.11)	(0.16)	(0.17)		(0.26)	(0.17)
Net realized and unrealized gain	11.38	7.44	3.68		5.72	10.52

Net increase from investment operations	11.27	7.28	3.51		5.46	10.35

Distributions(b)
From net investment income	—	—	(0.60)		—	—
From net realized gain	(1.89)	(1.08)	(5.44)		(3.36)	(4.03)

Total distributions	(1.89)	(1.08)	(6.04)		(3.36)	(4.03)

Net asset value, end of year	$63.09	$53.71	$47.51		$50.04	$47.94

Total Return(c)
Based on net asset value	21.75%	15.85%	7.33%		11.59%	27.05%

Ratios to Average Net Assets
Total expenses	1.46%	1.49%	1.51	%(d)	1.46%	1.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.46%	1.49%	1.51	%(d)	1.45%	1.49%

Net investment loss	(0.20)%	(0.33)%	(0.35	)%(d)	(0.48)%	(0.38)%

Supplemental Data
Net assets, end of year (000)	$241,495	$198,426	$172,640		$146,562	$74,611

Portfolio turnover rate	39%	39%	50%		50%	57%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund
	Institutional
	Year Ended September 30,
	2018	2017	2016		2015	2014
Net asset value, beginning of year	$27.33	$37.84	$37.71		$42.91	$45.82

Net investment income (loss)(a)	1.32	0.16	0.24		0.09	(0.07)
Net realized and unrealized gain	0.75	5.09	2.81		0.89	6.49

Net increase from investment operations	2.07	5.25	3.05		0.98	6.42

Distributions(b)
From net investment income	(1.05)	(0.23)	—		—	—
From net realized gains	(0.19)	(15.53)	(2.92)		(6.18)	(9.33)

Total distributions	(1.24)	(15.76)	(2.92)		(6.18)	(9.33)

Net asset value, end of year	$28.16	$27.33	$37.84		$37.71	$42.91

Total Return(c)
Based on net asset value	7.81%	15.40%	8.64%		2.21%	16.28%

Ratios to Average Net Assets
Total expenses	1.09%	1.19%	1.19	%(d)	1.33%	1.34	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85%	0.97%	0.91	%(d)	0.91%	0.94%

Net investment income (loss)	4.79%	0.46%	0.67	%(d)	0.22%	(0.17)%

Supplemental Data
Net assets, end of year (000)	$248,847	$462,487	$686,845		$768,068	$732,297

Portfolio turnover rate	75%	154%	72%		64%	66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

56	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Service
	Year Ended September 30,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$24.87	$35.61		$35.80		$40.51		$43.72

Net investment income (loss)(a)	1.15	0.10		0.09		(0.11)		(0.23)
Net realized and unrealized gain	0.67	4.73		2.64		0.89		6.16

Net increase from investment operations	1.82	4.83		2.73		0.78		5.93

Distributions(b)
From net investment income	(0.94)	(0.04)		—		—		—
From net realized gains	(0.19)	(15.53)		(2.92)		(5.49)		(9.14)

Total distributions	(1.13)	(15.57)		(2.92)		(5.49)		(9.14)

Net asset value, end of year	$25.56	$24.87		$35.61		$35.80		$40.51

Total Return(c)
Based on net asset value	7.54%	15.09%		8.18%		1.80%		15.82%

Ratios to Average Net Assets
Total expenses	1.32%	1.37	%(d)	1.43	%(e)(f)	1.68	%(e)	1.59	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10%	1.25%		1.31	%(f)	1.31%		1.34%

Net investment income (loss)	4.58%	0.29%		0.27	%(f)	(0.28)%		(0.57)%

Supplemental Data
Net assets, end of year (000)	$12,348	$18,087		$24,305		$27,489		$140,498

Portfolio turnover rate	75%	154%		72%		64%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(e)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2015, the expense ratio would have been 1.30% and 1.67%, respectively.

(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor A
	Year Ended September 30,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$23.53	$34.47	$34.74		$39.96		$43.23

Net investment income (loss)(a)	1.08	0.11	0.09		(0.07)		(0.23)
Net realized and unrealized gain	0.65	4.54	2.56		0.85		6.09

Net increase from investment operations	1.73	4.65	2.65		0.78		5.86

Distributions(b)
From net investment income	(0.95)	(0.06)	—		—		—
From net realized gains	(0.19)	(15.53)	(2.92)		(6.00)		(9.13)

Total distributions	(1.14)	(15.59)	(2.92)		(6.00)		(9.13)

Net asset value, end of year	$24.12	$23.53	$34.47		$34.74		$39.96

Total Return(c)
Based on net asset value	7.58%	15.06%	8.20%		1.82%		15.83%

Ratios to Average Net Assets
Total expenses	1.38%	1.45%	1.47	%(d)	1.60	%(e)	1.61	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10%	1.25%	1.31	%(d)	1.31%		1.34%

Net investment income (loss)	4.57%	0.36%	0.27	%(d)	(0.18)%		(0.58)%

Supplemental Data
Net assets, end of year (000)	$214,095	$278,649	$377,271		$404,123		$423,779

Portfolio turnover rate	75%	154%	72%		64%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014, the expense ratio would have been 1.59% and 1.60%, respectively.

See notes to financial statements.

58	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor C
	Year Ended September 30,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$16.13	$28.15	$29.10		$34.43		$38.44

Net investment loss(a)	0.61	(0.12)	(0.13)		(0.30)		(0.46)
Net realized and unrealized gain	0.44	3.63	2.10		0.74		5.32

Net increase from investment operations	1.05	3.51	1.97		0.44		4.86

Distributions(b)
From net investment income	(0.80)	—	—		—		—
From net realized gain	(0.19)	(15.53)	(2.92)		(5.77)		(8.87)

Total distributions	(0.99)	(15.53)	(2.92)		(5.77)		(8.87)

Net asset value, end of year	$16.19	$16.13	$28.15		$29.10		$34.43

Total Return(c)
Based on net asset value	6.75%	14.23%	7.38%		1.03%		14.97%

Ratios to Average Net Assets
Total expenses	2.10%	2.18%	2.20	%(d)(e)	2.32	%(d)	2.33	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85%	2.00%	2.05	%(e)	2.06%		2.09%

Net investment income (loss)	3.82%	(0.48)%	(0.47	)%(e)	(0.93)%		(1.32)%

Supplemental Data
Net assets, end of year (000)	$93,399	$123,321	$173,249		$198,760		$211,493

Portfolio turnover rate	75%	154%	72%		64%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the expense ratio would have been 2.32%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund
	Institutional
	Year Ended September 30,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$31.36		$33.58		$31.10		$38.51	$38.58

Net investment income(a)	0.76		0.49		0.36		0.27	0.48
Net realized and unrealized gain (loss)	(1.57)		2.85		2.18		(3.05)	(0.38)

Net increase (decrease) from investment operations	(0.81)		3.34		2.54		(2.78)	0.10

Distributions(b)
From net investment income	(0.98)		(1.47)		(0.06)		(0.92)	(0.07)
From net realized gain	(0.41)		(4.09)		—		(3.71)	(0.10)

Total distributions	(1.39)		(5.56)		(0.06)		(4.63)	(0.17)

Net asset value, end of year	$29.16		$31.36		$33.58		$31.10	$38.51

Total Return(c)
Based on net asset value	(2.67	)%(d)	10.61%		8.20%		(7.60)%	0.25%

Ratios to Average Net Assets
Total expenses	1.14%		1.23	%(e)	1.26	%(e)(f)	1.27%	1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84%		1.01%		1.06	%(f)	1.14%	1.19%

Net investment income	2.50%		1.51%		1.15	%(f)	0.77%	1.19%

Supplemental Data
Net assets, end of year (000)	$102,541		$198,206		$353,512		$424,099	$730,062

Portfolio turnover rate	25%		130%		47%		66%	138%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

60	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Service
	Year Ended September 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$29.76		$32.05		$29.72		$37.01		$37.16

Net investment income(a)	0.65		0.35		0.23		0.17		0.34
Net realized and unrealized gain (loss)	(1.49)		2.75		2.10		(2.93)		(0.34)

Net increase (decrease) from investment operations	(0.84)		3.10		2.33		(2.76)		0.00

Distributions(b)
From net investment income	(0.83)		(1.30)		—		(0.82)		(0.05)
From net realized gain	(0.41)		(4.09)		—		(3.71)		(0.10)

Total distributions	(1.24)		(5.39)		—		(4.53)		(0.15)

Net asset value, end of year	$27.68		$29.76		$32.05		$29.72		$37.01

Total Return(c)
Based on net asset value	(2.90	)%(d)	10.29%		7.84%		(7.86)%		(0.03)%

Ratios to Average Net Assets
Total expenses	1.37%		1.48	%(e)	1.54	%(f)(g)	1.53	%(e)	1.51	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09%		1.32%		1.38	%(f)	1.42%		1.48%

Net investment income	2.27%		1.13%		0.76	%(f)	0.51%		0.87%

Supplemental Data
Net assets, end of year (000)	$4,434		$7,142		$12,706		$19,269		$30,049

Portfolio turnover rate	25%		130%		47%		66%		138%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.04)%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016, the expense ratio would have been 1.53%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Investor A
	Year Ended September 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$29.30		$31.68		$29.38		$36.64		$36.80

Net investment income(a)	0.61		0.37		0.24		0.15		0.33
Net realized and unrealized gain (loss)	(1.43)		2.69		2.06		(2.88)		(0.34)

Net increase (decrease) from investment operations	(0.82)		3.06		2.30		(2.73)		(0.01)

Distributions(b)
From net investment income	(0.81)		(1.35)		—		(0.82)		(0.05)
From net realized gain	(0.41)		(4.09)		—		(3.71)		(0.10)

Total distributions	(1.22)		(5.44)		—		(4.53)		(0.15)

Net asset value, end of year	$27.26		$29.30		$31.68		$29.38		$36.64

Total Return(c)
Based on net asset value	(2.89	)%(d)	10.27%		7.83%		(7.87)%		(0.06)%

Ratios to Average Net Assets
Total expenses	1.44%		1.54	%(e)	1.57	%(e)(f)	1.58	%(e)	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09%		1.30%		1.39	%(f)	1.46%		1.50%

Net investment income	2.14%		1.20%		0.81	%(f)	0.44%		0.86%

Supplemental Data
Net assets, end of year (000)	$140,473		$325,103		$350,855		$415,805		$662,683

Portfolio turnover rate	25%		130%		47%		66%		138%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2016 and September 30, 2017.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

62	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Investor C
	Year Ended September 30,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$25.81		$28.39		$26.52		$33.56	$33.93

Net investment income (loss)(a)	0.39		0.12		0.02		(0.07)	0.04
Net realized and unrealized gain (loss)	(1.30)		2.42		1.85		(2.63)	(0.31)

Net increase (decrease) from investment operations	(0.91)		2.54		1.87		(2.70)	(0.27)

Distributions(b)
From net investment income	(0.55)		(1.03)		—		(0.63)	—
From net realized gain	(0.41)		(4.09)		—		(3.71)	(0.10)

Total distributions	(0.96)		(5.12)		—		(4.34)	(0.10)

Net asset value, end of year	$23.94		$25.81		$28.39		$26.52	$33.56

Total Return(c)
Based on net asset value	(3.63	)%(d)	9.46%		7.05%		(8.56)%	(0.82)%

Ratios to Average Net Assets
Total expenses	2.19%		2.30	%(e)	2.35	%(e)(f)	2.32%	2.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84%		2.05%		2.13	%(f)	2.20%	2.23%

Net investment income (loss)	1.57%		0.44%		0.07	%(f)	(0.24)%	0.11%

Supplemental Data
Net assets, end of year (000)	$36,239		$53,884		$76,630		$96,334	$134,821

Portfolio turnover rate	25%		130%		47%		66%	138%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Class K
	Period from 01/25/2018(a) to 09/30/2018
Net asset value, beginning of period	$32.08

Net investment income(b)	0.56
Net realized and unrealized gain	(2.91)

Net increase from investment operations	(2.35)

Distributions from net investment income(c)	(0.56)

Net asset value, end of period	$29.17

Total Return(d)
Based on net asset value	(7.33	)%(e)(f)

Ratios to Average Net Assets
Total expenses	1.02	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.79	%(h)

Net investment income	2.81	%(h)

Supplemental Data
Net assets, end of period (000)	$3,659

Portfolio turnover rate(i)	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(f)	Aggregate total return.
(g)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expense ratio would have been 1.03%.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

64	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund
	Institutional
	Year Ended September 30,
	2018		2017		2016	2015		2014
Net asset value, beginning of year	$25.64		$19.18		$15.61	$14.37		$12.27

Net investment loss(a)	(0.09)		(0.12)		(0.08)	(0.09)		(0.10)
Net realized and unrealized gain	8.25		6.78		3.65	1.33		2.20

Net increase from investment operations	8.16		6.66		3.57	1.24		2.10

Distributions from net realized gain	(1.97)		(0.20)		—	—		—

Net asset value, end of year	$31.83		$25.64		$19.18	$15.61		$14.37

Total Return(b)
Based on net asset value	34.02%		35.13%		22.87%	8.63%		17.11%

Ratios to Average Net Assets
Total expenses	1.10	%(c)(d)	1.22	%(e)	1.27%	1.31	%(e)	1.36%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.99	%(d)	1.21%		1.23%	1.27%		1.29%

Net investment loss	(0.32	)%(d)	(0.54)%		(0.49)%	(0.58)%		(0.74)%

Supplemental Data
Net assets, end of year (000)	$584,654		$147,796		$78,179	$57,306		$53,922

Portfolio turnover rate	49%		51%		84%	78%		99%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.09%.

(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Service
	Year Ended September 30,
	2018		2017		2016	2015		2014
Net asset value, beginning of year	$24.44		$18.34		$14.96	$13.80		$11.81

Net investment loss(a)	(0.15)		(0.16)		(0.12)	(0.12)		(0.13)
Net realized and unrealized gain	7.85		6.46		3.50	1.28		2.12

Net increase from investment operations	7.70		6.30		3.38	1.16		1.99

Distributions from net realized gain	(1.92)		(0.20)		—	—		—

Net asset value, end of year	$30.22		$24.44		$18.34	$14.96		$13.80

Total Return(b)
Based on net asset value	33.74%		34.77%		22.59%	8.41%		16.85%

Ratios to Average Net Assets
Total expenses	1.37	%(c)(d)	1.48	%(c)	1.49%	1.48	%(e)	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.22	%(d)	1.47%		1.49%	1.48%		1.46%

Net investment loss	(0.55	)%(d)	(0.77)%		(0.74)%	(0.77)%		(0.93)%

Supplemental Data
Net assets, end of year (000)	$15,208		$6,312		$2,583	$1,527		$1,297

Portfolio turnover rate	49%		51%		84%	78%		99%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratio would have been 1.45%.

See notes to financial statements.

66	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Investor A
	Year Ended September 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$23.95		$17.98		$14.68		$13.55		$11.61

Net investment loss(a)	(0.16)		(0.17)		(0.13)		(0.13)		(0.14)
Net realized and unrealized gain	7.69		6.34		3.43		1.26		2.08

Net increase from investment operations	7.53		6.17		3.30		1.13		1.94

Distributions from net realized gain	(1.90)		(0.20)		—		—		—

Net asset value, end of year	$29.58		$23.95		$17.98		$14.68		$13.55

Total Return(b)
Based on net asset value	33.70%		34.74%		22.48%		8.34%		16.71%

Ratios to Average Net Assets
Total expenses	1.38	%(c)(d)	1.50	%(e)	1.56	%(d)	1.60	%(d)	1.64	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.26	%(c)	1.49%		1.55%		1.59%		1.61%

Net investment loss	(0.59	)%(c)	(0.83)%		(0.81)%		(0.90)%		(1.07)%

Supplemental Data
Net assets, end of year (000)	$627,626		$271,307		$180,658		$140,951		$118,814

Portfolio turnover rate	49%		51%		84%		78%		99%

(a)	Based on average shares outstanding.
(b)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(c)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(d)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2016	2015	2014
Expense ratios	1.37%	1.55%	1.57%	1.63%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Investor C
	Year Ended September 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$20.72		$15.70		$12.92		$12.03		$10.39

Net investment loss(a)	(0.31)		(0.28)		(0.22)		(0.23)		(0.22)
Net realized and unrealized gain	6.57		5.50		3.00		1.12		1.86

Net increase from investment operations	6.26		5.22		2.78		0.89		1.64

Distributions from net realized gain	(1.85)		(0.20)		—		—		—

Net asset value, end of year	$25.13		$20.72		$15.70		$12.92		$12.03

Total Return(b)
Based on net asset value	32.68%		33.73%		21.52%		7.40%		15.78%

Ratios to Average Net Assets
Total expenses	2.10	%(c)(d)	2.27	%(e)	2.35	%(e)	2.40	%(d)	2.46	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.01	%(c)	2.25%		2.35%		2.40%		2.44%

Net investment loss	(1.34	)%(c)	(1.59)%		(1.61)%		(1.71)%		(1.90)%

Supplemental Data
Net assets, end of year (000)	$142,942		$76,957		$56,707		$41,989		$32,194

Portfolio turnover rate	49%		51%		84%		78%		99%

(a)	Based on average shares outstanding.
(b)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(c)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(d)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2015	2014
Expense ratios	2.09%	2.39%	2.45%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

68	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Class R
	Year Ended September 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$24.20		$18.21		$14.92		$13.81		$11.86

Net investment loss(a)	(0.23)		(0.23)		(0.17)		(0.18)		(0.18)
Net realized and unrealized gain	7.78		6.42		3.46		1.29		2.13

Net increase from investment operations	7.55		6.19		3.29		1.11		1.95

Distributions from net realized gain	(1.85)		(0.20)		—		—		—

Net asset value, end of year	$29.90		$24.20		$18.21		$14.92		$13.81

Total Return(b)
Based on net asset value	33.35%		34.41%		22.05%		8.04%		16.44%

Ratios to Average Net Assets
Total expenses	1.69	%(c)(d)	1.81	%(c)	1.85	%(e)	1.86	%(e)	1.91	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.53	%(d)	1.77%		1.83%		1.85%		1.89%

Net investment loss	(0.87	)%(d)	(1.11)%		(1.09)%		(1.16)%		(1.35)%

Supplemental Data
Net assets, end of year (000)	$13,577		$9,700		$6,054		$5,060		$4,195

Portfolio turnover rate	49%		51%		84%		78%		99%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2016	2015	2014
Expense ratios	1.84%	1.83%	1.89%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Notes to Financial Statements

1. ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified*
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

*	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Effective December 30, 2017, BlackRock Science & Technology Opportunities Portfolio changed its name to BlackRock Technology Opportunities Fund. In addition, the Fund changed its investment strategies.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K(a) and Class R Shares	No	No	None
Investor A Shares	Yes	No(b)	None
Investor C Shares	No	Yes(c)	None

(a)	Class K commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)	There is no CDSC on Investor C Shares after one year.

On December 27, 2017, Health Science Opportunities’s, High Equity Income’s and International Dividend’s issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

70	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)    recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)    future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)    audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

72	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

4. SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage International
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$664,781	$(664,781)	$—
Citigroup Global Markets, Inc.	124,700	(124,700)	—
Morgan Stanley & Co. LLC	190,492	(190,492)	—

	$979,973	$(979,973)	$—

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Citigroup Global Markets, Inc.	$26,068,903	$(26,068,903)	$—
Credit Suisse Securities (USA) LLC	35,370,928	(35,370,928)	—
Deutsche Bank Securities, Inc.	35,126,534	(35,126,534)	—
Goldman Sachs & Co.	12,251,782	(12,067,265)	184,517
Jefferies LLC	52,800	(52,800)	—
JP Morgan Securities LLC	75,916,285	(75,916,285)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	58,487	(58,487)	—
Morgan Stanley & Co. LLC	7,571,572	(7,571,572)	—
National Financial Services LLC	6,259,753	(6,259,753)	—
Nomura Securities International Inc.	2,468,778	(2,468,778)	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements   (continued)

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)

State Street Bank & Trust Company	$30,408,217	$(30,408,217)	$—
UBS Securities LLC	8,392,674	(8,392,674)	—

	$239,946,713	$(239,762,196)	$184,517

Technology Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$308,898	$(308,898)	$—
BMO Capital Markets	898,398	(898,398)
Citigroup Global Markets, Inc.	23,706,575	(23,706,575)	—
Credit Suisse Securities (USA) LLC	16,447,497	(16,447,497)	—
Deutsche Bank Securities, Inc.	2,611,974	(2,611,974)
Goldman Sachs & Co.	11,063,455	(11,063,455)	—
JP Morgan Securities LLC	8,108,363	(8,108,363)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	12,354,112	(12,354,112)
Mizuho Securities USA, Inc.	16,602	(16,602)
Morgan Stanley & Co. LLC	650,314	(650,314)	—
National Financial Services LLC	913,884	(913,884)
State Street Bank and Trust Co.	1,662,371	(1,662,371)	—
TD Prime Services LLC	3,176,108	(3,176,108)
UBS Securities LLC	30,022,368	(30,022,368)	—

	$111,940,919	$(111,940,919)	$—

(a)

Cash collateral with a value of $1,253,841, $243,270,677 and $116,635,123 has been received in connection with securities lending agreements for Advantage International, Health Sciences Opportunities and Technology Opportunities, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

(b)

The market value of the loaned securities is determined as of September 30, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, interest rate risk, equity risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

74	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value —unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. As of period end, the Funds did not have written options outstanding.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements   (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage International	High Equity Income	International Dividend	Technology Opportunities
First $1 Billion	0.590%	0.810%	0.790%	0.820%
$1 Billion - $3 Billion.	0.550	0.760	0.740	0.770
$3 Billion - $5 Billion.	0.530	0.730	0.710	0.740
$5 Billion - $10 Billion	0.510	0.700	0.690	0.710
Greater than $10 Billion	0.500	0.680	0.670	0.700

Investment Advisory Fees
Average Daily Net Assets	Health Sciences Opportunities
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700
$2 Billion - $3 Billion	0.675
Greater than $3 Billion	0.650

Prior to March 15, 2018, Technology Opportunities paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Average Daily Net Assets	Technology Opportunities
First $1 Billion	0.900%
$1 Billion - $2 Billion	0.850
$2 Billion - $3 Billion	0.800
Greater than $3 Billion	0.750

With respect to International Dividend, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B(a)	Investor C	Class R
Distribution Fee	—	—	0.75%	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25	0.25	0.25

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B(a)	Investor C	Class R	Total
Advantage International	$—	$741,431	$—	$248,870	$40,339	$1,030,640
Health Sciences Opportunities	85,731	6,430,746	1,133	9,431,095	1,047,497	16,996,202
High Equity Income	39,333	596,081	377	1,081,690	—	1,717,481
International Dividend	13,921	459,162	33	448,064	—	921,180
Technology Opportunities	24,826	1,082,989	—	1,064,161	53,110	2,225,086

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

76	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion - $2 Billion	0.0375
$2 Billion - $4 Billion	0.0350
$4 Billion - $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage International	$69,455	$—	$59,314	$—	$4,977	$644	$1,614	$136,004
Health Sciences Opportunities	484,139	6,858	514,460	23	188,622	16,944	41,900	1,252,946
High Equity Income	65,182	3,147	47,686	8	21,577	—	—	137,600
International Dividend	27,870	1,114	36,733	1	8,961	391	—	75,070
Technology Opportunities	64,762	1,986	86,639	—	21,283	—	2,125	176,795

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Advantage International	$82,361	$—	$—	$82,361
Health Sciences Opportunities	1,253	828	4,190	6,271
High Equity Income	657	—	438	1,095
International Dividend	1,099	—	1,170	2,269
Technology Opportunities	2,142	—	1,777	3,919

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage International	$3,647	$—	$7,016	$—	$1,470	$—	$78	$12,211
Health Sciences Opportunities	17,609	337	87,837	382	24,539	277	1,747	132,728
High Equity Income	—	—	21,632	81	6,421	—	—	28,134
International Dividend	1,347	—	12,887	50	2,509	—	—	16,793
Technology Opportunities	7,698	73	16,557	—	6,429	—	162	30,919

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

For the year ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage International	$364,739	$—	$426,683	$—	$33,802	$503	$16,056	$841,783
Health Sciences Opportunities	2,572,626	53,297	3,483,872	1,872	1,019,663	3,843	417,715	7,552,888
High Equity Income	461,029	17,751	408,708	498	156,987	—	—	1,044,973
International Dividend	207,831	7,401	379,717	333	87,291	554	—	683,127
Technology Opportunities	350,570	13,295	605,802	—	122,179	—	21,906	1,113,752

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

Other Fees: For the year ended September 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage International	$10,647
Health Sciences Opportunities	174,771
High Equity Income	12,673
International Dividend	5,698
Technology Opportunities	149,612

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements   (continued)

For the year ended September 30, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage International	$1,068	$982
Health Sciences Opportunities	7,373	59,897
High Equity Income	6,660	2,738
International Dividend	1,203	1,089
Technology Opportunities	6,518	22,686

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts waived were as follows:

Fees waived by the Manager
Advantage International	$13,499
Health Sciences Opportunities	106,188
High Equity Income	8,043
International Dividend	1,029
Technology Opportunities	35,510

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through, January 31, 2019 with the exception of Technology Opportunities, which is through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2018, the Funds did not have contractual waivers.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”).The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Advantage International		Health Sciences Opportunities	High Equity Income		International Dividend		Technology Opportunities
Institutional	0.64%		N/A	0.85%		0.84%		0.92%
Service	0.89	(a)	N/A	1.10		1.09		1.17
Investor A	0.89		N/A	1.10		1.09		1.17
Investor B(b)	N/A		N/A	1.85	(a)	1.84	(a)	N/A
Investor C	1.64		N/A	1.85		1.84		1.92
Class K(c)	0.59		N/A	N/A		0.79		N/A
Class R	1.14		N/A	1.35	(a)	1.34	(a)	1.42

(a)	There were no shares outstanding as of September 30, 2018.
(b)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(c)	Effective January 25, 2018, implemented contractual cap upon launch through January 31, 2019.

Prior to March 15, 2018, the expense limitations as a percentage of average daily net assets for Technology Opportunities were as follows:

Technology Opportunities

Institutional	1.20%
Service	1.45
Investor A	1.45
Investor B(a)	N/A
Investor C	2.20
Class K	N/A
Class R	1.70

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

78	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts reimbursed for the Funds were as follows:

Advantage International	$15,688
Health Sciences.	228,801
High Equity Income	33,882
International Dividend	23,857
Technology Opportunities	37,341

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2019, with the exception of Technology Opportunities, which is through January 31, 2020, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended September 30, 2018, the amounts included in fees waived by the Manager in the Statements of Operations were as follows:

Advantage International	$877,895
High Equity Income	551,084
International Dividend	567,330
Technology Opportunities	83,986

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2018, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage International	$69,455	$—	$59,314	$—	$4,977	$644	$1,614	$136,004
High Equity Income	64,147	3,133	47,687	8	21,577	—	—	136,552
International Dividend	27,870	1,114	36,733	1	8,961	391	—	75,070
Technology Opportunities	45,790	1,318	56,871	—	13,326	—	1,752	119,057

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
Advantage International	$226,666	$—	$320,878	$—	$25,294	$503	$13,247	$586,588
High Equity Income	445,513	17,060	398,450	497	154,319	—	—	1,015,839
International Dividend	162,869	5,576	321,400	332	73,002	554	—	563,733
Technology Opportunities	233,194	11,393	375,169	—	71,368	—	13,418	704,542

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of:

(a)	the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

	Fund	Institutional	Service	Investor A	Investor B(a)	Investor C	Class R	Total
Technology Opportunities	$1,076	$38,502	$309	$35,577	$—	$10,784	$3	$86,251

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.

On September 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020
Advantage International
Fund Level	$242,156	$877,895
Institutional	91,894	296,121
Investor A	224,939	380,192
Investor C	43,706	30,271
Class K	—	1,147
Class R	9,589	14,861

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements   (continued)

	Expiring September 30,
	2019	2020
High Equity Income
Fund Level	$536,052	$551,084
Institutional	1,070,924	509,660
Service	13,771	20,193
Investor A	491,028	446,137
Investor C	193,604	175,896
International Dividend
Fund Level	232,233	567,330
Institutional	329,374	190,739
Service	5,572	6,690
Investor A	434,347	358,133
Investor C	85,344	81,963
Class K	—	945
Technology Opportunities
Fund Level	—	83,986
Institutional	—	278,984
Service	55	12,711
Investor A	—	432,040
Investor C	—	84,694
Class R	2,357	15,170

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2018:

Advantage International
Fund Level	$38,936
Institutional	50,471
Investor A	233,499
Investor C	76,844
Class K	—
Class R	7,900
High Equity Income
Fund Level	1,534,805
Institutional	1,181,302
Service	—
Investor A	150,273
Investor C	58,264
International Dividend
Fund Level	867,279
Institutional	358,708
Service	8,126
Investor A	287,722
Investor C	103,731
Class K	—
Technology Opportunities
Fund Level	—
Institutional	—
Service	—
Investor A	—
Investor C	—
Class R	665

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Health Sciences Opportunities and High Equity Income retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Pursuant to a securities lending agreement, Advantage International, International Dividend and Technology Opportunities retain 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

80	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: Health Sciences Opportunities and High Equity Income retain 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Advantage International, International Dividend and Technology Opportunities retain 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Advantage International	$23,738
Health Sciences Opportunities	147,936
High Equity Income	4,014
Technology Opportunities	345,656

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Advantage International’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended September 30, 2018, Advantage International did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officers in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2018, the purchase and sale transactions and any net realized gain (loss) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
International Dividend	$973,936	$—	$—

7.	PURCHASES AND SALES

For the year ended September 30, 2018, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities
Purchases	$1,118,320,517	$2,385,573,444	$386,314,575	$92,040,973	$975,066,868
Sales	689,689,305	2,552,289,401	718,294,259	361,603,906	409,188,898

For the year ended September 30, 2018, purchases and sales related to equity-linked notes for High Equity Income Fund were $1,412,309,442 and $1,738,083,403, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies by the funds, net operating losses, the use of equalization, non-deductible expenses, the expiration of capital loss carryforwards and income recognized from investments in partnerships were reclassified to the following accounts:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities
Paid-in capital	$(8,483,021)	$40,654,869	$837,322	$(35,370)	$—
Accumulated (distributions in excess of) net investment income (loss)	1,653,161	(524,318)	(177,335)	(552,951)	1,410,930
Accumulated net realized gain (loss)	6,829,860	(40,130,551)	(659,987)	588,321	(1,410,930)

The tax character of distributions paid was as follows:

	Advantage International	Health Sciences Opportunities(a)	High Equity Income	International Dividend	Technology Opportunities
Ordinary income
9/30/18	$2,850,024	$8,029,026	$34,088,082	$14,143,999	$1,293,723
9/30/17	$4,150,001	$15,846	$108,232,708	$32,500,011	$624,206
Long-term capital gains
9/30/18	—	234,649,536	690,793	2,386,903	46,018,188
9/30/17	—	124,300,535	372,012,849	78,338,356	3,142,871

Total
9/30/18	$2,850,024	$242,678,562	$34,778,875	$16,530,902	$47,311,911

9/30/17	$4,150,001	$124,316,381	$480,245,557	$110,838,367	$3,767,077

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities
Undistributed ordinary income	$16,895,904	$41,207,693	$9,386,661	$805,592	$—
Undistributed long-term capital gains	—	428,612,102	17,702,897	8,307,448	14,241,549
Net unrealized gains(a)	8,841,225	2,649,481,909	25,607,635	(4,075,921)	401,361,862
Qualified late-year losses(b)	(7,844,460)	—	—	—	(3,920,308)

	$17,892,669	$3,119,301,704	$52,697,193	$5,037,119	$411,683,103

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies and the timing and recognition of partnership income.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended September 30, 2018, the Advantage International Fund utilized $1,178,426 of its respective capital loss carryforward.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities
Tax cost.	$735,606,675	$4,703,501,766	$551,698,308	$288,189,603	$1,104,826,668

Gross unrealized appreciation	$46,443,840	$2,749,710,084	$44,022,196	$26,094,172	$421,222,413
Gross unrealized depreciation	(37,515,399)	(92,816,978)	(17,613,693)	(30,156,730)	(19,455,325)

Net unrealized appreciation	$8,928,441	$2,656,893,106	$26,408,503	$(4,062,558)	$401,767,088

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Funds did not borrow under the credit agreement.

82	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

As of period end, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector and Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of period end, the International Dividend Fund listed below had the following industry classifications:

Industry	International Dividend
Pharmaceuticals	19%
Tobacco	10
Banks	7
Wireless Telecommunication Services	6
Air Freight & Logistics.	5
Beverages	5
Diversified Telecommunication Services	5
Food Products	5
Machinery	5
Personal Products.	5
Other(a)	28

(a)	All other industries held were each less than 5% of long-term investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/18		Year Ended 09/30/17
Advantage International	Shares	Amount	Shares	Amount
Institutional
Shares sold	21,713,713	$370,322,674	4,258,964	$67,007,620
Shares issued in reinvestment of distributions	58,116	984,479	60,007	859,836
Shares redeemed.	(4,971,457)	(85,594,298)	(986,484)	(15,118,387)

Net increase	16,800,372	$285,712,855	3,332,487	$52,749,069

Investor A
Shares sold	11,970,282	$202,841,111	1,946,320	$30,363,298
Shares issued in reinvestment of distributions	94,736	1,589,682	151,798	2,157,115
Shares redeemed.	(4,254,197)	(72,565,782)	(2,590,002)	(39,149,701)

Net increase (decrease)	7,810,821	$131,865,011	(491,884)	$(6,629,288)

Investor C
Shares sold	248,228	$4,114,167	79,306	$1,138,537
Shares issued in reinvestment of distributions	—	—	25,759	354,184
Shares redeemed.	(362,134)	(5,929,229)	(1,687,083)	(25,154,388)

Net decrease	(113,906)	$(1,815,062)	(1,582,018)	$(23,661,667)

	Period 01/25/18(a) to 09/30/18
Class K
Shares sold	517,949	$8,863,657
Shares redeemed.	(36,438)	(619,146)

Net increase	481,511	$8,244,511

	Year Ended 09/30/18		Year Ended 09/30/17
	Shares	Amount	Shares	Amount
Class R
Shares sold Shares issued in reinvestment of distributions Shares redeemed.	143,859	$2,462,428	78,099	$1,165,587
	756	12,673	7,540	106,995
	(149,092)	(2,538,056)	(212,769)	(3,196,953)

Net decrease	(4,477)	$(62,955)	(127,130)	$(1,924,371)

Total Net Increase	24,974,321	$423,944,360	1,131,455	$20,533,743

(a)	Commencement of operations.

84	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

	Year Ended 09/30/18		Year Ended 09/30/17
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,918,367	$711,236,281	17,513,444	$903,762,127
Shares issued in reinvestment of distributions	1,337,950	74,323,151	684,493	31,752,432
Shares redeemed.	(7,984,764)	(471,723,765)	(10,671,062)	(538,320,333)

Net increase	5,271,553	$313,835,667	7,526,875	$397,194,226

Service
Shares sold	145,941	$8,360,730	192,450	$9,559,608
Shares issued in reinvestment of distributions	20,096	1,070,319	15,907	708,985
Shares redeemed.	(163,770)	(9,304,528)	(262,645)	(12,768,947)

Net increase (decrease)	2,267	$126,521	(54,288)	$(2,500,354)

Investor A
Shares issued from conversion(a)	7,968	$429,820	—	$—
Shares sold and automatic conversion of shares.	6,345,563	359,734,103	11,660,317	576,097,657
Shares issued in reinvestment of distributions	1,623,710	86,170,352	1,278,067	56,742,656
Shares redeemed.	(12,563,126)	(706,383,107)	(21,482,247)	(1,045,099,546)

Net decrease	(4,585,885)	$(260,048,832)	(8,543,863)	$(412,259,233)

Investor B
Shares sold	—	$21	2,159	$102,852
Shares issued in reinvestment of distributions	373	17,889	2,605	105,936
Shares converted(a)	(8,853)	(429,820)	—	—
Shares redeemed and automatic conversion of shares	(982)	(47,499)	(118,980)	(5,283,332)

Net decrease	(9,462)	$(459,409)	(114,216)	$(5,074,544)

Investor C
Shares sold	1,671,213	$83,685,017	2,311,630	$101,104,590
Shares issued in reinvestment of distributions	761,167	35,630,818	654,655	25,940,541
Shares redeemed.	(4,117,440)	(204,113,940)	(9,442,213)	(410,687,604)

Net decrease	(1,685,060)	$(84,798,105)	(6,475,928)	$(283,642,473)

Class K
Shares sold	1,325,764	$78,759,852	838,537	$47,304,868
Reinvestments	36,690	2,038,840	1,033	47,957
Shares redeemed.	(282,817)	(16,677,932)	(48,046)	(2,527,754)

Net increase	1,079,637	$64,120,760	791,524	$44,825,071

Class R
Shares sold	787,551	$43,688,911	900,159	$43,429,045
Shares issued in reinvestment of distributions	133,790	6,962,458	88,594	3,875,250
Shares redeemed.	(787,707)	(43,393,227)	(928,040)	(44,186,180)

Net increase	133,634	$7,258,142	60,713	$3,118,115

Total Net Increase (Decrease)	206,684	$40,034,744	(6,809,183)	$(258,339,192)

(a) On December 27, 2017, Investor B Shares converted into Investor A Shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements   (continued)

	Year Ended 09/30/18		Year Ended 09/30/17
High Equity Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,795,530	$49,454,889	4,219,346	$152,946,713
Shares issued in reinvestment of distributions	534,018	14,591,812	7,692,973	216,122,958
Shares redeemed	(10,417,182)	(287,023,270)	(13,140,348)	(464,815,559)

Net decrease	(8,087,634)	$(222,976,569)	(1,228,029)	$(95,745,888)

Service
Shares sold	22,811	$571,015	57,520	$1,902,919
Shares issued in reinvestment of distributions	29,405	729,748	356,546	9,071,601
Shares redeemed	(296,460)	(7,447,946)	(369,291)	(11,115,843)

Net increase (decrease)	(244,244)	$(6,147,183)	44,775	$(141,323)

Investor A
Shares sold and automatic conversion of shares	1,003,085	$23,776,514	1,701,449	$56,087,023
Shares issued in reinvestment of distributions	476,822	11,184,532	5,520,597	133,792,610
Shares redeemed	(4,443,882)	(105,249,999)	(6,326,858)	(198,599,074)

Net increase (decrease)	(2,963,975)	$(70,288,953)	895,188	$(8,719,441)

Investor B
Shares sold	—	$40	11	$296
Shares issued in reinvestment of distributions	243	3,922	19,866	401,498
Shares redeemed and automatic conversion of shares	(11,237)	(181,858)	(150,863)	(4,026,668)

Net decrease	(10,994)	$(177,896)	(130,986)	$(3,624,874)

Investor C
Shares sold	895,301	$14,543,893	299,521	$7,795,482
Shares issued in reinvestment of distributions	407,989	6,484,420	4,427,783	74,682,484
Shares redeemed	(3,179,671)	(51,215,444)	(3,236,131)	(76,217,641)

Net increase (decrease)	(1,876,381)	$(30,187,131)	1,491,173	$6,260,325

Total Net Increase (Decrease)	(13,183,228)	$(329,777,732)	1,072,121	$(101,971,201)

86	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 09/30/18		Year Ended 09/30/17
International Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,012,358	$30,836,121	2,071,244	$66,997,102
Shares issued in reinvestment of distributions	200,664	6,064,305	1,250,085	39,039,604
Shares redeemed	(4,017,740)	(121,958,241)	(7,527,998)	(243,715,267)

Net decrease	(2,804,718)	$(85,057,815)	(4,206,669)	$(137,678,561)

Service
Shares sold	16,160	$465,478	32,091	$984,191
Shares issued in reinvestment of distributions	8,638	247,644	48,630	1,445,671
Shares redeemed	(104,612)	(3,011,003)	(237,210)	(7,328,800)

Net decrease	(79,814)	$(2,297,881)	(156,489)	$(4,898,938)

Investor A
Shares issued from conversion(a)	477	$13,819	—	—
Shares sold and automatic conversion of shares	673,834	19,033,336	4,648,093	$140,908,638
Shares issued in reinvestment of distributions	264,520	7,462,762	1,955,634	57,209,738
Shares redeemed	(6,881,762)	(198,379,510)	(6,581,979)	(198,601,441)

Net increase (decrease)	(5,942,931)	$(171,869,593)	21,748	$(483,065)

Investor B
Shares issued in reinvestment of distributions	3	$86	317	$8,704
Shares converted	(513)	(13,819)	—	—
Shares redeemed and automatic conversion of shares	(4)	(114)	(25,948)	(742,244)

Net decrease	(514)	$(13,847)	(25,631)	$(733,540)

Investor C
Shares sold	79,923	$1,999,619	117,697	$3,214,002
Shares issued in reinvestment of distributions	68,497	1,702,995	391,685	10,151,669
Shares redeemed	(722,537)	(17,945,511)	(1,120,581)	(30,933,329)

Net decrease	(574,117)	$(14,242,897)	(611,199)	$(17,567,658)

	Period 01/25/18(b) to 09/30/18
	Shares	Amount
Class K
Shares sold	143,149	$4,187,215	—	$—
Shares issued in reinvestment of dividends	2,263	66,602	—	—
Shares redeemed	(19,971)	(582,522)	—	—

Net increase	125,441	$3,671,295	—	$—

Total Net Decrease	(9,276,653)	$(269,810,738)	(4,978,240)	$(161,361,762)

(a)	On December 27, 2017, Investor B Shares converted into Investor A Shares.
(b)	Commencement of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements   (continued)

	Year Ended 09/30/18		Year Ended 09/30/17
Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,923,563	$461,931,385	3,224,417	$71,181,318
Shares issued in reinvestment of dividends	545,934	13,484,546	40,186	746,125
Shares redeemed	(3,865,247)	(107,720,522)	(1,577,153)	(32,865,102)

Net increase	12,604,250	$367,695,409	1,687,450	$39,062,341

Service
Shares sold	618,439	$16,915,568	226,210	$4,524,871
Shares issued in reinvestment of dividends	23,275	546,735	1,409	24,987
Shares redeemed	(396,769)	(10,781,482)	(110,189)	(2,187,353)

Net increase	244,945	$6,680,821	117,430	$2,362,505

Investor A
Shares sold	15,906,609	$426,575,621	4,527,558	$94,282,528
Shares issued in reinvestment of dividends	982,028	22,586,415	107,738	1,871,519
Shares redeemed	(6,998,503)	(186,358,004)	(3,356,697)	(66,577,711)

Net increase	9,890,134	$262,804,032	1,278,599	$29,576,336

Investor C
Shares sold	2,518,167	$57,703,941	1,559,135	$26,242,810
Shares issued in reinvestment of dividends	356,227	7,003,420	50,864	769,460
Shares redeemed	(901,615)	(20,221,986)	(1,507,997)	(26,885,733)

Net increase	1,972,779	$44,485,375	102,002	$126,537

Class R
Shares sold	226,410	$6,235,474	232,651	$4,669,542
Shares reinvestments	30,234	704,461	3,993	70,281
Shares redeemed	(203,414)	(5,390,717)	(168,199)	(3,490,186)

Net increase	53,230	$1,549,218	68,445	$1,249,637

Total Net Increase	24,765,338	$683,214,855	3,253,926	$72,377,356

At September 30, 2018, 10,911 Class K Shares of the Advantage International and 6,295 Class K Shares of the International Dividend were owned by BlackRock Financial Management, Inc., an affiliate of each Fund.

12. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

At a meeting held on May 17, 2018, the Board of Trustees of BlackRock FundsSM and, at a meeting held on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm International Equity Fund (the “Target Fund”) with and into the BlackRock Advantage International Fund (the “Fund”). On September 14, 2018, the shareholders of the Target Fund approved the Reorganization at a special shareholder meeting. The Reorganization closed on November 19, 2018.

Upon the consummation of the Reorganization, shareholders of the Target Fund became shareholders of the Fund. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes. Shareholders of the Target Fund received shares of the Fund with a total dollar value equal to that of the Target Fund shares owned by the shareholder immediately prior to the Reorganization.

88	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage International Fund, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Dividend Fund, BlackRock Technology Opportunities Fund and BlackRock High Equity Income Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage International Fund, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Dividend Fund, BlackRock Technology Opportunities Fund (formerly, BlackRock Science & Technology Opportunities Portfolio) and BlackRock High Equity Income Fund of BlackRock FundsSM(the “Funds”), including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T OF I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	89

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2018, the following information is provided with respect to the ordinary distributions paid by the Funds:

	Payable Date	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund
Qualified Dividend Income for Individuals(a)	12/05/17	100.00%	100.00%	24.33%	77.33%	68.19%
	4/12/18	—	—	—	100.00%	—
	7/20/18	—	—	—	100.00%	—
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	12/05/17	14.16%	100.00%	17.07%	4.90%	49.40%
Foreign Source Income(a)(b)	12/05/17	91.47%	—	—	100.00%	—
Interest-Related Dividends and Qualified Short-Term Capital
Gains for Non-U.S. Residents(c)	12/05/17	—	100.00%	—	—	—
Foreign Taxes Paid Per Share(d)	12/05/17	$0.015365	—	—	$0.095598	—
	4/12/18	—	—	—	$0.034949	—
	7/20/18	—	—	—	$0.032446	—

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(d)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, the following Funds distributed long-term capital gains per share to shareholders of record on the following dates:

	Payable Date	Long-Term Capital Gains
Health Sciences Opportunities	12/05/17	$1.894165
High Equity Income	12/05/17	0.020636
International Dividend	12/05/17	0.168158
Technology Opportunities.	12/05/17	1.847673

90	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Advantage International Fund (“Advantage International Fund”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock High Equity Income Fund (“High Equity Income Fund”), BlackRock International Dividend Fund (“International Dividend Fund”) and BlackRock Technology Opportunities Fund (“Technology Opportunities Fund,” and together with Advantage International Fund, Health Sciences Opportunities Portfolio, High Equity Income Fund and International Dividend Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to International Dividend Fund (the “International Dividend Fund Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the International Dividend Fund Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	91

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement    (continued)

as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, Technology Opportunities Fund ranked in the first quartile against its Performance Peers. The Board also noted that effective December 29, 2017, the Fund had undergone changes in its principle investment strategy, and in connection with this change, the Fund changed its name from BlackRock Science & Technology Opportunities Portfolio to BlackRock Technology Opportunities Fund.

The Board noted that for the one-, three- and five-year periods reported, Health Sciences Opportunities Portfolio ranked in the second, first, and second quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, High Equity Income Fund ranked in the second, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period. The Board also noted that effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock U.S. Opportunities Portfolio to BlackRock High Equity Income Fund.

The Board noted that for the one-, three- and five-year periods reported, Advantage International Fund ranked in the third, second and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period. The Board noted that effective June 12, 2017, the Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Global Opportunities Fund to BlackRock Advantage International Fund.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement   (continued)

The Board noted that for the one-, three- and five-year periods reported, International Dividend Fund ranked in the fourth, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board also noted that effective June 12, 2017, the Fund had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock International Opportunities Portfolio to BlackRock International Dividend Fund. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Advantage International Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Fund’s investment strategy, BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 12, 2017. The Board also noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule in connection with the changes to the Fund’s investment strategy. This adjustment was implemented on June 12, 2017.

The Board noted that International Dividend Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Fund’s investment strategy, BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 12, 2017. The Board also noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule in connection with the changes to the Fund’s investment strategy. This adjustment was implemented on June 12, 2017.

The Board noted that Technology Opportunity Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on March 15, 2018. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. This

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	93

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement   (continued)

contractual expense cap reduction was implemented on March 15, 2018.

The Board noted that Health Sciences Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that High Equity Income Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that, in connection with the changes to the Fund’s investment strategy, BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 12, 2017. The Board also noted that BlackRock and the Board agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule in connection with the changes to the Fund’s investment strategy. This adjustment was implemented on June 12, 2017.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the International Dividend Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Trustees and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)

President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.

			27 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			27 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member there of since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.

			27 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	27 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			27 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	27 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			27 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	27 RICs consisting of 142 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

			27 RICs consisting of 142 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	27 RICs consisting of 142 Portfolios	None

T R U S T E E S A N D O F F I C E R I N F O R M A T I O N	95

Trustees and Officer Information    (continued)

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	27 RICs consisting of 142 Portfolios	None
Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

96	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustees and Officer Information (continued)

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Corporation.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Corporation.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	BlackRock International Dividend Fund

T R U S T E E S A N D O F F I C E R I N F O R M A T I O N	97

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	99

Glossary of Terms Used in this Report

Currency Abbreviations
CHF	Swiss Frank
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

Portfolio Abbreviation
ADR	American Depositary Receipts

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-9/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$33,150	$31,892	$0	$0	$16,200	$14,727	$0	$0
BlackRock Advantage Large Cap Growth Fund	$20,196	$20,188	$0	$0	$17,900	$13,407	$0	$0
BlackRock Advantage Small Cap Growth Fund	$29,682	$28,502	$0	$0	$17,900	$13,707	$0	$0
BlackRock All-Cap Energy & Resources Portfolio	$19,686	$20,876	$0	$0	$15,200	$13,707	$0	$0
BlackRock Emerging Markets Dividend Fund	$36,720	$35,462	$0	$0	$16,200	$14,727	$0	$0
BlackRock Energy & Resources Portfolio	$26,316	$27,583	$0	$0	$15,200	$13,707	$0	$0
BlackRock Health Sciences Opportunities Portfolio	$39,882	$41,149	$0	$0	$15,500	$13,707	$0	$0

BlackRock High Equity Income Fund	$23,358	$24,599	$0	$0	$16,100	$13,707	$0	$0
BlackRock International Dividend Fund	$26,520	$26,537	$0	$0	$16,500	$14,727	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$19,992	$21,259	$0	$2,000	$15,500	$13,707	$0	$0
BlackRock Technology Opportunities Portfolio	$36,720	$36,737	$0	$0	$15,500	$13,707	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

    The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

    Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage International Fund	$16,200	$14,727
BlackRock Advantage Large Cap Growth Fund	$17,900	$13,407
BlackRock Advantage Small Cap Growth Fund	$17,900	$13,707
BlackRock All-Cap Energy & Resources Portfolio	$15,200	$13,707
BlackRock Emerging Markets Dividend Fund	$16,200	$14,727
BlackRock Energy & Resources Portfolio	$15,200	$13,707
BlackRock Health Sciences Opportunities Portfolio	$15,500	$13,707
BlackRock High Equity Income Fund	$16,100	$13,707
BlackRock International Dividend Fund	$16,500	$14,727
BlackRock Mid-Cap Growth Equity Portfolio	$15,500	$15,707
BlackRock Technology Opportunities Portfolio	$15,500	$13,707

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: December 4, 2018